UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4279

Securian Funds Trust

(Exact name of registrant as specified in charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of principal executive offices) (Zip code)

Paul J. Thibodeaux, Esq.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and address of agent for service)

Registrant's telephone number, including area code:

(651) 665-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS.

Filed herewith.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2021

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)

SFT Core Bond Fund

SFT Delaware IvySM Growth Fund (Formerly SFT IvySM Growth Fund)

SFT Delaware IvySM Small Cap Growth Fund (Formerly SFT IvySM Small Cap Growth Fund)

SFT Equity Stabilization Fund (Formerly SFT Managed Volatility Equity Fund)

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT International Bond Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

Letter from the President

Another year of surviving the pandemic has brought many opportunities and challenges, even as our healthcare, education, and supply-chain systems remain strained. However, strong market performance for the year reflected an increase in earnings, expectations for robust economic growth and confidence that the predicted Federal Reserve rate hikes will be sufficient to keep a lid on inflation.

We appear to be facing a prolonged pandemic, that is potentially changing to endemic—something we will live with going forward. While the economy has opened, new variants put added pressure on society and businesses. Companies have rolled back return-to-office dates and are having a difficult time filling open positions. A lack of willing workers is a headwind, stemming in part from early retirements, lower immigration, and persistent pandemic effects. So far, companies have been able to push through price increases to maintain margins, but resultant inflation has been higher and more persistent than expected. Companies will have their work cut out for them should growth slow from current high levels and wage pressures increase.

2021 saw exceptional market returns across most major asset classes. The S&P 500® ended the year up 28.7 percent, ending just off its record high. Fixed income returns were down, with the Bloomberg U.S. Aggregate Bond Index at -1.54 percent for the year.

As we look forward to 2022, we believe we are likely to see more volatility as the markets navigate concerns of monetary tightening, high valuations and the mid-term election cycle. The crosscurrents between near-term inflationary concerns and longer-term secular declines in inflation and potential growth will likely be a story for some time. We remain optimistic that the Federal Reserve will find the right balance, while being alert to the possibility that the inflation and interest rates regimes could change.

As always, we believe the best investment tactic is to position for the long-term and use diversification to reduce risk of a downside surprise.

Sincerely,

David Kuplic
President, Securian Funds Trust

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

Fund Objective

The SFT Balanced Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Bloomberg U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index). The SFT Balanced Stabilization Fund invests primarily in Class 1 shares of the SFT Index 500 Fund for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of 13.46 percent over the 12 months ending December 31, 2021. The Blended Benchmark Index returned 15.86 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low.

In 2021, markets experienced rather low equity volatility, especially since the COVID-19 pandemic saw three appreciable domestic waves in this period, Russia-NATO tensions continued to escalate in Eastern Europe, China-U.S. relations continued to degrade, and the Federal Reserve (Fed) was confronted with the catch-22 of escalating inflation in the face of multiple risk asset bubbles. Realized volatility on the S&P 500® saw a minimum of 6.55 percent, and a maximum of 21.10 percent, over the course of the year. Thus, the Fund's equity exposure ranged from a minimum of 44.76 percent to a maximum of 80.46 percent.

The long run realized volatility of the S&P 500® is 18.73 percent. Given that the highest level of realized volatility seen in the first three quarters of 2021 was only a bit above average, at 19.48 percent, the Fund held a fairly high equity exposure during this time, averaging 68.93 percent. Equity volatility escalated somewhat during Q4 of 2021, and so the Fund held an average equity exposure of 57.94 percent during this period. The S&P 500® produced a total return of 11.02 percent in Q4, despite the fact that volatility escalated to 21.10 percent toward the end of the year. This equity underweight in Q4 was the primary driver of the Fund's performance lag relative to the benchmark.

The fixed income portion of the Fund outperformed the Blended Benchmark Index's fixed income allocation, which generated -0.29 percent and -0.71 percent of portfolio return, respectively. While we do not view materially higher interest rates as a likely possibility, we maintained a shorter duration than the Blended Benchmark Index for essentially all of 2021, given the asymmetric nature of possible rate paths going forward.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Calendar year 2021 was, by superficial metrics, boring relative to 2020:

•  Realized volatility was 13.10 percent for the year, a 46th percentile rank historically.

•  The 26.89 percent S&P 500® price return was a fairly high 86th percentile rank historically, and the return-per-unit-of-risk of 2.05—i.e. the ratio of 26.89 to 13.10—was similarly an 84th percentile value historically.

•  "Growth" continued to outperform "Value"; the S&P Growth Index returned 32.00 percent for the year, while the S&P Value index returned 24.86 percent.

•  Rates rose over 2021, but short and intermediate rates saw much larger increases than the long end:

o  5 Year U.S. Treasury +91 basis points

o  10 Year U.S. Treasury +60 basis points

o  30 Year U.S. Treasury +26 basis points

Make no mistake, despite the benign superficial metrics, we continue to view risk markets as distorted by easy monetary policy, and ripe for risk asset repricing:

•  The S&P 500® and Nasdaq Composite finished the year down only 0.56 percent and 7.55 percent, respectively, from their all-time highs.

•  Fundamental equity valuations remain at, or near, all-time highs; for example, the Shiller Price-Earnings (PE) ratio closed out 2021 at 39.63, a level eclipsed only during the Dotcom bubble.

•  The average monthly Consumer Price Index (CPI) year-over-year reading for 2021 was 4.70 percent, the highest calendar-year average since 1990.

•  The abnormal inflation induced by the pandemic, via supply-chain disruption, direct-to-consumer stimulus, and demand-driven repricing of labor, leaves the Fed squarely in the monetary policy corner it has painted itself into.

In addition to elevated valuations, many market observers (including us) have highlighted the ongoing concentration of S&P 500® market cap in a very small number of technology behemoths. 2021 saw no improvement in this situation; the top seven S&P 500® companies by market cap—Apple, Microsoft, Google, Amazon, Tesla, Meta (Facebook), and NVIDIA—comprised over 27 percent of the total S&P 500® market capitalization at the end of 2021. In an equal-weighted index, these seven names would only comprise about 1.4 percent of the index.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that tracks the S&P 500®. In addition, the Fund had long positions in S&P 500® futures, long and short S&P 500® put options, long and short Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

We believe the Fed can no longer continue to foster easy monetary conditions, which have been a boon to risk assets for most of the period since the Great Financial Crisis. Inflation has sprawled out from equity and bond valuations to real consumer product prices, and so the Fed adopted a much more hawkish stance in late 2021; it began tapering its asset purchases in November, and currently expects to completely stop purchasing assets by early 2022. Further, the market is pricing in multiple rate hikes thereafter, which—assuming the usual 25 basis point increase—will leave the front end of the Treasury curve around 1.00 percent at the end of 2022.

The Fed last attempted to hike its policy rate over the 2016-2018 time frame. It hiked its policy rate from 0 to 2.25 percent, over the period December 15, 2015 through December 19, 2018. Over the same time frame, the 10 Year U.S. Treasury rate moved only 50 basis points, from 2.30 percent to 2.80 percent. By mid-2019 the yield curve was deeply inverted, the S&P 500® had seen a -20 percent pullback (Q4 of 2018), and the Fed was forced to contemplate cutting its policy rate, which it began to do over the second half of 2019.

Admittedly, we believe the current supply chain issues, elevated demand of stimulus-enriched consumers, and potential wage increases necessitated by the extreme difficulty employers are currently facing in hiring, could all sustain inflation long enough to naturally force rates higher, thereby helping the Fed in its tightening campaign. But we think it more likely that the Fed's current attempt to tighten monetary policy will elicit a negative reaction from risk markets, similar to late 2018.

We anticipate that geopolitics will be a headwind for risk assets in the coming year:

•  Domestically, the political climate continues to be deeply divisive, to the point where even rifts within the Democratic Party seem likely to derail President Biden's infrastructure initiative, which would have benefited the economy and been a major step in the "monetary to fiscal policy" handoff that could have provided a clearer path forward for the Fed.

•  China continues to have an abysmal human rights record, as well as obvious aspirations to challenge the U.S. for global dominance. Simultaneously, China's GDP growth has been slowing as of late. Given how pivotal China's contribution to global growth has been, unanticipated economic slowing in China could have global repercussions, as could sanctions or other diplomatic steps that could be undertaken in the event of escalating U.S.-China tensions.

•  Russia is also a geopolitical wildcard, as it has amassed a huge military buildup near the Ukrainian border. Given that Russia already annexed Crimea in 2014 and has generally been escalating its rhetoric regarding NATO in Eastern Europe, the risk of Russia attacking Ukraine and, by extension, Western Europe and the U.S. being dragged into a conflict, should not be underestimated.

In short, we anticipate elevated equity volatility, and see more potential downside risk than upside reward, in 2022.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

Ten Largest Holdings^

Security description	Market value	% of net assets
iShares Core S&P 500 ETF	$50,293,826	6.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	30,523,994	4.2%
SPDR S&P 500 ETF Trust	17,179,303	2.4%
Vanguard S&P 500 ETF	8,807,800	1.2%
Southern Natural Gas Co. LLC 4.800%, 3/15/47	1,804,880	0.2%
Pine Street Trust I 4.572%, 2/15/29	1,694,796	0.2%
Raytheon Technologies Corp. 4.125%, 11/16/28	1,677,588	0.2%
Welltower, Inc. 4.125%, 3/15/29	1,672,577	0.2%
Bank 2019-BNK18 3.584%, 5/15/62	1,646,535	0.2%
ONEOK, Inc. 4.35%, 3/15/29	1,641,090	0.2%
	$116,942,389	15.9%

^Does not include short-term investments or investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the SFT Balanced Stabilization Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of fixed income investments)

Ratings are obtained from Standard & Poor's, Moody's and Fitch. If only one rating is available for a security, that rating is used. A weighted average is used for holdings where more than one of the agencies have assigned a rating. Securian Asset Management, Inc. provides ratings for securities that are not assigned a rating by the agencies.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Balanced Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Balanced Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Balanced Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Core Bond Fund

Thomas Houghton, CFA, Daniel Henken, CFA and Lena Harhaj, CFA Portfolio Managers

Fund Objective

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Performance Update

The Fund's Class 2 shares generated a total net return of -0.54 percent over the 12 months ending December 31, 2021, outperforming the Bloomberg U.S. Aggregate Bond Index which returned -1.54 percent over the same period.

What influenced the Fund's return during the past 12 months?

Strong market performance reflected an explosive increase in earnings, expectations for robust economic growth and confidence that predicted rate hikes will be sufficient to keep a lid on inflation. Investors are also betting that companies can maintain margins even as growth slows and supply chain pressures and calls for higher wages persist. While we saw several significant waves of new COVID-19 variants, markets proved resilient as each subsequent episode had less of an impact. Estimates for economic growth have come down since June, but earnings have continued to surprise to the upside with Factset estimating earnings per share (EPS) growth at over 40 percent in 2021.

Risk assets surged at the end of the quarter with the S&P 500® returning 28.7 percent for the year, ending just off its record high. In the last quarter of the year, policymakers bowed to the market consensus that inflation is likely to remain higher than targeted. Investors took the news of a course correction in stride as the Federal Open Market Committee projected a faster taper of asset purchases and pulled forward guidance for rate hikes. The shift to a tighter stance is a global phenomenon, as a number of central banks raised rates. Despite the new bias, financial conditions remain extremely easy and projected hikes are modest in comparison. Market pricing now reflects an extended, but not out of control, breach of the Federal Reserve's (Fed) 2 percent stated inflation target. Investors believe that central bank actions will release enough steam for inflation to average under 3 percent over the next 5 years as measured by the Fed 5-year break-even rate.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Yields broke out of their recent range and moved up across the curve, particularly in the short end, finishing at the highs of the year. The rise in yields during the year resulted in negative total returns across all tenors of the curve. Investment grade corporate bonds, particularly on the long end, underperformed Treasuries, and the securitized sector during the fourth quarter. Industrials performed the worst during the period but finished the year with the best excess returns in the corporate sector. In the securitized Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS) sector, overall it was option adjusted spreads (OAS) vs. Treasuries of the CMBS and ABS sectors that widened modestly during the quarter, but outperformed Mortgage-Backed Securities (MBS) and Treasuries over the full year. MBS was the only fixed-income sector that underperformed Treasuries on the year. While corporate bonds outperformed Treasuries for the year, high quality bonds produced a negative nominal total return in 2021, the first since 2013.

What strategies and techniques did you employ that specifically affected Fund performance?

Positive security selection results were the primary driver of the Fund's outperformance for the year. The Fund's positions in the industrial sector, particularly in pipelines and airlines, contributed to much of the positive results. Performance of several positions in the single-family rental sector in ABS, credit-risk transfer securities in MBS and in financials also contributed. The Fund also benefitted from the decision to underweight Agency MBS, and overweight corporate bonds, local authority bonds, CMBS and Collateralized Mortgage Obligations (CMO).

As corporate spreads tightened to multi-year tight levels during the first half of the year, the portfolio management team actively reduced corporate exposure through most of the year. This decision paid dividends as corporate bonds produced negative excess returns in the second half of the year. The decision to increase exposure to the securitized sector, particularly in ABS and non-Agency CMO, offset some of that benefit in the second half of the year.

Consistent with our philosophy, overall duration did not exhibit material differences from the Fund's benchmark in 2021 and interest rate positioning contributed very little to performance relative to the Fund's benchmark.

What will affect the Fund going forward?

After weaker-than-expected Q3 Gross Domestic Product (GDP) growth, we anticipate strong growth to finish the year and slower, but still above-trend, growth in 2022. An agonizingly slow normalization of the economy continues to present unique challenges to forecasters. New COVID-19 variants continue to pop up, and supply chains are still out of whack. Another year of higher-than-normal investment and stronger imports should ease the supply situation, but Omicron may slow this process.

Consumer spending is likely to be robust as the continued overhang of unspent savings and investment gains propels growth next year. Even so, the handoff from public support to private employment isn't complete. A lack of willing workers is a headwind, stemming from early retirements, lower immigration, and persistent pandemic effects. We expect the labor market to stabilize next year, but with tighter conditions than the pre-pandemic balance. So far, companies have been able to push through price increases to maintain margins, but resultant inflation has been higher and more persistent than expected. Consumers are frustrated that key financial goals like home ownership or a new car purchase feel more out of reach as wage increases fall short of inflation. We're not too worried about a recession, but weaker consumer sentiment and a tight labor market are likely to continue to pressure policymakers and employers.

The big question on investors' minds is whether buyers will continue to accept rates that don't keep pace with inflation. As the pandemic wanes and labor and supply chain challenges resolve, we believe inflation is likely to fall in 2022. However, companies report they expect supply chain pressures to persist for now, confidence in pricing power is growing, labor is making gains, and housing effects will lag. These challenges skew inflation risk to the upside in the coming year.

Despite these risks, rates may remain subdued. High levels of debt, an aging population, disruptive technological change, and concentrated wealth remain powerful forces. The present comfort with long term rates near 2 percent reflects a belief that these impulses will dominate. However, de-globalization and supply chain rationalization, pressure to address climate change and inequality, and depressed levels of immigration present more serious structural challenges. Other factors may exacerbate supply and demand imbalances. These include more fiscal/monetary policy coordination with an emphasis on direct cash support and policy tilts towards higher regulation and trust busting at a time when potential growth is slowing. These factors increase the risk that inflation could remain higher than desired for some time, creating both political and financial policy stress.

The combination of monetary tightening, high valuations and an election cycle are likely to be a more volatile mix in the coming year. The battle between longer term disinflationary secular trends and declining potential growth versus the hotter mix of easy financial conditions, populist policies and the costs of climate mitigation is likely to be the story for some time. Like the Fed, we need to be data driven and alert to the possibility that the inflation and rates regimes could change.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Bond 1.750%, 8/15/41	$14,517,480	2.7%
U.S. Treasury Note 1.125%, 2/29/28	8,212,189	1.5%
U.S. Treasury Note 0.625%, 12/31/27	7,660,000	1.4%
U.S. Treasury Bond 2.000%, 8/15/51	7,169,531	1.4%
U.S. Treasury Note 5.375%, 2/15/31	6,841,313	1.3%
U.S. Treasury Bond 1.375%, 11/15/40	6,534,430	1.2%
U.S. Treasury Bond 1.875%, 2/15/41	6,522,778	1.2%
U.S. Treasury Note 0.875% 9/30/26	5,213,820	1.0%
U.S. Treasury Note 0.625%, 10/15/24	5,162,352	1.0%
Invitation Homes 2018-SFR4 Trust 1.509%, 1/17/38	5,047,747	1.0%
	$72,881,640	13.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)

Ratings are obtained from Standard & Poor's, Moody's and Fitch. If only one rating is available for a security, that rating is used. A weighted average is used for holdings where more than one of the agencies have assigned a rating. Securian Asset Management, Inc. provides ratings for securities that are not assigned a rating by the agencies.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Core Bond Fund,
Bloomberg U.S. Aggregate Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Core Bond Fund's Class 2 shares total return compared to the Bloomberg U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2011 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Delaware IvySM Growth Fund (Formerly SFT IvySM Growth Fund)

Bradley M. Klapmeyer, CFA, Brad Angermeier, CFA Portfolio Managers Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Prior to May 3, 2021, the Fund was sub-advised by Ivy Investment Management Company. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 30.29 percent over the 12 months ending December 31, 2021, outperforming the Russell 1000 Growth Index which returned 27.60 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the measurement period, the Fund had a strong return, outperforming its benchmark. Stock selection drove most of the performance in the fiscal year. From a sector perspective, information technology was the largest contributor to relative performance followed by healthcare. Communication services and consumer discretionary were the largest negative contributors. We stuck to our discipline over the period, which was rewarded as many of the pandemic-driven excesses of 2020 continued to unwind in 2021. We maintained a focus on quality growth companies which we believe will be rewarded through the cycle.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The last quarter of the period included notable action at the Federal Reserve (Fed), which began to forecast a more aggressive pace of interest rate hikes during 2022. The Fed's forecast confirmed what we were already seeing in the data—inflationary pressures are widespread and creeping into wages. The Fed also intends to move quickly to reduce the size of its balance sheet. The most notable aspect of these announcements is the move away from zero interest rate policy, which the market has generally taken in stride.

Outside of sustained inflationary pressure, overall economic indicators remained supportive of near-term growth. Housing data remained strong (although constrained by lack of available inventory), the labor market was robust, manufacturing orders and production remained near record levels bolstered by lean inventory, and spending on services continued its path toward normalization after a significant decline in 2020.

Materials, information technology, consumer staples, and real estate were the best performing sectors within the Fund's benchmark, although it is important to note that there was significant dispersion of returns within each of the sectors. Communication services, utilities, financials, healthcare, and industrials were the worst performing sectors for the period.

The fourth quarter proved brutal for many high-growth stocks in the Fund's benchmark as the market rotated from expensive risk toward quality. These dynamics were evident in factor returns, with quality factors (return on assets and return on equity) and value factors (price to free cash flow, free cash flow to enterprise value) outperforming. Earlier in the year we noted quality was outperforming but still taking a backseat to the value trade, but as 2021 progressed it appears quality was riding front seat. The fourth quarter saw significant underperformance of risk factors (beta), and momentum factors (price returns and relative strength) generally lagged as well.

What strategies and techniques did you employ that specifically affected Fund performance?

Information technology was the largest positive contributor during the period. The Fund was overweight the sector, but positive stock selection was far more impactful to performance than sector allocation. Overweight positions in Gartner, Motorola Solutions, Intuit and NVIDIA were the largest contributors to outperformance. Avoidance of Mastercard, Zoom and Block (formerly known as Square) also contributed positively. Those positive contributors were partially offset by underperformance from overweight positions in Visa and PayPal. We continue to believe Visa is a wide-moat business and the eventual acceleration of its profitable cross-border transactions should improve sentiment and put the stock back on its trajectory of long-term compounding.

Healthcare was also a positive contributor, with all the performance within this sector coming from stock selection rather than sector allocation. The Fund's overweight position in UnitedHealth Group was the largest positive contributor, and positions in Danaher and Zoetis also contributed positively. Overweight positions in Cooper Companies and Cerner Corp. were two of the largest detractors, and the Fund's avoidance of Eli Lilly also contributed negatively during the period. Cerner's stock performed better late in the year following news of Oracle's proposed acquisition of the company.

Within communication services, the Fund's overweight position in Alphabet (parent company of Google) was a positive contributor, and the Fund also benefited from avoiding underperforming internet businesses such as Netflix, Spotify, Roku and Match as well as traditional telecommunication businesses such as Charter Communications and Altice, which underperformed during the period. Those positive contributions were more than offset by underperformance from overweight positions in Electronic Arts and Pinterest, which both suffered from the market rotation away from pandemic beneficiaries.

Consumer discretionary was also a meaningful negative contributor during the period. The Fund's avoidance of Tesla was the largest negative contributor, and positions in Ferrari and Booking Holdings were also sources of underperformance. Those negative contributors were partially offset by strong performance from the Fund's position in Home Depot and by the avoidance of Peloton, the latter of which was down significantly during the fiscal year after artificially high pandemic demand began evaporating in the face of rising competitive intensity. The Fund's position in Home Depot has been reduced after strong performance in 2021, and we continue to avoid Tesla given what we believe are unrealistic expectations priced into the stock.

What will affect the Fund going forward?

We think the backdrop for 2022 looks more balanced with multiple Fed interest rate hikes, a reduced Fed balance sheet, a reduction in federal outlays, normalization of the frantic inventory and logistics situation, a slowdown in manufacturing growth, and lingering inflationary pressures. There appear to be supportive forces to economic growth, but these will all act as new counterbalancing forces during 2022.

We do pause when we consider the (unknown) impacts of coming off record levels of monetary and fiscal stimulus while markets are still sitting with historically high valuation multiples. A cocktail of high multiples and decelerating growth could suggest the market needs to reassess the underlying assumptions for growth and valuations, particularly in richly valued growth stocks. Conceptually we like the idea that the tailwinds supporting the market for the past decade—easy money and multiple expansion—are ebbing as it potentially implies lower market and stock correlations and increased dispersion of returns. We believe these are ingredients for an environment ripe for skilled active stock picking and business model selection.

We do see further risk to the growthy tail due to the overestimation of growth sustainability for many names in the growth universe. Any future drawdown that occurs from this overestimation could be painful as the impact is twofold—a normalization of growth expectations (negative revisions) and a compression of the valuation multiple.

While we see pockets of risk in highly valued, unproven businesses, we do see attractive opportunities for strong multi-year returns in many higher quality (strong returns on assets, profitability, and lower volatility) growth businesses. Importantly, we believe the secular growth dynamics in high-quality stocks will help these stocks sustain a premium relative valuation if market volatility increases.

Our conviction is high that quality is more persistent than growth, and that starting with quality business models, then selecting growth through a discipled selection process should be fruitful across economic cycles.

Ten Largest Holdings^

Security description	Market value	% of net assets
Microsoft Corp.	$85,809,357	12.2%
Apple, Inc.	62,488,659	8.9%
Amazon.com, Inc.	45,803,829	6.5%
Alphabet, Inc. Class A	39,744,492	5.6%
NVIDIA Corp.	30,530,089	4.3%
Visa, Inc. Class A	29,143,594	4.1%
Motorola Solutions, Inc.	28,560,017	4.0%
VeriSign, Inc.	26,338,140	3.7%
UnitedHealth Group, Inc.	23,871,736	3.4%
Meta Platforms, Inc. Class A	20,044,106	2.8%
	$392,334,019	55.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Growth Fund,
the Russell 1000 Growth Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Delaware IvySM Small Cap Growth Fund (Formerly SFT IvySM Small Cap Growth Fund)

Timothy J. Miller, CFA, Kenneth G. McQuade, CFA Portfolio Managers Delaware Investments Fund Advisers

Fund Objective

The SFT Delaware IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. The investment adviser for the Fund is Securian Asset Management, Inc. Delaware Investments Fund Advisers serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Prior to May 3, 2021, the Fund was sub-advised by Ivy Investment Management Company. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 4.58 percent over the 12 months ending December 31, 2021, outperforming the Russell 2000 Growth Index which returned 2.83 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund slightly outperformed its benchmark for the fiscal year. A larger gain generated through mid-year was diminished in the second half as pressure from the rotation to value stocks hurt Fund performance. For the measurement period, the sectors contributing to positive performance included healthcare, consumer discretionary, and communication services. On the downside, industrials, information technology, and real estate were the primary drags on performance.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The small-cap growth market fizzled heading into year-end 2021. After producing big returns in 2020, Russell 2000 Growth Index was the worst-performing Russell index for the calendar year. A variety of forces accounted for the tepid returns, including valuation factors, interest rate concerns, and a strong cyclical earnings recovery, which mostly benefitted value stocks. In addition, there was another surge from the mega-cap stocks, which drove a 12 percent gain in the Russell 1000 Growth Index compared to the virtually flat performance of Russell 2000 Growth Index. The FANG+ group of mega-cap company stocks accounted for nearly half of the Russell 1000 Growth Index performance in the fourth quarter.

Concerns over rising inflation and implications for sooner than expected Federal Reserve tightening cast a big cloud (pun intended) over the highly valued small-cap software stocks that are a large and important component of the information technology sector. A similar impact was felt by biotechnology and medical technology stocks. Small-cap value continued its outperformance versus small-cap growth during the quarter as investors responded favorably to a strong earnings growth recovery in the cyclical areas of industrials, materials, and consumer discretionary.

What strategies and techniques did you employ that specifically affected Fund performance?

Healthcare was the largest weighted sector in the Fund's benchmark while also the worst performing sector, down greater than 20 percent for the fiscal year. COVID-19 was the obvious key focal point that created many direct impacts such as minimal capacity for many medical procedures, lower private pay from higher unemployment, lack of capacity for clinical trials, and significant stress on healthcare staffing. The result was slower volumes, lower profitability, and less visibility along most of the sector. Biotechnology was the worst performing segment due to the mentioned fundamental issues along with rising interest rates affecting speculative valuations. The Fund remained underweight healthcare due to an underweight position in biotechnology, which was the primary reason for relative outperformance. In addition, the Fund had exposure across the risk spectrum including exposure to medical staffing and more efficient healthcare delivery, which contributed to positive stock selection.

Information technology is the other large weighting in the Fund, and it was impacted primarily by the macro factors mentioned above. While the fundamental picture for the sector appears to remain healthy, the combination of lower relative earnings growth and higher interest rates have impacted these stocks. Information technology has been a stellar performer over the past few years with valuations reaching record levels, which has made the group vulnerable to these trends. The Fund had reduced exposure to the most extreme valued software names throughout the fiscal year but nevertheless maintained an above-average weighting in the group, which impacted performance. Within the information technology sector, the principal drag was from the software industry whereas the Fund's semiconductor and information technology services industry holdings were positive contributors.

Consumer discretionary and industrials were the next two greatest sector weightings during the measurement period. Positive returns were generated in consumer discretionary led primarily by the hotel, gaming, and restaurant industries. Companies such as Marriott Vacations, Churchill Downs, and Wyndham Hotels were beneficiaries of the healthy consumer spending trends. The industrials sector was a meaningful outperformer for the benchmark during the measurement period. Sector performance was quite volatile throughout the fiscal year based on investors' reactions to economic measures. The more cyclical segments performed better overall with the strongest being road and rail, building products, and construction and engineering. The more unestablished growth segments such as alternative energy and services were underperformers. The Fund had some exposure to cyclical names but maintained greater exposure to secular growth names, which were a relative detractor for the fiscal year. The aerospace and defense segment was also a negative contributor as it is considered a more defensive segment. It was also impacted by concerns of federal budget constraints and manufacturer operating issues. The Fund's higher exposure to defense was also a detractor.

What will affect the Fund going forward?

We think macroeconomic factors will continue to pose a challenge for the Fund in the near term, which heightens the Fund's emphasis on quality growth companies and diversification. We believe small-cap growth and innovation however will not slow down in a period of modestly rising interest rates, and companies delivering above-average growth and returns should be rewarded in the stock market. Further, we believe the current instability in the markets provides great opportunities to position the Fund in these types of companies across the growth spectrum.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Globant SA	$6,109,051	3.0%
SiTime Corp.	5,294,681	2.6%
Knight-Swift Transportation Holdings, Inc.	5,021,212	2.5%
Varonis Systems, Inc.	4,995,413	2.4%
Tandem Diabetes Care, Inc.	4,958,580	2.4%
Vocera Communications, Inc.	4,449,904	2.2%
Omnicell, Inc.	4,448,026	2.2%
Marriott Vacations Worldwide Corp.	4,337,210	2.1%
CryoPort, Inc.	4,182,491	2.0%
Pinnacle Financial Parters, Inc.	4,058,655	2.0%
	$47,855,223	23.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Delaware IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Delaware IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of the Delaware Investments Fund Advisers, the Fund's sub-adviser.

SFT Equity Stabilization Fund (Formerly SFT Managed Volatility Equity Fund)

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

Fund Objective

The SFT Equity Stabilization Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20 percent S&P 500® BMI International Developed Low Volatility Index and 20 percent Bloomberg U.S. 3-Month Treasury Bellwether Index (collectively, the Blended Benchmark Index). The SFT Equity Stabilization Fund invests at least 80 percent of its assets in equity securities. Equity securities include those that are equity based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of 12.18 percent over the 12 months ending December 31, 2021. The Blended Benchmark Index returned 16.48 percent over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of the Fund's strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low.

In 2021, markets experienced rather low equity volatility, especially in light of the fact that the COVID-19 pandemic saw three appreciable domestic waves in this period, Russia-NATO tensions continued to escalate in Eastern Europe, China-U.S. relations continued to degrade, and the Federal Reserve (Fed) was confronted with the catch-22 of escalating inflation in the face of multiple risk asset bubbles. Realized volatility on the S&P 500® saw a minimum of 6.55 percent, and a maximum of 21.10 percent, over the course of the year. The Volatility Index (VIX) continued to be elevated, relative to historical norms. Its lowest value in 2021 was 15.01, and its maximum value was 37.21. It is also noteworthy that the average implied-realized spread for the year was 7.15 percent, which is the second-highest value in the full VIX history. The Fund equity exposure ranged from a minimum of 84.37 percent to a maximum of 100 percent.

The long run realized volatility of the S&P 500® is 18.73 percent. Given that the highest level of realized volatility seen in the first three quarters of 2021 was only a bit above average, at 19.48 percent, the Fund held a fairly high equity exposure during this time, averaging 95.82 percent. Equity volatility escalated somewhat during Q4 of 2021, and in response the Fund held an average equity exposure of 92.25 percent during this period, and it closed out the year at 90.41 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Calendar year 2021 was, by superficial metrics, boring relative to 2020:

•  Realized volatility was 13.10 percent for the year, a 46th percentile rank historically.

•  The 26.89 percent S&P 500® price return was a fairly high 86th percentile rank historically, and the return-per-unit-of-risk of 2.05—i.e. the ratio of 26.89 to 13.10—was similarly an 84th percentile value historically.

•  "Growth" continued to outperform "Value"; the S&P Growth Index returned 32.00 percent for the year, while the S&P Value index returned 24.86 percent.

•  Rates rose over 2021, but short and intermediate rates saw much larger increases than the long end:

o  5 Year U.S. Treasury +91 basis points

o  10 Year U.S. Treasury +60 basis points

o  30 Year U.S. Treasury +26 basis points

Make no mistake, despite the benign superficial metrics, we continue to view risk markets as distorted by easy monetary policy, and ripe for risk asset repricing:

•  The S&P and Nasdaq finished the year down only 0.56 percent and 7.55 percent, respectively, from their all-time highs.

•  Fundamental equity valuations remain at, or near, all-time highs; for example, the Shiller Price-Earnings (PE) ratio closed out 2021 at 39.63, a level eclipsed only during the Dotcom bubble.

•  The average monthly Consumer Price Index (CPI) year-over-year reading for 2021 was 4.70 percent, the highest calendar-year average since 1990.

•  The abnormal inflation induced by the pandemic, via supply-chain disruption, direct-to-consumer stimulus, and demand-driven repricing of labor, leaves the Fed squarely in the monetary policy corner it has painted itself into.

In addition to elevated valuations, many market observers (including us) have highlighted the ongoing concentration of S&P 500® market cap in a very small number of technology behemoths. 2021 saw no improvement in this situation; the top seven S&P 500® companies by market cap—Apple, Microsoft, Google, Amazon, Tesla, Meta (Facebook), and NVIDIA—comprised over 27 percent of the total S&P 500® market capitalization at the end of 2021. In an equal-weighted index, these seven names would only comprise about 1.4 percent of the index.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in domestic and international minimum volatility and dividend-focused cash equity. In addition, the Fund had long positions in S&P 500® futures, long and short S&P 500® put options, long and short Chicago Board Options Exchange (CBOE) VIX call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

We believe the Fed can no longer continue to foster easy monetary conditions, which have been a boon to risk assets for most of the period since the Great Financial Crisis. Inflation has sprawled out from equity and bond valuations to real consumer product prices, and so the Fed adopted a much more hawkish stance in late 2021; it began tapering its asset purchases in November, and currently expects to completely stop purchasing assets by early 2022. Further, the market is pricing in multiple rate hikes, which assuming the usual 25bp increase, we believe will leave the front end of the Treasury curve around 1.00 percent at the end of 2022.

The Fed last attempted to hike its policy rate over the 2016-2018 time frame. It hiked its policy rate from 0 to 2.25 percent, over the period December 15, 2015 through December 19, 2018. Over the same time frame, the 10 Year U.S. Treasury rate moved only 50 basis points, from 2.30 percent to 2.80 percent. By mid-2019 the yield curve was actually deeply inverted, the S&P 500® had seen a -20 percent pullback (Q4 of 2018), and the Fed was forced to contemplate cutting its policy rate, which it began to do over the back half of 2019.

Admittedly, we believe the current supply chain issues, elevated demand of stimulus-enriched consumers, and potential wage increases necessitated by the extreme difficulty employers are currently facing in hiring, could all sustain inflation long enough to naturally force rates higher, thereby helping the Fed in its tightening campaign. But we think it more likely that the Fed's current attempt to tighten monetary policy will elicit a negative reaction from risk markets, similar to what late 2018 witnessed.

We anticipate that geopolitics will be a headwind for risk assets in the coming year:

•  Domestically, the political climate continues to be deeply divisive, to the point where even rifts within the Democratic Party seem likely to derail President Biden's infrastructure initiative, which would have benefited the economy and been a major step in the "monetary to fiscal policy" handoff that could have provided a clearer path forward for the Fed.

•  China continues to have an abysmal human rights record, as well as obvious aspirations to challenge the U.S. for global dominance. Simultaneously, China's GDP growth has been slowing as-of late. Given how pivotal China's contribution to global growth has been, unanticipated economic slowing in China could have global repercussions, as could sanctions or other diplomatic steps that could be undertaken in the event of escalating U.S.-China tensions.

•  Russia is also a geopolitical wildcard, as it has amassed a huge military buildup near the Ukrainian border. Given that Russia already annexed Crimea in 2014, and has generally been escalating its rhetoric regarding NATO in Eastern Europe, the risk of Russia attacking Ukraine and, by extension, Western Europe and the U.S. being dragged into a conflict, should not be underestimated.

In short, we anticipate elevated equity volatility, and see more potential downside risk than upside reward, in 2022.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

Ten Largest Holdings^

Security description	Market value	% of market value
iShares Edge MSCI Minimum Volatility USA ETF	$117,860,945	31.7%
iShares Edge MSCI Minimum Volatility EAFE ETF	87,848,141	23.6%
iShares Core High Dividend ETF	65,260,445	17.5%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	22,494,899	6.0%
iShares MSCI Germany ETF	17,413,785	4.7%
BlackRock Short Maturity Bond ETF	15,915,069	4.3%
	$326,793,284	87.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Equity Stabilization Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Equity Stabilization Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Equity Stabilization Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Expense Limitation Agreement was terminated on May 1, 2021. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

SFT Government Money Market Fund

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

Fund Objective

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Fund invests at least 99.5 percent of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Performance Update

The Fund generated a total net return of 0.00 percent over the 12 months ending December 31, 2021, underperforming the 3-month U.S. Treasury Bill which returned 0.04 percent over the same period.

What influenced the Fund's return during the past 12 months?

The front-end of the U.S. Treasury curve was unchanged for much of the year. However, during the fourth quarter the front-end steepened with rates on the 3-month U.S. Treasury Bill ending at just 3 basis points and the 1-year U.S. Treasury Bill ending at 37.6 basis points.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund continues to pick up incremental yield versus U.S. Treasury Bills by purchasing short-dated Agency Discount Notes.

What will affect the Fund going forward?

We expect a more volatile interest rate environment as the Federal Reserve (Fed) ends its open market purchases of Treasuries and mortgage-backed securities in the next couple months, and then begins hiking rates by March or April. The market has priced in three to four hikes by the end of this year. Yields in the very short end of the rates curve have barely responded yet, but we expect yields on short-term Treasury bills and other money-market instruments to respond upward as the Fed gets closer to the anticipated hike in rates. While this will introduce more volatility into the market, it should provide more income for money-market investors as these short-term rates rise.

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost.

Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg U.S. Treasury Bill 1-3 Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust (Trust) approved a Restated Net Investment Income Maintenance Agreement among the Trust (on behalf of SFT Government Money Market Fund), Securian Asset Management, Inc. (Securian AM) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2022, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of the Trust's independent Trustees.

Effective November 1, 2017, Securian AM and the Trust, on behalf of the SFT Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.70% of the Fund's Average daily net assets through April 30, 2022.

The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 day's notice prior to the end of the contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Fund's prospectus.

SFT Index 400 Mid-Cap Fund

James Seifert
Portfolio Manager

Fund Objective

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400® Index (S&P MidCap 400®). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P MidCap 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 23.99 percent over the 12 months ending December 31, 2021; the S&P MidCap 400® returned 24.76 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT MidCap 400 Index Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400®.

All nine sectors posted positive annual returns. The energy sector led all sectors with a 12 month return of 60.5 percent. Transportation names followed with an annual return of 36.3 percent. In terms of size, decile 10, (decile segments consist of 40 names) the smallest capitalized names and representing 3.6 percent of the weight in the index, ended the period with a return of 46.9 percent. All other decile groups ended the year with strong double-digit returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

While we saw several significant waves of new COVID-19 variants, markets proved resilient as each subsequent episode had less of an impact. Estimates for economic growth have come down since June, but earnings have continued to surprise to the upside with Factset estimating earnings per share (EPS) growth at over 40 percent in 2021. Risk assets surged at the end of the fourth quarter with the broader market ending the year just off its record high.

With markets awash in liquidity, there were a few warning signs. Bubbles and speculative bets emerged in meme stocks, crypto currencies, non-fungible tokens, and dry powder set aside for venture capital. Equity market breadth narrowed, and retail participation surged as investors chased returns. With the strong finish to the year, high valuations dismiss the risks of rate hikes, mean reverting margins, labor bargaining power, and anti-trust action.

What will affect the Fund going forward?

We're likely to see more volatility in the coming year as markets navigate concerns about easy financial conditions against a backdrop of above-trend growth and inflation. Companies will have their work cut out as growth slows from heady levels and price pressures continue.

After weaker-than-expected Q3 gross domestic product (GDP) growth, we anticipate a strong finish to the year and slower, but still above-trend, growth in 2022. An agonizingly slow normalization of the economy continues to present unique challenges to forecasters. New COVID-19 variants continue to pop up, and supply chains are still out of whack. Another year of higher-than-normal investment and stronger imports could ease the supply situation, but Omicron may slow this process. We believe consumer spending is likely to be robust as the continued overhang of unspent savings and investment gains propels growth next year. Even so, the handoff from public support to private employment isn't complete. A lack of willing workers is a headwind, stemming from early retirements, lower immigration, and persistent pandemic effects. We believe the labor market will stabilize next year, but with tighter conditions than the pre-pandemic balance. So far, companies have been able to push through price increases to maintain margins, but resultant inflation has been higher and more persistent than expected. Consumers are frustrated that key financial goals like home ownership or a new car purchase feel more out of reach as wage increases fall short of inflation. We're not too worried about a recession, but weaker consumer sentiment and a tight labor market are likely to continue to pressure policymakers and employers.

Ten Largest Holdings^

Security description	Market value	% of net assets
Molina Healthcare, Inc.	$1,666,103	0.7%
Camden Property Trust	1,635,637	0.7%
Builders FirstSource, Inc.	1,470,098	0.6%
Trex Co., Inc.	1,396,750	0.6%
Masimo Corp.	1,330,100	0.6%
Medical Properties Trust, Inc.	1,260,022	0.5%
Nordson Corp.	1,237,549	0.5%
Cognex Corp.	1,232,263	0.5%
Graco, Inc.	1,227,198	0.5%
Jones Lang LaSalle, Inc.	1,224,689	0.5%
	$13,680,409	5.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
S&P MidCap 400® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2011 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400®" and "S&P MidCap 400®" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT Index 500 Fund

James Seifert
Portfolio Manager

Fund Objective

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's 500® Index (S&P 500®). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 28.03 percent over the 12 months ending December 31, 2021; the S&P 500® returned 28.71 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500®.

All nine sectors posted positive annual returns. The energy sector led all sectors with a 12 month return of 56.5 percent. Consumer durable names followed with an annual return of 45.6 percent. In terms of size, decile 10, (decile segments consist of 50 names) the smallest capitalized names and representing just 1 percent of the weight in the index, ended the period with a return of 40.5 percent. All other decile groups ended the year with strong double-digit returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

While we saw several significant waves of new COVID-19 variants, markets proved resilient as each subsequent episode had less of an impact. Estimates for economic growth have come down since June, but earnings have continued to surprise to the upside with Factset estimating earnings per share (EPS) growth at over 40 percent in 2021. Risk assets surged at the end of the fourth quarter with the S&P 500® ending the year just off its record high.

With markets awash in liquidity, there were a few warning signs. Bubbles and speculative bets emerged in meme stocks, crypto currencies, non-fungible tokens, and dry powder set aside for venture capital. Equity market breadth narrowed, and retail participation surged as investors chased returns. With the strong finish to the year, high valuations dismiss the risks of rate hikes, mean reverting margins, labor bargaining power, and anti-trust action.

What will affect the Fund going forward?

We're likely to see more volatility in the coming year as markets navigate concerns about easy financial conditions against a backdrop of above-trend growth and inflation. Companies will have their work cut out as growth slows from heady levels and price pressures continue.

After weaker-than-expected Q3 gross domestic product (GDP) growth, we anticipate a strong finish to the year and slower, but still above-trend, growth in 2022. An agonizingly slow normalization of the economy continues to present unique challenges to forecasters. New COVID-19 variants continue to pop up, and supply chains are still out of whack. Another year of higher-than-normal investment and stronger imports could ease the supply situation, but Omicron may slow this process. We believe consumer spending is likely to be robust as the continued

overhang of unspent savings and investment gains propels growth next year. Even so, the handoff from public support to private employment isn't complete. A lack of willing workers is a headwind, stemming from early retirements, lower immigration, and persistent pandemic effects. We believe the labor market will stabilize next year, but with tighter conditions than the pre-pandemic balance. So far, companies have been able to push through price increases to maintain margins, but resultant inflation has been higher and more persistent than expected. Consumers are frustrated that key financial goals like home ownership or a new car purchase feel more out of reach as wage increases fall short of inflation. We're not too worried about a recession, but weaker consumer sentiment and a tight labor market are likely to continue to pressure policymakers and employers.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Apple, Inc.	$82,420,536	6.7%
Microsoft Corp.	75,197,789	6.1%
Amazon.com, Inc.	43,329,748	3.5%
Alphabet, Inc.—Class A	25,960,375	2.1%
Tesla, Inc.	25,600,496	2.1%
Alphabet, Inc.—Class C	24,094,924	2.0%
Meta Platforms, Inc.—Class A	23,702,248	1.9%
NVIDIA Corp.	21,896,784	1.8%
Berkshire Hathaway, Inc.—Class B	16,307,161	1.3%
UnitedHealth Group, Inc	14,113,649	1.1%
	$352,623,710	28.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2011 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT International Bond Fund

David Hoffman, CFA, Managing Director
Jack P. McIntyre, CFA, Anujeet Sareen, CFA, Brian Kloss, JD, CPA and Tracy Chen, CFA, CAIA Portfolio Managers Brandywine Global Investment Management, LLC

Fund Objective

The SFT International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. The investment adviser for the Fund is Securian Asset Management, Inc. Brandywine Global Investment Management, LLC (Brandywine Global) serves as investment sub-adviser to the Fund and provides investment advice under a sub-advisory agreement. Prior to May 1, 2021, the Fund was sub-advised by Franklin Advisers, Inc. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

Performance Update

The Fund's Class 2 shares generated a total net return of -4.02 percent over the 12 months ending December 31, 2021, outperforming the FTSE World Government Bond Index which returned -6.98 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund outperformed the benchmark for the full 12-month period. Brandywine Global began managing the Fund on May 1, 2021. For the eight months from May 1, 2021 through December 31, 2021, the Fund's relative under performance was primarily due to sovereign bond and currency exposures. Corporate credit exposures were positive from a relative results perspective versus the benchmark.

Developed market interest rates generally moved higher for the full calendar year in 2021 as growth and inflation remained robust in most global economies. However, the move higher was not linear as U.S. rates increased in the first few months of the year, declined in the summer months, and then moved higher again to finish the calendar year. We began the year with a significant underweight in developed market duration which included a small short exposure to longer dated U.S. Treasuries. This posturing contributed to performance for the first part of the year as interest rates moved higher. However, when rates declined in the summer months and began to move higher in the fall, our macro outlook shifted and we increased developed market duration in the portfolio by approximately 3.3 years and closed our short treasury position. While we continued to be underweight from a duration perspective versus the benchmark, the timing of this positioning shift proved to be a headwind (most notably in U.S. Treasuries) towards the end of the year as interest rates continued to move modestly higher in most markets.

The Fund's bond positions in Emerging Markets (EM) were also a headwind in 2021. Yields moved higher in most EM markets in calendar year 2021 as investors became concerned about slowing growth in China, high and persistent inflation, and the drag on effects of the COVID-19 pandemic. The largest detractor on the EM bond side was our position in long-dated Mexican sovereign bonds.

While the Fund is predominately hedged from a currency perspective, the U.S. Dollar (USD) remained strong for much of the calendar year and our small exposure to foreign currency positions were a minor detractor to relative results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The calendar year 2021 started off with optimism as investors focused on the newly approved vaccines to battle the COVID-19 pandemic. This led to a "re-opening" trade that benefited risk assets in most major markets around the globe and drove interest rates higher in developed markets. As the vaccine roll-out gained steam, markets were hoping for a return to pre-pandemic normalcy and a boost to global growth. Unfortunately, this re-opening phase proved short lived as the emergence of the Delta and ultimately the Omicron variants became widespread. While the markets remained resilient and populations learned better to live with the virus, the addition of both variants added to market volatility and uncertainty.

In the U.S., investors focused on developments around the pandemic, high inflation, supply chain disruptions, labor shortages and a Federal Reserve (Fed) that may be changing course. The market seemed to take these uncertainties in stride for much of the year as growth and employment remained strong. Towards the end of the year, markets began to price in a monetary policy change as both the Fed and investors are expecting a balance sheet unwind and potential rate hikes in 2022. This was likely one of the drivers for the drift higher in U.S. rates late in the year.

The Chinese economy dealt with two significant shocks during the calendar year. The first was a crisis in their real estate sector, sparked by a missed interest payment by property developer Evergrande. Evergrande is the largest and most levered property developer in China. The company faced liquidity and solvency risks which caused knock-on effects to other property developers in China. The contagion effect largely impacted the bonds and equities of property developers in China, but the news sent shock waves around the globe as investors tried to determine how a default might impact the global economy. In addition, China saw a steep decline in GDP growth during Q2 and Q3 of the year. Both of these events had ripple effects to global markets, most notably select EM markets that trade heavily with China. In response to both of these shocks, the Chinese government announced a number of fiscal and monetary stimulus measures aimed at stabilizing the real estate market and improving growth.

In Europe the European Central Bank (ECB) vowed to continue supportive monetary policies for the foreseeable future and signaled they do not plan to tighten monetary policy in the near term. They also plan to continue to provide support to peripheral countries such as Italy, Portugal and Spain. This was a positive development for the Fund's European sovereign exposure.

Monetary policy in developing countries has come full circle since the height of the pandemic. In 2020 and early 2021 massive stimulus was used to help prop up their economies amid the COVID-19 driven downturn. A handful of these central banks then reversed course mid-year given rising inflation and monetary policy tightening accelerated during the fourth quarter. Despite a rally in December, the EM bond asset class posted a negative return during the fourth quarter and for the full calendar year.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained an underweight duration position versus the Fund's benchmark for the full calendar year in 2021. We favored this posturing due to the potential for rising rates. We were significantly underweight for the first part of the year but increased duration in the September and October months. We elected to increase duration due to a number of increased risks to the economy. These risks include: 1.) continued slow growth and a potential hard landing in China 2.) a policy mistake by the Fed as they look to raise interest rates in 2022 3.) additional COVID-19 variants and 4.) potentially slowing global growth and inflation in 2022. The increase in duration occurred through adding sovereign positions in the U.S., France, UK and China. Even with this increase in duration, we continue to be underweight versus the Fund's benchmark by over 3 years.

The increase in duration also resulted in a slight reduction in a few of our EM bond positions. While we continue to favor select EM bond positions due to attractive yields and valuations, we recognize that many of these economies may continue to face near term challenges associated with slow growth in China, high inflation, and the COVID-19 pandemic. While we feel these risks are priced in at current asset levels and we are constructive on EM bonds longer-term, we were comfortable with a slight reduction to these positions given the current environment.

While our investment grade corporate credit exposures contributed to performance in 2021, we continued to reduce exposure to this sector in 2021 primarily due to rich valuations. Corporate credit spreads are close to all time tights and we tend to exit the majority of our credit exposure when spreads tighten. We monitor the sector closely and may look to increase exposure if spreads widen from current levels.

On the currency front, our USD exposure remained relatively stable during the calendar year 2021. Our dollar exposure was approximately 97 percent of the portfolio for most of the year. We had minor changes in our minimal foreign currency positions during the year. These included slightly reducing EM exposure and increasing developed markets such as Canada, Japan and Norway. As this portfolio is predominately hedged back to the USD, currency is not expected to be a significant driver of returns or volatility.

What will affect the Fund going forward?

We remain constructive on global growth as we look forward to calendar year 2022. We expect global markets to move from a recovery phase to an expansion phase with the U.S. leading and China lagging from a growth perspective. There are a number of important macro considerations as we move into the new year. A few of the key areas of focus will be on growth, inflation, global monetary policy, and the continuing COVID-19 pandemic.

On the growth front, we expect continued strength in global growth but fading momentum from the growth peak in 2021. On the developed market front, we expect the U.S. to lead from a growth perspective, followed by Europe and China. We are seeing signs that the Chinese economy may be bottoming which is encouraging. The top three priorities for the Chinese government include tackling high levels of debt, reversing deteriorating demographics and boosting labor productivity. Their central bank is committed to stabilizing and improving growth in 2022. They announced a number of stimulus measures in 2021 and we believe they may do more in 2022 to shore up their economy. If Chinese growth picks up in 2022 this could be a positive development for the broad market and something that is not fully priced into asset values.

As for U.S. growth and inflation, all eyes will be on the Fed in 2022. Growth has ticked lower over the last few months but is still running at above trend levels. Inflation has continued to run high, but we have reason to believe it could drop over the coming quarters as the market and supply chains normalize and longer-term disinflationary pressures persist. The Fed is expected to raise interest rates several times this year and will also look to shrink their balance sheet through unwinding asset purchases. If the Fed moves too aggressively this could put pressure on U.S. growth and inflation. The USD appears overvalued at current levels but higher relative growth and a Fed that is expected to tighten monetary policy should continue to support the demand for dollars in the near term.

Emerging markets have been the first to change course from a monetary policy perspective, providing significant stimulus in 2020 and early 2021 but tightening policy in late 2021 to curb high inflation. If inflation pressures subside and Chinese growth improves, this could benefit emerging market positions. We continue to find attractive value opportunities within EM positions but remain selective given the current macro backdrop.

The COVID-19 pandemic continues to be a significant risk and uncertainty for the global economy. If the current Omicron variant fades in 2022 and therapeutics continue to improve this could benefit global growth as a second re-opening phase could occur. Households continue to have a high level of savings that could be spent as the global economy continues to re-open and normalize.

As always, we continue to apply our time-tested philosophy and process that combines rigorous macro and security level research and seeks to invest in the best risk/return opportunities in our investment universe.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 0.134%, 1/31/23	$28,310,890	31.2%
Korea Treasury Bond 2.000% 6/10/31	4,824,863	5.3%
U.S. Treasury Note 0.114%, 7/31/23	4,430,014	4.9%
Province of Ontario Canada 2.600%, 6/02/25	3,696,972	4.1%
Republic of Poland Government Bond 4.000%, 10/25/23	2,733,465	3.0%
Norway Government Bond 2.000%, 5/24/23	2,720,381	3.0%
Mexican Bonos 7.750%, 11/13/42	2,547,331	2.8%
Mexican Bonos 8.500%, 11/18/38	2,214,601	2.4%
Mexican Bonos 8.500%, 05/31/29	2,122,105	2.3%
U.S. Treasury Bond 1.875%, 11/15/51	2,013,688	2.2%
	$55,614,310	61.2%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	0.31%
South African Rand	0.31%
Americas	101.57%
United States Dollar	98.12%
Chilean Peso	1.30%
Canadian Dollar	0.82%
Brazilian Real	0.69%
Mexican Peso	0.60%
Colombian Peso	0.04%
Asia Pacific	-0.35%
Australian Dollar	0.59%
Malaysian Ringgit	0.54%
Thailand Baht	0.14%
South Korean Won	0.08%
Japanese Yen*	-1.70%
Europe	-1.53%
Polish Zloty	1.34%
Norwegian Krone	1.03%
Hungarian Forint	0.51%
Russian Ruble	0.42%
British Pound*	-0.79%
Euro*	-4.04%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT International Bond Fund,
FTSE World Government Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT International Bond Fund's Class 2 shares total return compared to the FTSE World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2011 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

SFT Real Estate Securities Fund

Matthew Richmond, Lowell Bolken, CFA and Joshua Klaetsch, CFA Portfolio Managers

Fund Objective

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Performance Update

The Fund's Class 2 shares generated a total net return of 44.05 percent over the 12 months ending December 31, 2021, outperforming the FTSE NAREIT Equity REITs Index which returned 43.24 percent over the same period.

What influenced the Fund's return during the past 12 months?

Real estate stocks finished the year with a flourish. The FTSE NAREIT Equity REITs Index returned 16.31 percent in the fourth quarter, a resounding cap to a year of record performance. For the calendar year, the index returned 43.24 percent. Despite the unwelcome emergence of the COVID-19 Omicron variant, investors running for cover from inflation and rapid improvement in real estate conditions combined to propel the sector. The same can be said for calendar year performance, with each quarter seemingly delivering better-than-expected operations across the sector. The improvement wasn't uniform, and certainly there will be property sectors which are slower to improve, but it appears unmistakably that a recovery is underway.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Healthcare REIT performance during 2021 was in the bottom half of all REIT sectors in the benchmark, owing to pandemic headwinds in the form of lower move-in volumes, worker shortage-related payroll pressure, and general elevation of overall property expenses. These are primarily issues for skilled nursing facilities and senior housing, whose occupancy recoveries have been choppy in 2021 due first to the COVID-19 Delta variant and later to the Omicron variant.

Both warehouse properties and self-storage facilities experienced record operating conditions. Work from home, regional relocations, and housing demand have attracted new customers during the pandemic. A pleasant surprise has been that they are now renting space for longer periods of time than has been typical in the past. As such, rents are above pre-pandemic levels and occupancies are at record highs.

The economic re-opening and pent-up consumer demand acted as tailwinds for retail REITs for much of the measurement period, with both malls and shopping centers performing well ahead of the benchmark. Leasing momentum and retailer health both continue to improve while the stocks feature an attractive valuation.

Rent growth momentum accelerated for multi-family rental and single-family rental REITs as job gains led to a significant acceleration in new lease rate growth in 2021. We think this momentum may likely increase as embedded rent growth combined with projected market rent growth should overwhelm current supply deliveries into 2022 in most markets.

Office companies were a notable detractor from relative performance. A series of large, national employers publicly announced delays or outright cancelations to their return to office plans. While we believe office demand will be negatively impacted for the foreseeable future, the price at which office stocks trade today more than factors in a weaker outlook. We believe some of this pricing gap will be closed as 2022 unfolds, assuming no new significant COVID-19 variants emerge.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund outperformed its benchmark and peers for the measurement period ended December 31, 2021. The primary drivers of relative performance were an underweighting to healthcare REITs, an overweight position to self-storage, an overweight position in the second half of the year to shopping center companies, and an overweight position to apartment owners.

Life science is a smaller but growing subsector that we believe has a steeper demand curve longer term. The Fund's overweight position to the best large-cap performer in the group, which owns a diverse portfolio of high-quality assets helped drive sector outperformance during the period. This, and other strategic underweight positions in skilled nursing facilities and hospitals explains why healthcare was the highest outperformer in the Fund of all sectors relative to the benchmark for 2021.

Within multi-family rentals, the Fund was overweight the Sun Belt to begin calendar year 2021 while underweight the benchmark overall. Coastal exposure was added gradually throughout the first half of the calendar year, which eventually led to a sector overweight to the benchmark. We expect these companies will continue to thrive as large coastal market employers return to normal operations in 2022. We remain overweight the sector.

Every single property sector delivered positive returns during the fourth quarter, but owners of warehouse properties were among the strongest performers. An overweight position to self-storage owners was another leading driver of Fund performance.

What will affect the Fund going forward?

With rich valuations across asset classes, we think a Federal Reserve (Fed) misstep resulting in a repricing of interest rates would spell trouble. The big question on investors' minds is whether buyers can continue to accept rates that don't keep pace with inflation. As the pandemic wanes and labor and supply chain challenges resolve, we think inflation is likely to fall in 2022. However, companies are still experiencing chain pressures, confidence in pricing power is growing, labor is making gains, and housing effects will lag. We think these challenges have the potential to skew inflation risk to the upside in the coming year.

Despite these risks, interest rates may remain subdued. We think high levels of debt, an aging population, disruptive technological change, and concentrated wealth remain powerful forces. The present comfort with long-term rates near two percent reflects a belief that these impulses will dominate. However, de-globalization and supply chain rationalization, pressure to address climate change and inequality, and depressed levels of immigration have the potential to present more serious structural challenges. Other factors may exacerbate supply and demand imbalances. These include more fiscal/monetary policy coordination with an emphasis on direct cash support and policy tilts toward higher regulation and trust busting at a time when potential growth is slowing. These factors increase the risk that inflation could remain higher than desired for some time, creating both political and financial policy stress.

At the property level, recovery in the nation's property markets remains intact and appears to have significant upside in many sectors. We doubt that all property types will return to pre-pandemic cash flow levels in lockstep. Those with short duration lease profiles such as apartments, single family rentals, and self-storage units should continue to fare well in a rising inflation environment. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on those with strong and with bleak futures. Hybrid work arrangements appear here to stay, particularly with the rapid emergent of the Delta variant, causing demand for office space and business travel to likely face a long recovery. As will brick and mortar retail. However, foot traffic at retail facilities has recovered sharply and gives us optimism that consumers will continue to shop in person as well as online. Meanwhile, we believe strongly in "new economy" sectors such as data centers and cell towers, but current valuations give us pause.

REIT stocks remain attractively valued, particularly against the backdrop of Fed actions, improving economic growth, and historically low interest rates. The Delta variant causing a reversion to more cautious social behavior across the country, and the emergence of a "stagflationary" economic backdrop have emerged as the primary risks to the group in the coming quarters.

Ten Largest Holdings^

Security description	Market value	% of net assets
ProLogis, Inc.	$17,220,029	9.9%
Public Storage	10,712,416	6.2%
Equinix, Inc.	8,487,159	4.9%
Simon Property Group, Inc.	8,001,122	4.6%
Digital Realty Trust, Inc.	7,534,662	4.3%
AvalonBay Communities, Inc.	7,281,159	4.2%
Invitation Homes, Inc.	5,413,596	3.1%
Welltower, Inc.	4,760,235	2.7%
Essex Property Trust, Inc.	4,614,213	2.7%
Duke Realty Corp.	4,476,648	2.6%
	$78,501,239	45.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund,
FTSE NAREIT Equity REITS Index, and Consumer Price Index (CPI)

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NAREIT Equity REITs Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2011 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

FTSE NAREIT Equity REITs Index is a broad-based index consisting of real estate investment trusts.

SFT T. Rowe Price Value Fund

Mark Finn, CFA, CPA
Portfolio Manager T. Rowe Price

Fund Objective

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks but may also include stocks of mid-cap and small-cap companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

Performance Update

The Fund generated a total net return of 29.43 percent over the 12 months ending December 31, 2021, outperforming the Russell 1000 Value Index which returned 25.16 percent over the same period.

What influenced the Fund's return during the past 12 months?

Overall, outperformance was driven by stock selection, although sector allocation was negative.

The communication services sector was the leading contributor to relative results due to stock selection. Alphabet benefited throughout the period as advertising spending proved resilient and as the company showed significant revenue growth within its core search franchise, advertising business, and cloud segment. Late in the period, the company reported accelerated search advertising revenue, propelled by Alphabet's retail vertical. Stock selection in the information technology sector, notably Microsoft, and the financials sector, particularly American International Group, also benefited relative performance over the year.

Conversely, our underweight to energy was the main detractor from relative returns, as energy was the top-performing sector amid robust oil and natural gas demand. In our view, the oil market is fundamentally oversupplied and there may be more terminal value risk in the sector due to the energy transition versus what is currently priced in. Stock selection in the materials sector, specifically Westrock, also weighed on relative returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Even though the COVID-19 pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of COVID-19 vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve's (Fed) decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund buys and holds fundamentally strong, attractively valued companies that have potential for better performance. Our holdings are typically higher-quality companies that generate strong free cash flow and trade for less than our estimated sum-of-the-parts valuation. Over the course of 2021, the Fund benefited as we reduced cyclical exposure and leaned into more out-of-favor names while keeping a keen focus on quality.

What will affect the Fund going forward?

Given the strength in the market since bottoming in early 2020, we are cognizant of our beta and seek to maintain a balanced portfolio. In our view, there are two likely economic outcomes from the current environment: The first would be a "Goldilocks" scenario, where the Fed is able to successfully contain inflation by tightening monetary policy, all while economic growth persists and the economy continues to reopen; in the other scenario, the Fed has to take a more aggressive approach to rein in inflation, resulting in a more difficult economic environment.

Against this backdrop, our outlook for the market is more tepid than it has been in the past several years. There are reasons for optimism, including a strong consumer; pent-up demand for services; and strong, but decelerating, corporate fundamentals. Similarly, there are reasons for concern that cloud the outlook, including COVID-19, the Fed's tightrope walk, inflation, and the end of stimulus. Given these considerations, we are looking to increase the defensiveness of the portfolio without pushing it into a bunker. Overall, our focus continues to be on finding high-quality companies facing controversy or stress that are addressable in the near to intermediate term. We believe this balanced approach should lead to a portfolio that has the potential to serve our clients well in a variety of market environments.

Ten Largest Holdings^

Security description	Market value	% of net assets
Alphabet, Inc. Class C	$14,754,415	6.2%
Microsoft Corp.	12,060,435	5.0%
American International Group, Inc.	6,946,984	2.9%
Bank of America Corp.	6,614,996	2.8%
Prologis, Inc.	6,517,384	2.7%
Danaher Corp.	6,481,168	2.7%
General Electric Co.	6,194,398	2.6%
Charles Schwab Corp.	4,655,271	1.9%
Thermo Fisher Scientific, Inc.	4,491,192	1.9%
Broadcom, Inc.	4,317,845	1.8%
	$73,034,088	30.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT T. Rowe Price Value Fund's shares total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SFT Wellington Core Equity Fund

Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA Portfolio Managers Wellington Management Company LLC

Fund Objective

The SFT Wellington Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. Securian Asset Management, Inc. acts as the investment adviser for the Fund, Wellington Management Company LLP provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 23.87 percent over the period ending December 31, 2021, underperforming the S&P 500® Index, which returned 28.71 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, security selection was the primary driver of underperformance, and sector allocation, a fall-out of our bottom-up stock selection process, detracted from relative performance. Weak selection in information technology (underweight to NVDIA, overweight to Global Payments), consumer discretionary (overweight to VF, underweight to Tesla), and consumer staples (underweight to Costco, overweight to Monster Beverage) was partially offset by stronger selection in health care (overweights to Eli Lilly and UnitedHealth Group), communication services (overweight to Alphabet, not owning Comcast), and financials (overweights to Bank of America and Morgan Stanley). The Fund's underweight position to energy and overweight to consumer staples detracted from relative performance while underweight positions in consumer discretionary and utilities contributed, partially offsetting results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. equities, as measured by the S&P 500® Index posted positive results over the trailing 12-month period ending December 31, 2021. In the first-quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden's prospects of advancing his legislative agenda. In the second-quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. During the third-quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth stocks outperformed their value counterparts for the quarter; however, surging Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value stocks.

U.S. equities surged in the fourth-quarter, registering their seventh consecutive quarterly gain. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the Federal Reserve (Fed) amid anxiety about a potential policy mistake. In November, inflation accelerated to its highest level since 1982, as the Consumer Price Index rose 6.8 percent annually at the headline level and 4.9 percent at the core level. President Joe Biden signed into law a roughly U.S. $1 trillion infrastructure bill, but the fate of the Democrats' U.S. $1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support for the current version of the plan due to concerns that it will exacerbate soaring inflation.

What strategies and techniques did you employ that specifically affected Fund performance?

Over the period, the Fund increased exposure to communication services and industrials while we decreased exposure to consumer staples and real estate. Our largest new position was Netflix, a subscription based streaming provider. While the company's subscriber growth remains strong, we believe margins will improve, and free cash flow will transition from negative to positive. This will help the company to self-finance going forward, keeping debt in check while increasing content spend and the ability to resume buybacks with excess cash as we look out a few years.

On the flipside, our largest elimination was NextEra Energy, a U.S.-based electric power provider. We eliminated the position in favor of other ideas that had more attractive risk/reward as the valuation of NextEra became stretched.

What will affect the Fund going forward?

As we bring 2021 to a close, it appears that negotiations on the large spending bill have resumed, and we have extended the debt ceiling. Our expectation remains that the total package, which includes the bipartisan bill signed into law, will support growth in 2022.

Consistent with the last several months, the more critical question surrounds expectations for inflation as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor this very closely. Labor force participation rates should continue to increase as stimulus effects wane, limiting the risk of runaway inflation. Additionally, so far, we are encouraged by the lower mortality in the face of the Omicron variant. As confidence returns, we do expect inflation to be sustained into 2022.

Outside of that, not much has changed from an outlook perspective. Geopolitical risks remain, the partisan divide within the U.S. is extreme, and the recovery in markets affected by COVID-19 remains uneven due to the uptake of vaccines and restrictions on travel. Still, we are encouraged that demand remains strong and supply chain disruptions are slowly getting resolved. Ultimately, as we start the new year, we view any potential increase in volatility as an opportunity for our approach, which is driven by stock selection.

As always, we continue to focus on the long term. While we did make some changes, we continue to be incremental and mindful of the impact of volatility.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Alphabet, Inc.—Class A	$8,117,506	5.6%
Microsoft Corp.	8,111,366	5.6%
Apple, Inc.	6,965,183	4.8%
Amazon.com, Inc.	5,321,607	3.7%
UnitedHealth Group, Inc.	3,773,080	2.6%
Meta Platforms, Inc.—Class A	3,388,726	2.3%
JPMorgan Chase & Co.	3,282,279	2.3%
Bank of America Corp.	3,218,629	2.2%
Procter & Gamble Co.	3,050,767	2.1%
Thermo Fisher Scientific, Inc.	2,452,107	1.7%
	$47,681,250	32.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2021, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Balanced Stabilization Fund (formerly SFT Dynamic Managed Volatility Fund), SFT Core Bond Fund, SFT Delaware IvySM Growth Fund (formerly SFT IvySM Growth Fund), SFT Delaware IvySM Small Cap Growth Fund (formerly SFT IvySM Small Cap Growth Fund), SFT Equity Stabilization Fund (formerly SFT Managed Volatility Equity Fund), SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians and brokers, or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 17, 2022

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (21.0%)
Government Obligations (0.1%)
U.S. Government Agencies and Obligations (0.1%)
Federal Home Loan Mortgage Corp. (0.0%)
3.000%, 09/01/43	$60,805	$64,373
3.500%, 10/01/44	67,026	71,817
3.500%, 11/01/44	65,378	70,056
3.500%, 12/01/44	71,752	76,884
		283,130
Federal National Mortgage Association (0.1%)
3.000%, 04/01/43	94,767	99,811
3.000%, 05/01/43	32,733	34,472
3.000%, 06/01/43	139,956	147,438
3.500%, 08/01/42	62,762	67,390
3.500%, 02/01/43	83,289	90,693
		439,804
Total government obligations (cost: $676,911)		722,934
Other Mortgage-Backed Securities (0.2%)
Commercial Mortgage-Backed Securities (0.2%)
Bank 2019-BNK18, 3.584%, 05/15/62	1,500,000	1,646,535
Total other mortgage-backed securities (cost: $1,543,749)		1,646,535
Corporate Obligations (20.7%)
Basic Materials (0.2%)
Chemicals (0.2%)
Nutrien Ltd., 3.000%, 04/01/25 (b)	1,000,000	1,041,152
Mining (0.0%)
BHP Billiton Finance USA Ltd., 2.875%, 02/24/22 (b)	122,000	122,460
Communications (1.5%)
Cable/Satellite TV (0.3%)
Comcast Corp.
2.887%, 11/01/51 (c)	1,319,000	1,282,410
2.937%, 11/01/56 (c)	327,000	312,079
4.200%, 08/15/34 (d)	500,000	586,913
		2,181,402
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
2.550%, 12/01/33	943,000	921,822
3.550%, 09/15/55	1,405,000	1,409,438
3.800%, 12/01/57	75,000	77,565
4.500%, 05/15/35	1,000,000	1,156,117
Verizon Communications, Inc., 2.987%, 10/30/56	1,194,000	1,117,883
		4,682,825
Internet & Catalog Retail (0.2%)
Amazon.com, Inc., 3.875%, 08/22/37	1,000,000	1,169,319
	Principal	Value(a)
Media (0.2%)
ViacomCBS, Inc.
3.500%, 01/15/25	$750,000	$791,062
4.000%, 01/15/26	250,000	270,475
		1,061,537
Telecommunication (0.2%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (c)	1,000,000	1,038,221
Vodafone Group PLC, 4.125%, 05/30/25 (b)	500,000	540,783
		1,579,004
Wireless Telecommunication Services (0.0%)
Rogers Communications, Inc., 4.100%, 10/01/23 (b)	250,000	260,660
Consumer Cyclical (0.6%)
Food & Staples Retailing (0.2%)
Kroger Co., 4.450%, 02/01/47	1,000,000	1,216,897
Home Furnishings (0.1%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,077,356
Retail (0.3%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	1,049,619
Target Corp., 3.500%, 07/01/24 (d)	750,000	794,680
		1,844,299
Consumer Staples (0.4%)
Consumer Products — Miscellaneous (0.1%)
SC Johnson & Son, Inc., 3.350%, 09/30/24 (c)	750,000	786,560
Household Products (0.1%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	1,202,357
Personal Care (0.2%)
Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	1,264,020
Consumer, Non-cyclical (1.7%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	1,000,000	1,171,107
Commercial Service — Finance (0.0%)
Moody's Corp., 4.875%, 02/15/24	250,000	267,307
Diagnostic Equipment (0.3%)
Abbott Laboratories
3.875%, 09/15/25	750,000	813,467
4.750%, 11/30/36	1,000,000	1,277,224
4.750%, 04/15/43	250,000	326,982
		2,417,673

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Drugstore Chains (0.0%)
CVS Pass-Through Trust, 6.943%, 01/10/30	$136,964	$162,821
Food (0.4%)
Mars, Inc., 3.950%, 04/01/49 (c)	1,000,000	1,202,708
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	1,305,038
		2,507,746
Food Products (0.1%)
General Mills, Inc., 3.000%, 02/01/51	1,002,000	1,007,892
Pharmaceuticals (0.7%)
AbbVie, Inc.
3.600%, 05/14/25	1,000,000	1,060,890
3.800%, 03/15/25	670,000	713,452
Bristol-Myers Squibb Co.
3.250%, 11/01/23	500,000	521,663
3.875%, 08/15/25	1,000,000	1,077,410
Novartis Capital Corp., 3.400%, 05/06/24 (d)	500,000	527,525
Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/28 (b)	1,000,000	1,172,042
		5,072,982
Energy (2.5%)
Oil & Gas (1.2%)
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	1,064,386
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	1,128,496
Chevron Corp., 3.191%, 06/24/23	250,000	257,778
Chevron USA, Inc., 3.900%, 11/15/24	1,000,000	1,073,380
Coterra Energy, Inc., 3.900%, 05/15/27 (c)	1,000,000	1,077,500
EOG Resources, Inc., 2.625%, 03/15/23	250,000	254,343
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	789,375
Phillips 66, 4.650%, 11/15/34	1,000,000	1,173,559
TotalEnergies Capital International SA, 3.750%, 04/10/24 (b)	750,000	794,071
Valero Energy Corp., 4.350%, 06/01/28	1,000,000	1,100,902
		8,713,790
Pipelines (1.3%)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	1,000,000	1,088,702
Energy Transfer LP
4.250%, 04/01/24	1,000,000	1,051,250
4.900%, 03/15/35	1,000,000	1,125,000
	Principal	Value(a)
Enterprise Products Operating LLC, 5.750%, 03/01/35	$250,000	$311,764
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (c)	1,000,000	1,080,018
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	901,859
Magellan Midstream Partners LP, 4.200%, 10/03/47	1,000,000	1,086,251
Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/23	250,000	259,353
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (c)	1,500,000	1,804,880
Williams Cos., Inc.
3.750%, 06/15/27	500,000	539,237
4.300%, 03/04/24	500,000	528,036
		9,776,350
Financial (6.3%)
Banks (2.2%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	795,543
Bank of America Corp.
3.950%, 04/21/25	1,000,000	1,069,910
4.183%, 11/25/27	1,000,000	1,091,864
4.244%, 04/24/38 (3-Month USD LIBOR + 1.814%) (e)	1,000,000	1,171,769
5.700%, 01/24/22	250,000	250,719
Capital One Financial Corp., 4.250%, 04/30/25	1,500,000	1,622,286
Citigroup, Inc.
3.300%, 04/27/25	750,000	795,085
3.980%, 03/20/30 (3-Month USD LIBOR + 1.338%) (e)	1,000,000	1,103,589
Discover Bank, 4.250%, 03/13/26	500,000	546,122
Fifth Third Bank NA, 3.950%, 07/28/25	1,000,000	1,089,053
Goldman Sachs Group, Inc., 3.850%, 01/26/27	1,000,000	1,074,215
JPMorgan Chase & Co., 3.125%, 01/23/25	1,000,000	1,048,433
KeyBank NA, 3.180%, 10/15/27	1,000,000	1,007,133
PNC Bank NA
2.450%, 07/28/22	1,000,000	1,009,629
3.800%, 07/25/23	250,000	260,466
4.050%, 07/26/28	1,000,000	1,122,732
Synchrony Bank, 3.000%, 06/15/22	1,000,000	1,008,760
Truist Bank, 2.750%, 05/01/23	250,000	256,267
		16,323,575
Capital Markets (0.3%)
Bank of New York Mellon Corp., 3.442%, 02/07/28 (3-Month USD LIBOR + 1.069%) (e)	1,000,000	1,077,107

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
E*TRADE Financial Corp., 2.950%, 08/24/22	$1,000,000	$1,012,757
		2,089,864
Diversified Financial Services (0.9%)
American Express Co., 3.300%, 05/03/27 (c)	1,000,000	1,068,768
CME Group, Inc., 3.000%, 03/15/25	1,000,000	1,049,913
Discover Financial Services, 3.750%, 03/04/25	1,000,000	1,059,440
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	1,074,292
Pine Street Trust I, 4.572%, 02/15/29 (c)	1,500,000	1,694,796
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	701,505
		6,648,714
Insurance (1.3%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	1,196,011
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	330,000	359,104
First American Financial Corp., 4.600%, 11/15/24	750,000	811,330
Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,092,323
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (c)	750,000	783,304
Manulife Financial Corp., 4.150%, 03/04/26 (b)	750,000	820,542
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	1,256,614
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (c)	250,000	252,432
Old Republic International Corp., 4.875%, 10/01/24	750,000	817,364
Pacific Life Insurance Co., 4.300%, 10/24/67 (3-Month USD LIBOR + 2.796%) (c) (e)	1,000,000	1,149,600
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	768,162
		9,306,786
Property / Casualty Insurance (0.2%)
Arch Capital Finance LLC, 4.011%, 12/15/26 (d)	1,000,000	1,099,024
Real Estate Investment Trust — Diversified (0.1%)
Kite Realty Group Trust, 4.000%, 03/15/25 (d)	1,000,000	1,049,358
Real Estate Investment Trust — Health Care (0.7%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	1,061,603
Healthcare Trust of America Holdings LP, 3.750%, 07/01/27	1,000,000	1,085,618
	Principal	Value(a)
Physicians Realty LP, 4.300%, 03/15/27	$1,000,000	$1,108,498
Welltower, Inc., 4.125%, 03/15/29	1,500,000	1,672,577
		4,928,296
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	575,738
Real Estate Investment Trust — Shopping Centers (0.0%)
Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	250,000	263,916
Real Estate Investment Trust — Single Tenant (0.1%)
Office Properties Income Trust, 4.500%, 02/01/25	750,000	787,619
Specialized REITs (0.4%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	1,061,737
Essex Portfolio LP, 3.500%, 04/01/25	1,000,000	1,056,948
Goodman US Finance Four LLC, 4.500%, 10/15/37 (c)	500,000	580,413
		2,699,098
Health Care (1.0%)
Health Care Providers & Services (0.6%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	1,116,459
Anthem, Inc., 4.375%, 12/01/47	1,000,000	1,225,062
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	261,757
UnitedHealth Group, Inc.
2.750%, 02/15/23 (d)	250,000	254,180
3.750%, 07/15/25 (d)	1,000,000	1,083,263
		3,940,721
Pharmaceuticals (0.4%)
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,072,714
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,422,505
Mylan, Inc., 4.200%, 11/29/23	500,000	524,130
		3,019,349
Industrials (2.8%)
Aerospace & Defense (0.8%)
General Dynamics Corp., 3.500%, 05/15/25	1,000,000	1,067,650
L3Harris Technologies, Inc., 3.832%, 04/27/25	1,000,000	1,066,877
Raytheon Technologies Corp.
3.700%, 12/15/23	500,000	522,849
4.050%, 05/04/47	1,000,000	1,166,705
4.125%, 11/16/28	1,500,000	1,677,588
		5,501,669

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Air Freight & Logistics (0.2%)
FedEx Corp., 4.400%, 01/15/47	$1,000,000	$1,180,868
Building Products (0.2%)
CRH America Finance, Inc., 4.400%, 05/09/47 (c)	1,000,000	1,209,505
Containers & Packaging (0.2%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	1,000,000	1,145,579
Electrical Equipment (0.1%)
Flex Ltd., 4.750%, 06/15/25 (b)	1,000,000	1,088,836
Environmental Control (0.1%)
Republic Services, Inc., 3.950%, 05/15/28	1,000,000	1,108,914
Industrial Conglomerates (0.2%)
3M Co., 3.625%, 10/15/47	1,000,000	1,145,064
Machinery (0.2%)
Caterpillar Financial Services Corp.
2.850%, 05/17/24	1,000,000	1,044,379
3.750%, 11/24/23 (d)	750,000	789,158
		1,833,537
Miscellaneous Manufacturing (0.3%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	1,077,688
Textron, Inc.
3.875%, 03/01/25	750,000	802,186
4.300%, 03/01/24	500,000	527,526
		2,407,400
Road & Rail (0.0%)
Kansas City Southern/Old, 4.300%, 05/15/43	250,000	291,464
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	368,487
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.900%, 02/01/24 (c)	1,000,000	1,047,893
		1,416,380
Trucking & Leasing (0.3%)
GATX Corp.
3.250%, 03/30/25	1,000,000	1,046,931
4.550%, 11/07/28	1,000,000	1,138,142
		2,185,073
Information Technology (0.9%)
Communications Equipment (0.2%)
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,243,981
Computers (0.2%)
Apple, Inc., 4.375%, 05/13/45 (d)	1,000,000	1,266,832
	Principal	Value(a)
Interactive Media & Services (0.1%)
eBay, Inc., 3.450%, 08/01/24	$750,000	$787,517
IT Services (0.1%)
Global Payments, Inc., 4.800%, 04/01/26	750,000	832,024
Software (0.3%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	1,068,509
Oracle Corp., 3.800%, 11/15/37	1,000,000	1,040,242
		2,108,751
Materials (0.5%)
Chemicals (0.3%)
Mosaic Co., 5.450%, 11/15/33	200,000	247,727
Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	1,088,046
Yara International ASA, 4.750%, 06/01/28 (b) (c)	1,000,000	1,128,149
		2,463,922
Construction Materials (0.2%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	1,231,037
Transportation (0.3%)
Airlines (0.2%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	739,482	713,600
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 12/20/25 (c)	501,053	521,094
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	163,240	170,303
		1,404,997
Transport — Rail (0.1%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	523,508
Union Pacific Corp., 3.750%, 03/15/24	500,000	525,597
		1,049,105
Utilities (2.0%)
Electric Utilities (0.9%)
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	1,141,434
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	1,176,642
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	1,111,418
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	253,755
Northern States Power Co., 3.750%, 12/01/47	1,000,000	1,075,426
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	857,414

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	$1,000,000	$1,190,717
		6,806,806
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	260,890
Gas Utilities (0.8%)
National Fuel Gas Co.
4.750%, 09/01/28	1,000,000	1,105,138
5.200%, 07/15/25	1,000,000	1,093,649
ONEOK, Inc.
4.000%, 07/13/27	500,000	541,097
4.350%, 03/15/29	1,500,000	1,641,090
Washington Gas Light Co., 3.796%, 09/15/46	1,000,000	1,151,453
		5,532,427
Multi-Utilities (0.0%)
Eastern Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	260,281
Water Utilities (0.2%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	1,117,685
Aquarion Co., 4.000%, 08/15/24 (c)	500,000	527,410
		1,645,095
Total corporate obligations (cost: $137,410,211)		150,727,528
Total long-term debt securities (cost: $139,630,871)		153,096,997
	Shares	Value(a)
Mutual Funds (54.0%)
Investment Companies (54.0%)
iShares Core S&P 500 ETF	105,440	$50,293,826
iShares iBoxx $ Investment Grade Corporate Bond ETF	230,335	30,523,994
SFT Index 500 Fund (f)	14,224,618	287,214,638
SPDR S&P 500 ETF Trust (d)	36,170	17,179,303
Vanguard S&P 500 ETF	20,175	8,807,800
Total mutual funds (cost: $198,787,901)		394,019,561
Short-Term Securities (30.1%)
Investment Companies (30.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	219,836,453	219,836,453
Total short-term securities (cost: $219,836,453)		219,836,453
Total investments excluding purchased options (105.1%) (cost: $558,255,225)		766,953,011
Total purchased options outstanding (0.0%) (cost: $315,725)		115,735
Total investments in securities (cost: $558,570,950) (g)		767,068,746
Liabilities in excess of cash and other assets (5.1%)		(37,525,917)
Total net assets (100.0%)		$729,542,829

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Foreign security: The Fund held 1.0% of net assets in foreign securities at December 31, 2021.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Fully or partially pledged as initial margin deposits on futures contracts. At December 31, 2021 the Fund does not hold open contracts.

(e)  Variable rate security.

(f)  Affiliated security.

(g)  At December 31, 2021, the cost of investments for federal income tax purposes was $558,394,674. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$209,008,956
Gross unrealized depreciation	(336,780)
Net unrealized appreciation	$208,672,176

See accompanying notes to financial statements.

SFT Balanced Stabilization Fund (Formerly SFT Dynamic Managed Volatility Fund)
Investments in Securities – continued

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$22	January 2022	237	$23,700	$86,505
S&P 500 Index	3,900	January 2022	79	7,900	29,230
					$115,735

Put Options Written:

The Fund had the following put options written open at December 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$12	January 2022	237	$23,700	$(1,896)

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (98.8%)
Government Obligations (28.3%)
Other Government Obligations (1.6%)
Provincial or Local Government Obligations (1.6%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,566,866
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	1,163,000	1,799,801
Ohio State Water Development Authority, 4.817%, 12/01/30	250,000	299,330
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,150,000	1,529,787
4.926%, 10/01/51	2,055,000	2,862,389
Texas A&M University, 4.000%, 05/15/31	325,000	352,355
		8,410,528
U.S. Government Agencies and Obligations (26.7%)
Federal Home Loan Mortgage Corp. (3.1%)
0.744%, 01/25/23 (1-Month USD LIBOR + 0.650%) (b)	15,894	15,899
1.053%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	450,000	431,350
2.500%, 03/01/28	221,584	230,131
2.500%, 04/01/28	82,069	85,049
3.000%, 08/01/42	319,399	337,974
3.000%, 12/01/42	126,860	134,240
3.000%, 01/01/43	170,597	181,545
3.000%, 02/01/43	434,068	463,837
3.000%, 04/01/43	612,044	648,024
3.000%, 10/25/46	54,286	55,524
3.403%, 10/25/27 (1-Month USD LIBOR + 3.300%) (b)	325,764	330,344
3.500%, 10/01/25	75,631	78,795
3.500%, 05/01/32	100,318	106,995
3.500%, 03/01/42	465,386	499,546
3.500%, 08/01/42	384,325	412,635
3.500%, 05/25/45	233,279	231,141
3.553%, 10/25/29 (1-Month USD LIBOR + 3.450%) (b)	4,000,000	4,113,044
4.000%, 09/01/40	359,468	397,896
4.000%, 11/01/40	840,926	928,500
4.000%, 02/01/41	159,430	176,534
4.000%, 03/01/41	183,963	204,742
4.500%, 04/01/23	5,252	5,666
4.500%, 09/01/40	47,684	52,292
4.500%, 01/01/41	283,535	312,943
4.500%, 02/01/41	156,865	171,950
4.500%, 03/01/41	360,199	394,761
4.500%, 04/01/41	306,364	345,627
	Principal	Value(a)
4.653%, 10/25/24 (1-Month USD LIBOR + 4.550%) (b)	$37,734	$38,810
4.903%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	925,325	948,870
5.000%, 03/01/23	2,389	2,605
5.000%, 05/01/29	15,527	16,920
5.000%, 04/01/35	41,314	46,159
5.000%, 08/01/35	30,691	34,688
5.000%, 11/01/35	52,719	59,131
5.000%, 11/01/39	313,750	353,953
5.000%, 04/01/40	87,518	98,773
5.000%, 08/01/40	68,004	76,273
5.500%, 11/01/23	31,092	34,312
5.500%, 05/01/34	401,348	457,353
5.500%, 10/01/34	150,773	171,707
5.500%, 07/01/35	151,707	174,838
5.500%, 10/01/35	171,285	197,281
5.500%, 12/01/38	81,286	94,443
5.653%, 07/25/28 (1-Month USD LIBOR + 5.550%) (b)	1,620,617	1,685,149
6.000%, 11/01/33	178,692	212,217
6.250%, 12/15/23	9,824	10,151
6.500%, 09/01/32	20,092	23,671
6.500%, 11/01/32	18,535	21,499
6.500%, 06/01/36	118,926	141,313
7.000%, 12/01/37	36,976	43,445
		16,290,545
Federal National Mortgage Association (3.7%)
2.500%, 03/01/27	128,363	133,639
2.500%, 11/01/27	202,394	210,650
2.500%, 03/01/28	147,643	153,018
2.500%, 07/01/28	208,108	216,283
3.000%, 06/01/22	4,406	4,426
3.000%, 09/01/22	5,124	5,159
3.000%, 11/01/27	89,965	94,084
3.000%, 06/01/28	81,621	85,445
3.000%, 09/01/42	87,490	92,824
3.000%, 01/01/46	97,963	103,113
3.500%, 11/01/25	92,724	97,434
3.500%, 01/01/26	100,477	105,168
3.500%, 12/01/32	100,475	107,192
3.500%, 11/01/40	292,302	313,754
3.500%, 01/01/41	320,207	345,268
3.500%, 02/01/41	409,943	440,102
3.500%, 04/01/41	204,250	219,229
3.500%, 11/01/41	1,137,547	1,220,789
3.500%, 12/01/41	240,762	258,475
3.500%, 05/01/42	123,717	132,837
3.500%, 01/01/43	289,642	310,889
3.500%, 02/01/43	333,155	362,770
3.500%, 05/01/43	1,116,329	1,210,209
3.753%, 09/25/29 (1-Month USD LIBOR + 3.650%) (b)	180,812	188,367
4.000%, 12/01/40	44,489	48,544
4.000%, 04/01/41	706,457	777,796
4.000%, 09/01/41	214,783	236,068

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.000%, 11/01/41	$111,545	$121,579
4.000%, 06/01/42	310,183	341,011
4.000%, 09/01/43	185,285	200,598
4.403%, 02/25/25 (1-Month USD LIBOR + 4.300%) (b)	544,685	554,525
4.500%, 04/01/25	12,611	13,205
4.500%, 05/25/34	537,000	612,069
4.500%, 05/01/35	114,947	129,026
4.500%, 07/01/35	266,167	291,813
4.500%, 09/01/37	97,359	106,696
4.500%, 06/01/39	103,920	115,971
4.500%, 04/01/41	896,852	991,252
4.500%, 07/01/41	592,117	650,383
4.500%, 07/01/47	250,896	278,707
4.503%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	39,533	40,977
4.553%, 01/25/29 (1-Month USD LIBOR + 4.450%) (b)	1,178,882	1,220,807
5.000%, 06/25/23	14,430	14,708
5.000%, 07/01/23	11,492	12,191
5.000%, 11/01/33	109,303	124,596
5.000%, 03/01/34	89,674	101,204
5.000%, 05/01/34	20,057	22,604
5.000%, 12/01/34	114,691	130,728
5.000%, 07/01/35	103,630	117,947
5.000%, 08/01/35	39,708	44,864
5.000%, 03/01/38	52,682	60,485
5.000%, 04/01/38	80,486	92,521
5.000%, 06/01/39	67,625	75,825
5.000%, 12/01/39	269,916	302,538
5.000%, 06/01/40	34,727	39,352
5.000%, 04/01/41	265,985	298,623
5.500%, 08/01/23	7,088	7,831
5.500%, 02/01/24	12,783	14,122
5.500%, 04/01/33	398,682	459,012
5.500%, 05/01/33	5,921	6,671
5.500%, 12/01/33	42,722	49,161
5.500%, 01/01/34	81,073	91,246
5.500%, 02/01/34	84,510	97,437
5.500%, 03/01/34	138,569	157,269
5.500%, 04/01/34	86,290	100,398
5.500%, 05/01/34	2,573	2,827
5.500%, 09/01/34	94,271	107,490
5.500%, 10/01/34	31,941	36,484
5.500%, 01/01/35	62,177	71,463
5.500%, 02/01/35	157,585	179,054
5.500%, 04/01/35	145,490	165,579
5.500%, 06/01/35	17,612	20,247
5.500%, 08/01/35	85,027	95,726
5.500%, 10/01/35	188,285	216,454
5.500%, 11/01/35	39,596	45,974
5.500%, 09/01/36	72,949	82,987
5.500%, 12/01/39	46,311	52,858
6.000%, 08/01/23	10,378	10,663
6.000%, 09/01/32	8,223	9,746
6.000%, 10/01/32	301,319	358,021
6.000%, 11/01/32	306,553	363,661
6.000%, 03/01/33	230,565	271,825
6.000%, 12/01/33	80,794	96,725
6.000%, 08/01/34	19,235	22,473
6.000%, 09/01/34	14,085	17,045
	Principal	Value(a)
6.000%, 11/01/34	$11,387	$13,328
6.000%, 12/01/34	66,447	78,082
6.000%, 11/01/36	8,724	10,393
6.000%, 01/01/37	86,809	103,417
6.000%, 08/01/37	52,589	62,759
6.000%, 10/01/38	89,509	106,844
6.500%, 11/01/23	7,474	7,776
6.500%, 12/01/31	37,413	43,923
6.500%, 02/01/32	133,404	157,701
6.500%, 04/01/32	90,301	104,024
6.500%, 05/01/32	22,365	26,453
6.500%, 07/01/32	155,862	180,685
6.500%, 08/01/32	70,892	83,769
6.500%, 09/01/32	44,921	52,164
6.500%, 10/01/32	59,379	68,523
6.500%, 09/01/34	3,088	3,600
6.500%, 11/01/34	3,133	3,612
6.500%, 03/01/35	48,729	55,511
6.500%, 09/01/37	60,407	69,771
6.500%, 11/01/37	35,107	41,487
7.000%, 07/01/31	38,673	46,088
7.000%, 09/01/31	110,167	129,276
7.000%, 11/01/31	102,909	120,428
7.000%, 02/01/32	50,485	59,222
7.000%, 03/01/32	10,705	12,730
7.000%, 07/01/32	45,324	52,864
7.000%, 10/01/37	14,583	16,209
7.500%, 04/01/31	41,902	46,657
7.500%, 05/01/31	17,746	20,709
		19,568,791
Government National Mortgage Association (1.4%)
0.000%, 06/17/45 (b) (c) (d)	122,923	14
1.000%, 12/20/42	48,193	47,454
3.000%, 03/15/45	494,408	510,579
3.000%, 04/15/45	992,493	1,027,602
3.000%, 05/15/45	52,439	54,287
3.250%, 04/20/33	105,723	109,819
3.250%, 03/20/35	912,556	963,328
3.250%, 11/20/35	446,736	471,571
3.250%, 01/20/36	759,793	802,070
3.500%, 11/15/40	61,228	64,584
3.500%, 04/20/46	320,351	333,421
3.750%, 03/20/46	604,522	638,550
4.000%, 07/20/31	255,852	271,848
4.000%, 04/20/39	185,862	197,053
4.000%, 12/20/40	492,874	541,336
4.000%, 01/15/41	23,851	26,211
4.000%, 02/15/41	199,529	217,535
4.000%, 10/15/41	123,561	135,991
4.000%, 12/20/44	58,603	63,090
4.500%, 06/15/40	139,756	157,753
5.000%, 05/15/33	37,045	42,101
5.000%, 12/15/39	53,335	61,538
5.000%, 01/15/40	478,635	559,687
5.000%, 07/15/40	94,970	107,632
5.500%, 07/15/38	121,072	134,883
5.500%, 10/15/38	202,157	223,117
8.500%, 10/15/22	1,624	1,617
		7,764,671
See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
U.S. Treasury (18.5%)
U.S. Treasury Bond
1.375%, 11/15/40	$7,150,000	$6,534,430
1.750%, 08/15/41	14,928,000	14,517,480
1.875%, 02/15/41	6,570,000	6,522,778
2.000%, 11/15/41	2,250,000	2,282,344
2.000%, 08/15/51	7,000,000	7,169,531
2.250%, 05/15/41	750,000	790,078
2.375%, 05/15/51	359,000	398,377
5.375%, 02/15/31 (e)	5,115,000	6,841,313
U.S. Treasury Note
0.125%, 01/15/24	5,000,000	4,936,719
0.250%, 05/31/25	3,000,000	2,918,906
0.375%, 04/15/24	2,325,000	2,301,750
0.500%, 11/30/23	2,000,000	1,992,500
0.500%, 05/31/27	5,020,000	4,809,787
0.625%, 10/15/24	5,203,000	5,162,352
0.625%, 12/31/27	8,000,000	7,660,000
0.750%, 11/15/24	2,500,000	2,486,719
0.875%, 09/30/26	5,305,000	5,213,820
1.125%, 02/29/28	8,328,000	8,212,189
1.250%, 05/31/28	1,485,000	1,471,310
1.250%, 06/30/28	1,215,000	1,203,419
1.375%, 11/15/31	3,065,000	3,030,519
1.500%, 11/30/28	1,250,000	1,256,055
2.250%, 02/15/27 (e)	150,000	157,219
2.750%, 02/15/28	200,000	216,250
		98,085,845
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, 7.793%, 02/15/25	8,126	8,125
Total government obligations (cost: $145,250,023)		150,128,505
Asset-Backed Securities (14.4%)
AmeriCredit Automobile Receivables Trust, 3.180%, 07/18/23	3,250,000	3,265,946
AMSR 2021-SFR4 Trust, 2.417%, 12/17/38 (f)	4,950,000	4,904,554
AMSR Trust, 2.278%, 08/17/38 (f)	1,150,000	1,133,095
Bank of The West Auto Trust, 3.210%, 04/15/25 (f)	2,293,000	2,299,721
Bear Stearns Asset Backed Securities Trust, 1.067%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	364,287
CarMax Auto Owner Trust
2.950%, 11/15/23	1,950,000	1,959,252
2.800%, 04/15/26	1,400,000	1,428,807
Chase Funding Trust
0.652%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	141,556	136,995
0.742%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	94,443	92,203
Commonbond Student Loan Trust
2.550%, 05/25/41 (f)	153,900	156,065
5.280%, 05/25/41 (f)	23,317	23,421
	Principal	Value(a)
Commonbond Student Loan Trust 2018-A-GS
0.603%, 02/25/44 (1-Month USD LIBOR + 0.500%) (b) (f)	$321,688	$320,329
3.210%, 02/25/44 (f)	833,418	853,101
Commonbond Student Loan Trust 2019-A-GS, 2.540%, 01/25/47 (f)	1,712,125	1,735,121
Commonbond Student Loan Trust 2021-A-GS, 1.200%, 03/25/52 (f)	708,605	706,450
Drive Auto Receivables Trust
3.530%, 12/15/23 (f)	17,007	17,023
3.990%, 01/15/25	652,786	655,175
Exeter Automobile Receivables Trust 2020-3, 1.730%, 07/15/26	1,850,000	1,863,923
FirstKey Homes Trust
1.788%, 08/17/38 (f)	2,075,000	2,040,617
2.058%, 09/17/38 (f)	1,950,000	1,901,543
Home Partners of America 2021-1 Trust, 1.698%, 09/17/41 (f)	3,669,185	3,579,683
Home Partners of America 2021-3 Trust, 2.649%, 01/17/41 (f)	4,000,000	3,987,573
Invitation Homes 2018-SFR1 Trust, 1.359%, 03/17/37 (1-Month USD LIBOR + 1.250%) (b) (f)	3,499,498	3,495,054
Invitation Homes 2018-SFR3 Trust, 1.109%, 07/17/37 (1-Month USD LIBOR + 1.000%) (b) (f)	484,603	484,942
Invitation Homes 2018-SFR4 Trust, 1.509%, 01/17/38 (1-Month USD LIBOR + 1.400%) (b) (f)	5,049,767	5,047,747
Invitation Homes Trust, 1.390%, 06/17/37 (1-Month USD LIBOR + 1.280%) (b) (f)	1,499,764	1,498,730
Kubota Credit Owner Trust 2020-2, 0.410%, 06/15/23 (f)	771,009	770,959
Morgan Stanley Dean Witter Capital I, Inc., 0.662%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	178,343	176,636
Navient Private Education Refi Loan Trust
0.940%, 07/15/69 (f)	2,102,265	2,080,791
1.310%, 01/15/69 (f)	1,257,507	1,253,428
Navient Private Education Refi Loan Trust 2021-C, 1.060%, 10/15/69 (f)	1,053,948	1,038,452
Navient Private Education Refi Loan Trust 2021-F, 1.110%, 02/18/70 (f)	1,830,172	1,799,398

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Progress Residential 2019-SFR2 Trust, 3.446%, 05/17/36 (f)	$2,500,000	$2,501,550
Progress Residential Trust, 2.341%, 08/17/40 (f)	1,525,000	1,476,458
Santander Bank NA — SBCLN, 1.833%, 12/15/31 (f)	1,675,000	1,673,957
Santander Consumer Auto Receivables Trust 2021-A, 1.570%, 01/15/27 (f)	1,500,000	1,483,168
Santander Drive Auto Receivables Trust, 1.120%, 01/15/26	2,225,000	2,231,519
Saxon Asset Securities Trust, 0.632%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	253,062	250,511
SoFi Professional Loan Program 2021-B Trust, 1.140%, 02/15/47 (f)	2,583,664	2,538,799
SoFi Professional Loan Program LLC
2.650%, 09/25/40 (f)	424,666	428,996
2.840%, 01/25/41 (f)	543,884	552,155
2.950%, 02/25/42 (f)	518,480	523,198
Towd Point Mortgage Trust
3.000%, 06/25/58 (b) (f)	2,301,046	2,377,854
3.750%, 04/25/55 (b) (f)	2,505,000	2,574,300
3.950%, 11/25/57 (b) (f)	3,154,000	3,307,209
Tricon American Homes Trust, 1.832%, 11/17/39 (f)	975,000	947,885
Tricon Residential 2021-SFR1 Trust, 2.244%, 07/17/38 (f)	2,300,000	2,266,445
Total asset-backed securities (cost: $76,524,169)		76,205,025
Other Mortgage-Backed Securities (14.9%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (9.8%)
Agate Bay Mortgage Trust, 3.563%, 01/25/45 (b) (f)	122,428	123,689
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	27,983	26,684
Bellemeade Re Ltd.
1.702%, 04/25/28 (1-Month USD LIBOR + 1.600%) (b) (f) (g)	264,906	264,906
1.953%, 10/25/28 (1-Month USD LIBOR + 1.850%) (b) (f) (g)	2,073,741	2,073,743
Citigroup Mortgage Loan Trust 2021-INV1
2.500%, 05/25/51 (b) (f)	2,153,346	2,172,918
2.500%, 05/25/51 (b) (f)	3,731,057	3,764,968
Citigroup Mortgage Loan Trust, Inc., 3.000%, 09/25/64 (b) (f)	211,128	214,346
CSMC Trust
3.298%, 08/25/43 (b) (f)	1,446,043	1,439,533
3.500%, 06/25/47 (b) (f)	1,263,611	1,279,121
	Principal	Value(a)
Eagle RE Ltd., 1.552%, 01/25/30 (1-Month USD LIBOR + 1.450%) (b) (f)	$4,725,000	$4,639,940
FARM 21-1 Mortgage Trust, 2.180%, 01/25/51 (b) (d) (f)	1,745,693	1,731,577
Flagstar Mortgage Trust
2.500%, 07/25/51 (b) (f)	2,461,017	2,486,762
2.500%, 08/25/51 (b) (f)	2,578,999	2,605,994
GS Mortgage-Backed Securities Trust, 2.454%, 07/25/44 (b) (f)	2,110,021	2,096,467
JP Morgan Mortgage Trust
2.268%, 11/25/33 (b)	50,111	50,864
2.500%, 04/25/52 (b) (f)	4,610,047	4,639,040
2.500%, 08/25/51 (b) (f)	2,400,000	2,355,096
3.286%, 10/25/46 (b) (f)	257,282	259,658
3.418%, 06/25/29 (b) (f)	103,354	103,337
3.667%, 05/25/47 (b) (f)	2,960,503	2,998,573
JP Morgan Trust 2015-6, 3.519%, 10/25/45 (b) (f)	1,375,000	1,349,068
MRFC Mortgage Pass-Through Trust Series 1998-2, 6.750%, 06/25/28	3,814	3,865
PMT Loan Trust, 2.500%, 07/25/51 (b) (f)	4,640,620	4,683,866
Prudential Home Mortgage Securities 7.480%, 09/28/24 (b) (f)	103	100
Radnor RE Ltd., 2.053%, 02/25/29 (1-Month USD LIBOR + 1.950%) (b) (f) (g)	726,645	726,646
Seasoned Credit Risk Transfer Trust
4.000%, 07/25/56 (b)	2,602,000	2,591,699
4.000%, 08/25/56 (b) (f)	1,200,000	1,217,670
Sequoia Mortgage Trust
3.156%, 11/25/30 (b) (f)	331,318	334,725
3.500%, 06/25/43 (b)	630,594	625,563
3.609%, 02/25/47 (b) (f)	1,099,332	1,105,027
3.723%, 07/25/45 (b) (f)	271,514	274,549
3.909%, 01/25/45 (b) (f)	176,451	176,596
Shellpoint Co-Originator Trust, 3.633%, 04/25/47 (b) (f)	1,455,014	1,450,624
Structured Asset Mortgage Investments, Inc., 6.750%, 05/02/30 (b)	9,396	308
WinWater Mortgage Loan Trust 2015-4, 3.688%, 06/20/45 (b) (f)	1,763,617	1,790,741
		51,658,263
Commercial Mortgage-Backed Securities (5.1%)
BAMLL Commercial Mortgage Securities Trust 2014-520M, 4.185%, 08/15/46 (b) (f)	1,350,000	1,589,949
BB-UBS Trust, 4.026%, 11/05/36 (b) (f)	1,000,000	987,030

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	$500,000	$543,225
Citigroup Commercial Mortgage Trust 2018-TBR, 0.940%, 12/15/36 (1-Month USD LIBOR + 0.830%) (b) (f)	4,000,000	3,986,680
CSMC Trust, 3.304%, 09/15/37 (f)	357,244	369,362
Hometown Commercial Mortgage, 6.057%, 06/11/39 (f)	28,292	8,714
Irvine Core Office Trust, 2.068%, 05/15/48 (f)	77,451	78,034
JPMCC Commercial Mortgage Securities Trust, 3.723%, 03/15/50	1,000,000	1,079,540
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	244,469
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (f)	700,000	695,821
ONE 2021-PARK Mortgage Trust, 0.810%, 03/15/36 (1-Month USD LIBOR + 0.700%) (b) (f)	3,050,000	3,025,874
One Market Plaza Trust, 3.614%, 02/10/32 (f)	2,500,000	2,500,925
UBS Commercial Mortgage Trust
3.580%, 12/15/50	3,500,000	3,792,460
3.724%, 06/15/50	2,750,000	2,941,098
4.061%, 12/15/50 (b)	1,505,000	1,634,310
Wells Fargo Commercial Mortgage Trust
3.184%, 04/15/50	1,544,000	1,617,232
3.637%, 06/15/48	1,905,000	2,024,939
		27,119,662
Total other mortgage-backed securities (cost: $78,641,368)		78,777,925
Corporate Obligations (41.2%)
Communications (1.4%)
Media (0.4%)
Comcast Corp., 3.300%, 04/01/27	2,120,000	2,282,091
Telecommunication (1.0%)
AT&T, Inc.
2.300%, 06/01/27	650,000	661,401
3.550%, 09/15/55	4,012,000	4,024,674
3.650%, 06/01/51	650,000	671,468
		5,357,543
Consumer Cyclical (1.0%)
Auto/Truck Parts & Equipment — Original (1.0%)
General Motors Financial Co., Inc., 0.810%, 03/08/24 (SOFRRATE + 0.760%) (b)	1,775,000	1,778,999
Hyundai Capital America 2.850%, 11/01/22 (f)	3,000,000	3,046,515
	Principal	Value(a)
3.250%, 09/20/22 (f)	$625,000	$636,238
		5,461,752
Consumer, Non-cyclical (2.6%)
Agricultural Operations (0.6%)
Bunge Ltd. Finance Corp.
1.630%, 08/17/25	1,000,000	996,345
2.750%, 05/14/31	2,000,000	2,027,772
		3,024,117
Commercial Services (0.7%)
Block Financial LLC
2.500%, 07/15/28	1,005,000	1,004,243
3.875%, 08/15/30	1,025,000	1,092,456
Global Payments, Inc., 2.150%, 01/15/27	1,950,000	1,952,116
		4,048,815
Drugstore Chains (1.0%)
CVS Pass-Through Trust
5.298%, 01/11/27 (f)	727,562	785,328
5.880%, 01/10/28	272,310	303,393
6.036%, 12/10/28	1,693,415	1,926,258
6.943%, 01/10/30	1,777,798	2,113,415
		5,128,394
Pharmaceuticals (0.3%)
Johnson & Johnson, 2.250%, 09/01/50	1,750,000	1,638,047
Energy (5.2%)
Oil & Gas (1.8%)
Chevron USA, Inc., 3.900%, 11/15/24	2,035,000	2,184,328
DT Midstream, Inc.
4.125%, 06/15/29 (f)	1,357,000	1,394,317
4.375%, 06/15/31 (f)	685,000	714,113
Equinor ASA, 3.000%, 04/06/27 (g)	2,800,000	2,953,426
NGPL PipeCo LLC, 3.250%, 07/15/31 (f)	1,965,000	1,998,484
		9,244,668
Oil, Gas & Consumable Fuels (0.7%)
HollyFrontier Corp., 2.625%, 10/01/23	1,700,000	1,731,649
Marathon Petroleum Corp., 5.850%, 12/15/45	1,505,000	1,903,825
		3,635,474
Pipelines (2.7%)
Boardwalk Pipelines LP, 4.950%, 12/15/24	1,000,000	1,081,106
El Paso Natural Gas Co. LLC, 8.375%, 06/15/32	675,000	963,187
Energy Transfer LP, 6.850%, 02/15/40	2,150,000	2,730,500
Enterprise Products Operating LLC, 2.948%, 06/01/67 (3-Month USD LIBOR + 2.778%) (b)	2,180,000	1,962,796

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
EQM Midstream Partners LP, 6.500%, 07/15/48	$975,000	$1,177,312
Gray Oak Pipeline LLC, 3.450%, 10/15/27 (f)	1,525,000	1,593,424
Midwest Connector Capital Co. LLC, 3.625%, 04/01/22 (f)	2,300,000	2,310,568
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,625,032
		14,443,925
Financial (14.0%)
Banks (7.0%)
Athene Global Funding, 3.000%, 07/01/22 (f)	1,275,000	1,289,279
Bank of America Corp., 3.974%, 02/07/30 (3-Month USD LIBOR + 1.210%) (b)	4,040,000	4,448,848
Discover Bank, 3.450%, 07/27/26	1,900,000	2,009,723
Goldman Sachs Group, Inc., 2.383%, 07/21/32 (SOFRRATE + 1.248%) (b)	3,785,000	3,734,497
HSBC Holdings PLC, 3.262%, 03/13/23 (3-Month USD LIBOR + 1.055%) (b) (g)	1,875,000	1,883,559
JPMorgan Chase & Co.
3.540%, 05/01/28 (3-Month USD LIBOR + 1.380%) (b)	1,500,000	1,627,156
4.600%, 02/01/25 (SOFRRATE + 3.125%) (b)	1,175,000	1,198,500
Morgan Stanley
0.529%, 01/25/24 (SOFRRATE + 0.455%) (b)	3,700,000	3,685,992
3.125%, 07/27/26	800,000	847,730
PNC Bank NA, 3.875%, 04/10/25	4,500,000	4,832,784
Synovus Financial Corp., 3.125%, 11/01/22	2,580,000	2,619,879
Truist Financial Corp., 5.050%, 12/15/24 (3-Month USD LIBOR + 3.102%) (b)	1,770,000	1,796,550
US Bancorp
3.000%, 07/30/29	765,000	809,495
5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	800,000	863,464
Wells Fargo & Co.
2.393%, 06/02/28 (SOFRRATE + 2.100%) (b)	4,125,000	4,190,823
3.000%, 10/23/26	1,100,000	1,155,855
		36,994,134
	Principal	Value(a)
Diversified Financial Services (2.6%)
Charles Schwab Corp., 4.625%, 03/01/22 (3-Month USD LIBOR + 3.315%) (b)	$2,200,000	$2,205,500
DY7 Leasing LLC, 2.578%, 12/10/25	41,902	43,176
Helios Leasing I LLC, 1.825%, 05/16/25	47,243	47,935
Macquarie Group Ltd., 2.691%, 06/23/32 (SOFRRATE + 1.440%) (b) (f) (g)	4,575,000	4,553,347
Main Street Capital Corp., 3.000%, 07/14/26	2,550,000	2,551,232
Pine Street Trust I, 4.572%, 02/15/29 (f)	1,450,000	1,638,303
Sixth Street Specialty Lending, Inc., 3.875%, 11/01/24	1,305,000	1,363,444
USAA Capital Corp., 1.500%, 05/01/23 (f)	1,250,000	1,261,887
		13,664,824
Finance (2.7%)
Blackstone Secured Lending Fund, 2.125%, 02/15/27 (f)	2,625,000	2,550,584
Citigroup, Inc., 1.281%, 11/03/25 (SOFRRATE + 0.528%) (b)	2,625,000	2,614,692
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	2,100,000	2,042,197
Seasoned Credit Risk Transfer Trust, 2.000%, 03/25/61	1,585,525	1,596,427
State Street Corp., 2.200%, 03/03/31	2,001,000	1,987,289
The Bank of New York Mellon Corp., 3.750%, 12/20/26 (5-Year CMT + 2.630%) (b)	3,600,000	3,613,500
		14,404,689
Insurance (1.7%)
Equitable Financial Life Global Funding, 1.400%, 07/07/25 (f)	2,450,000	2,431,980
Security Benefit Global Funding, 1.250%, 05/17/24 (f)	2,250,000	2,238,759
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (f)	2,500,000	3,031,148
Unum Group, 5.750%, 08/15/42	1,300,000	1,594,044
		9,295,931

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Health Care (2.2%)
Health Care Providers & Services (1.7%)
New York & Presbyterian Hospital
2.256%, 08/01/40	$3,175,000	$3,017,977
2.606%, 08/01/60	650,000	617,017
NYU Langone Hospitals
3.380%, 07/01/55	2,354,000	2,439,850
4.428%, 07/01/42	1,570,000	1,911,031
Sinai Health System, 3.034%, 01/20/36	1,220,000	1,232,963
		9,218,838
Pharmaceuticals (0.5%)
Viatris, Inc.
2.300%, 06/22/27	1,400,000	1,409,590
3.850%, 06/22/40	1,000,000	1,065,209
		2,474,799
Industrials (1.4%)
Transportation (1.4%)
CSX Corp.
4.250%, 11/01/66	1,085,000	1,330,681
4.750%, 11/15/48	625,000	814,514
Kansas City Southern, 3.125%, 06/01/26	1,500,000	1,572,997
Triton Container International Ltd.
2.050%, 04/15/26 (f) (g)	2,340,000	2,323,138
3.150%, 06/15/31 (f) (g)	1,285,000	1,293,468
		7,334,798
Technology (1.3%)
Computers (0.7%)
Dell International LLC / EMC Corp., 5.300%, 10/01/29	1,475,000	1,737,063
Leidos, Inc., 2.950%, 05/15/23	1,950,000	1,996,313
		3,733,376
Semiconductor Equipment (0.6%)
TSMC Arizona Corp.
1.750%, 10/25/26	1,550,000	1,549,989
2.500%, 10/25/31	1,675,000	1,696,616
		3,246,605
Transportation (3.3%)
Airlines (3.3%)
Air Canada 2017-1 Class A Pass Through Trust, 3.550%, 07/15/31 (f) (g)	1,840,920	1,788,677
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/25	716,526	709,361
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/26	606,000	594,638
British Airways 2019-1 Class A Pass Through Trust, 3.350%, 12/15/30 (f)	1,225,917	1,213,658
	Principal	Value(a)
British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/34 (f)	$531,124	$563,849
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,102,082	1,119,212
Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/29	1,642,477	1,636,945
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.950%, 07/15/23	1,046,987	1,046,987
JetBlue 2020-1 Class A Pass Through Trust, 4.000%, 05/15/34	803,724	870,313
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	288,196	289,928
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	1,222,864	1,244,264
United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/27	819,271	810,112
United Airlines 2019-2 Class B Pass Through Trust, 3.500%, 11/01/29	1,265,913	1,250,319
United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/29	1,806,600	1,973,711
United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 07/15/27	2,065,400	2,142,852
		17,254,826
Utilities (8.8%)
Electric Companies (0.5%)
Indianapolis Power & Light Co., 4.700%, 09/01/45 (f)	1,900,000	2,407,365
Electric Utilities (5.7%)
AES Corp.
1.375%, 01/15/26	620,000	602,093
3.300%, 07/15/25 (f)	1,825,000	1,898,097
American Transmission System, Inc., 2.650%, 01/15/32 (f)	2,300,000	2,326,535
Cleco Corporate Holdings LLC, 3.743%, 05/01/26	1,125,000	1,196,864
Duke Energy Carolinas LLC
4.000%, 09/30/42	550,000	630,926
4.250%, 12/15/41	4,030,000	4,753,421
Entergy Mississippi LLC, 3.250%, 12/01/27	1,100,000	1,164,497
Entergy Texas, Inc., 3.450%, 12/01/27	1,957,000	2,069,758
Eversource Energy, 3.800%, 12/01/23	2,400,000	2,516,700
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (f)	2,000,000	2,510,000
IPALCO Enterprises, Inc., 3.700%, 09/01/24	1,175,000	1,229,344

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
MidAmerican Energy Co.
4.250%, 07/15/49	$1,750,000	$2,158,202
4.400%, 10/15/44	480,000	590,975
Pacific Gas and Electric Co., 1.750%, 06/16/22	1,525,000	1,523,615
PacifiCorp, 3.300%, 03/15/51	1,410,000	1,472,111
PG&E Energy Recovery Funding LLC, 1.460%, 07/15/33	1,700,000	1,679,495
PPL Capital Funding, Inc., 2.885%, 03/30/67 (3-Month USD LIBOR + 2.665%) (b)	2,147,000	1,999,394
		30,322,027
Electric — Integrated (0.7%)
Ameren Corp., 3.500%, 01/15/31	1,125,000	1,217,510
Exelon Corp., 4.050%, 04/15/30	1,000,000	1,113,037
Florida Power & Light Co., 2.850%, 04/01/25	1,450,000	1,513,265
		3,843,812
Gas Utilities (1.9%)
East Ohio Gas Co.
1.300%, 06/15/25 (f)	1,380,000	1,360,839
3.000%, 06/15/50 (f)	1,685,000	1,660,247
Piedmont Natural Gas Co., Inc., 3.350%, 06/01/50	1,800,000	1,863,518
Southern Co. Gas Capital Corp.
3.875%, 11/15/25	2,605,000	2,777,045
4.400%, 05/30/47	775,000	911,884
6.000%, 10/01/34	1,090,000	1,395,618
		9,969,151
Total corporate obligations (cost: $211,590,105)		218,430,001
Total long-term debt securities (cost: $512,005,665)		523,541,456
	Shares	Value(a)
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	4,468,964	$4,468,964
Total short-term securities (cost: $4,468,964)		4,468,964
Total investments in securities (cost: $516,474,629) (h)		528,010,420
Cash and other assets in excess of liabilities (0.4%)		2,320,225
Total net assets (100.0%)		$530,330,645

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Variable rate security.

(c)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(d)  These securities are being fair valued according to procedures approved by the Board of Trustees of Securian Funds Trust.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

(f)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(g)  Foreign security: The Fund held 3.4% of net assets in foreign securities at December 31, 2021.

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

(h)  At December 31, 2021, the cost of investments for federal income tax purposes was $516,702,043. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$16,129,170
Gross unrealized depreciation	(4,761,651)
Net unrealized appreciation	$11,367,519

Holdings of Open Futures Contracts

On December 31, 2021, securities with an aggregate market value of $1,442,313 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
5 Year U.S. Treasury Note	March 2022	135	Long	$16,263,608	$16,331,836	$68,228
10 Year U.S. Ultra	March 2022	119	Short	(17,174,740)	(17,426,063)	(251,323)
U.S. Long Bond	March 2022	251	Long	39,848,856	40,269,813	420,957
U.S. Ultra Bond	March 2022	57	Short	(11,057,405)	(11,236,125)	(178,720)
					$27,939,461	$59,142

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund (Formerly SFT IvySM Growth Fund)
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.7%)
Communication Services (0.7%)
Interactive Media & Services (0.7%)
Pinterest, Inc. Class A (b)	132,775	$4,826,371
Consumer Discretionary (12.5%)
Automobiles (2.0%)
Ferrari NV (c)	55,112	14,264,088
Hotels, Restaurants & Leisure (1.2%)
Booking Holdings, Inc. (b)	3,557	8,534,061
Internet & Catalog Retail (6.5%)
Amazon.com, Inc. (b)	13,737	45,803,829
Specialty Retail (1.8%)
Home Depot, Inc.	30,196	12,531,642
Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc. Class B	42,597	7,099,642
Consumer Staples (2.6%)
Beverages (2.3%)
Coca-Cola Co.	279,450	16,546,235
Personal Care (0.3%)
Estee Lauder Cos., Inc. Class A	4,987	1,846,187
Financial (3.6%)
Capital Markets (3.6%)
Intercontinental Exchange, Inc.	90,687	12,403,261
S&P Global, Inc.	26,875	12,683,119
		25,086,380
Health Care (11.6%)
Health Care Equipment & Supplies (4.6%)
Cooper Cos., Inc.	31,765	13,307,629
Danaher Corp.	26,851	8,834,247
Intuitive Surgical, Inc. (b)	27,999	10,060,041
		32,201,917
Health Care Providers & Services (3.4%)
UnitedHealth Group, Inc.	47,540	23,871,736
Health Care Technology (2.3%)
Cerner Corp.	174,106	16,169,224
Pharmaceuticals (1.3%)
Zoetis, Inc.	38,803	9,469,096
Industrials (9.3%)
Machinery (1.2%)
Stanley Black & Decker, Inc.	44,203	8,337,570
	Shares	Value(a)
Professional Services (5.4%)
CoStar Group, Inc. (b)	236,576	$18,696,601
TransUnion	105,463	12,505,803
Verisk Analytics, Inc.	30,786	7,041,682
		38,244,086
Road & Rail (2.7%)
JB Hunt Transport Services, Inc.	58,094	11,874,414
Union Pacific Corp.	27,963	7,044,718
		18,919,132
Information Technology (59.4%)
Communications Equipment (4.0%)
Motorola Solutions, Inc.	105,116	28,560,017
Computers & Peripherals (8.9%)
Apple, Inc.	351,910	62,488,659
Interactive Media & Services (9.3%)
Alphabet, Inc. Class A (b)	13,719	39,744,492
Alphabet, Inc. Class C (b)	2,139	6,189,388
Meta Platforms, Inc. Class A (b)	59,593	20,044,106
		65,977,986
IT Services (11.5%)
Broadridge Financial Solutions, Inc.	69,629	12,729,574
PayPal Holdings, Inc. (b)	67,171	12,667,107
VeriSign, Inc. (b)	103,767	26,338,140
Visa, Inc. Class A	134,482	29,143,594
		80,878,415
Semiconductors & Semiconductor Equipment (4.3%)
NVIDIA Corp.	103,805	30,530,089
Software (21.4%)
Adobe, Inc. (b)	23,890	13,547,063
Autodesk, Inc. (b)	17,153	4,823,252
Electronic Arts, Inc.	137,895	18,188,350
Intuit, Inc.	25,698	16,529,468
Microsoft Corp.	255,142	85,809,357
Salesforce.com, Inc. (b)	46,981	11,939,282
		150,836,772
Total common stocks (cost: $351,685,716)		703,023,134

See accompanying notes to financial statements.

SFT Delaware IvySM Growth Fund (Formerly SFT IvySM Growth Fund)
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	2,889,142	$2,889,142
Total short-term securities (cost: $2,889,142)		2,889,142
Total investments in securities (cost: $354,574,858) (d)		705,912,276
Liabilities in excess of cash and other assets (-0.1%)		(475,759)
Total net assets (100.0%)		$705,436,517

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.0% of net assets in foreign securities at December 31, 2021.

(d)  At December 31, 2021, the cost of investments for federal income tax purposes was $355,409,881. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$354,914,241
Gross unrealized depreciation	(4,411,846)
Net unrealized appreciation	$350,502,395

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund (Formerly SFT IvySM Small Cap Growth Fund)
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.0%)
Communication Services (0.6%)
Media (0.6%)
Gray Television, Inc.	57,684	$1,162,910
Consumer Discretionary (18.9%)
Auto Components (2.8%)
Fox Factory Holding Corp. (b)	23,169	3,941,047
Visteon Corp. (b)	15,988	1,776,906
		5,717,953
Entertainment (1.1%)
Monarch Casino & Resort, Inc. (b)	30,757	2,274,480
Hotels, Restaurants & Leisure (9.0%)
Churchill Downs, Inc.	15,311	3,688,420
Marriott Vacations Worldwide Corp.	25,667	4,337,210
Portillo's, Inc. Class A (b)	10,695	401,490
Red Rock Resorts, Inc. Class A	70,335	3,869,128
Sweetgreen, Inc. Class A (b)	6,323	202,336
Texas Roadhouse, Inc.	30,328	2,707,684
Wyndham Hotels & Resorts, Inc.	35,466	3,179,527
		18,385,795
Household Durables (0.6%)
TopBuild Corp. (b)	4,761	1,313,608
Leisure Equipment & Products (1.3%)
Malibu Boats, Inc. Class A (b)	40,176	2,761,297
Media (1.8%)
Nexstar Media Group, Inc. Class A	24,002	3,623,822
Specialty Retail (0.4%)
EVgo, Inc. (b)	80,028	795,478
Textiles, Apparel & Luxury Goods (1.9%)
Deckers Outdoor Corp. (b)	10,362	3,795,704
Consumer, Non-cyclical (0.7%)
Beverages (0.7%)
Duckhorn Portfolio, Inc. (b)	65,447	1,527,533
Energy (1.6%)
Energy Equipment & Services (1.2%)
Cactus, Inc. Class A	49,044	1,870,048
Liberty Oilfield Services, Inc. Class A (b)	57,402	556,799
		2,426,847
Oil, Gas & Consumable Fuels (0.4%)
SM Energy Co.	30,261	892,094
Financial (5.0%)
Capital Markets (1.3%)
Focus Financial Partners, Inc. Class A (b)	23,700	1,415,364
	Shares	Value(a)
Hamilton Lane, Inc. Class A	3,413	$353,655
Open Lending Corp. Class A (b)	42,745	960,908
		2,729,927
Commercial Banks (3.7%)
Pinnacle Financial Partners, Inc.	42,499	4,058,655
Seacoast Banking Corp. of Florida	44,538	1,576,200
Veritex Holdings, Inc.	48,200	1,917,395
		7,552,250
Health Care (24.4%)
Biotechnology (6.6%)
Blueprint Medicines Corp. (b)	7,527	806,217
CareDx, Inc. (b)	86,326	3,926,106
Insmed, Inc. (b)	36,307	989,003
Organogenesis Holdings, Inc. (b)	122,809	1,134,755
PTC Therapeutics, Inc. (b)	17,502	697,105
Twist Bioscience Corp. (b)	7,568	585,687
Veracyte, Inc. (b)	30,770	1,267,724
Vericel Corp. (b)	102,266	4,019,054
		13,425,651
Health Care Equipment & Supplies (6.1%)
Axonics, Inc. (b)	50,963	2,853,928
CryoPort, Inc. (b)	70,686	4,182,491
Tactile Systems Technology, Inc. (b)	27,194	517,502
Tandem Diabetes Care, Inc. (b)	32,943	4,958,580
		12,512,501
Health Care Providers & Services (6.3%)
AMN Healthcare Services, Inc. (b)	29,662	3,628,552
Castle Biosciences, Inc. (b)	35,288	1,512,797
Joint Corp. (b)	19,793	1,300,202
PetIQ, Inc. (b)	151,887	3,449,354
Progyny, Inc. (b)	61,390	3,090,986
		12,981,891
Health Care Technology (4.4%)
Omnicell, Inc. (b)	24,651	4,448,026
Vocera Communications, Inc. (b)	68,629	4,449,904
		8,897,930
Life Sciences Tools & Services (0.6%)
Quanterix Corp. (b)	28,790	1,220,697
Pharmaceuticals (0.4%)
Pacira BioSciences, Inc. (b)	14,141	850,864
Industrials (14.5%)
Air Freight & Logistics (1.0%)
Air Transport Services Group, Inc. (b)	66,435	1,951,860

See accompanying notes to financial statements.

SFT Delaware IvySM Small Cap Growth Fund (Formerly SFT IvySM Small Cap Growth Fund)
Investments in Securities – continued

	Shares	Value(a)
Commercial Services & Supplies (2.6%)
Brink's Co.	33,239	$2,179,481
Clean Harbors, Inc. (b)	30,685	3,061,443
		5,240,924
Construction & Engineering (1.6%)
Valmont Industries, Inc.	13,246	3,318,123
Electrical Equipment (2.2%)
EnerSys	24,242	1,916,573
Regal Rexnord Corp.	15,339	2,610,391
		4,526,964
Machinery (3.5%)
Altra Industrial Motion Corp.	19,597	1,010,617
John Bean Technologies Corp.	16,382	2,515,620
Kornit Digital Ltd. (b) (c)	14,012	2,133,327
RBC Bearings, Inc. (b)	7,613	1,537,598
		7,197,162
Road & Rail (2.5%)
Knight-Swift Transportation Holdings, Inc.	82,396	5,021,212
Trading Companies & Distributors (1.1%)
Herc Holdings, Inc.	15,064	2,358,269
Information Technology (30.0%)
Communications Equipment (1.7%)
Viavi Solutions, Inc. (b)	195,543	3,445,468
Computers & Peripherals (1.6%)
NCR Corp. (b)	84,219	3,385,604
IT Services (3.6%)
Shift4 Payments, Inc. Class A (b)	62,545	3,623,232
Switch, Inc. Class A	128,973	3,693,786
		7,317,018
Semiconductors & Semiconductor Equipment (6.4%)
Allegro MicroSystems, Inc. (b)	107,520	3,890,074
Monolithic Power Systems, Inc.	7,806	3,850,934
SiTime Corp. (b)	18,099	5,294,681
		13,035,689
	Shares	Value(a)
Software (16.7%)
BTRS Holdings, Inc. (b)	150,954	1,180,460
CyberArk Software, Ltd. (b) (c)	2,948	510,829
Domo, Inc. Class B (b)	50,465	2,503,064
Five9, Inc. (b)	21,988	3,019,392
ForgeRock, Inc. Class A (b)	17,426	465,100
Globant SA (b) (c)	19,450	6,109,051
LivePerson, Inc. (b)	51,732	1,847,867
Mimecast Ltd. (b) (c)	42,197	3,357,615
Paycor HCM, Inc. (b)	74,677	2,151,444
Q2 Holdings, Inc. (b)	33,860	2,689,838
Sailpoint Technologies Holdings, Inc. (b)	41,997	2,030,135
SimilarWeb Ltd. (b) (c)	32,082	574,589
Smartsheet, Inc. Class A (b)	36,615	2,835,833
Varonis Systems, Inc. (b)	102,407	4,995,413
		34,270,630
Leisure and Consumer Staples (2.3%)
Beverages (0.5%)
MGP Ingredients, Inc.	11,913	$1,012,486
Food & Staples Retailing (1.6%)
BJ's Wholesale Club Holdings, Inc. (b)	47,857	3,204,983
Food Products (0.2%)
Sovos Brands, Inc. (b)	34,473	518,819
Total common stocks (cost: $149,182,859)		200,654,443
Short-Term Securities (2.0%)
Investment Companies (2.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	4,009,272	4,009,272
Total short-term securities (cost: $4,009,272)		4,009,272
Total investments in securities (cost: $153,192,131) (d)		204,663,715
Cash and other assets in excess of liabilities (0.0%)		2,511
Total net assets (100.0%)		$204,666,226

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 6.2% of net assets in foreign securities at December 31, 2021.

(d)  At December 31, 2021, the cost of investments for federal income tax purposes was $153,718,753. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$59,616,537
Gross unrealized depreciation	(8,671,575)
Net unrealized appreciation	$50,944,962

See accompanying notes to financial statements.

SFT Equity Stabilization Fund (Formerly SFT Managed Volatility Equity Fund)
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (87.8%)
Investment Companies (87.8%)
BlackRock Short Maturity Bond ETF	318,620	$15,915,069
iShares Core High Dividend ETF	646,207	65,260,445
iShares Edge MSCI Minimum Volatility EAFE ETF	1,144,303	87,848,141
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	358,085	22,494,899
iShares Edge MSCI Minimum Volatility USA ETF (b)	1,456,872	117,860,945
iShares MSCI Germany ETF	531,232	17,413,785
Total mutual funds (cost: $249,435,058)		326,793,284
	Shares	Value(a)
Short-Term Securities (10.0%)
Investment Companies (10.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	37,113,352	$37,113,352
Total investments excluding purchased options (cost: $286,548,410)		363,906,636
Total purchased options outstanding (0.0%) (cost: $153,913)		49,110
Total investments in securities (cost: $286,702,323) (c)		363,955,746
Cash and other assets in excess of liabilities (2.2%)		8,376,989
Total net assets (100.0%)		$372,332,735

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

(c)  At December 31, 2021, the cost of investments for federal income tax purposes was $288,653,990. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$75,310,064
Gross unrealized depreciation	(84,046)
Net unrealized appreciation	$75,226,018

Holdings of Open Futures Contracts

On December 31, 2021, securities with an aggregate market value of $14,238,400 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2022	106	Long	$25,295,036	$25,220,050	$(74,986)

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$22	January 2022	94	$9,400	$34,310
S&P 500 Index	3,900	January 2022	40	4,000	14,800
					$49,110

Put Options Written:

The Fund had the following put options written open at December 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$12	January 2022	94	$9,400	$(752)

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Securities (100.2%)
U.S. Government Obligations (94.5%)
Discount Notes (94.5%)
Federal Home Loan Bank 0.025%, 02/14/22 (b)	$8,000,000	$7,999,756
0.038%, 01/14/22 (b)	40,000,000	39,999,422
0.039%, 01/21/22 (b)	10,000,000	9,999,778
0.044%, 02/02/22 (b)	20,000,000	19,999,200
0.045%, 02/11/22 (b)	1,400,000	1,399,928
0.045%, 02/25/22 (b)	10,000,000	9,999,313
0.045%, 03/01/22 (b)	2,000,000	1,999,852
0.045%, 04/01/22 (b)	10,000,000	9,998,875
0.048%, 02/09/22 (b)	10,000,000	9,999,469
U.S. Treasury Bill 0.033%, 02/08/22	10,000,000	9,999,646
0.038%, 03/31/22	20,000,000	19,997,404
0.039%, 02/03/22	15,000,000	14,999,457
0.045%, 01/27/22	10,000,000	9,999,668
0.045%, 03/03/22	10,000,000	9,999,238
0.046%, 02/10/22	10,000,000	9,999,483
Total U.S. government obligations		186,390,489
	Shares	Value(a)
Investment Companies (5.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	11,170,627	$11,170,627
Total short-term securities (cost: $197,561,116)		197,561,116
Total investments in securities (cost: $197,561,116) (c)		197,561,116
Liabilities in excess of cash and other assets (-0.2%)		(482,767)
Total net assets (100.0%)		$197,078,349

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2021.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (94.7%)
Communication Services (0.2%)
Diversified Telecommunication Services (0.2%)
Iridium Communications, Inc. (b)	11,832	$488,543
Consumer Discretionary (15.8%)
Auto Components (1.7%)
Adient PLC (b) (c)	8,349	399,750
Dana, Inc.	12,918	294,789
Fox Factory Holding Corp. (b)	3,824	650,462
Gentex Corp.	21,184	738,262
Goodyear Tire & Rubber Co. (b)	25,099	535,111
Lear Corp.	5,358	980,246
Visteon Corp. (b)	2,500	277,850
		3,876,470
Automobiles (0.5%)
Harley-Davidson, Inc.	13,697	516,240
Thor Industries, Inc.	4,965	515,218
		1,031,458
Diversified Consumer Services (0.8%)
Graham Holdings Co. – Class B	358	225,479
Grand Canyon Education, Inc. (b)	3,589	307,613
H&R Block, Inc.	15,730	370,599
Service Corp. International	14,770	1,048,522
		1,952,213
Entertainment (0.1%)
World Wrestling Entertainment, Inc. – Class A	3,948	194,794
Hotels, Restaurants & Leisure (2.8%)
Boyd Gaming Corp. (b)	7,312	479,448
Choice Hotels International, Inc.	2,943	459,079
Churchill Downs, Inc.	3,147	758,112
Cracker Barrel Old Country Store, Inc.	2,080	267,571
Jack in the Box, Inc.	1,943	169,974
Marriott Vacations Worldwide Corp.	3,787	639,927
Papa John's International, Inc.	2,886	385,194
Scientific Games Corp. – Class A (b)	8,642	577,545
Six Flags Entertainment Corp. (b)	6,869	292,482
Texas Roadhouse, Inc.	6,262	559,071
Travel + Leisure Co.	7,639	422,208
Wendy's Co.	15,809	377,045
Wingstop, Inc.	2,668	461,030
Wyndham Hotels & Resorts, Inc.	8,287	742,930
		6,591,616
	Shares	Value(a)
Household Durables (1.9%)
Helen of Troy Ltd. (b) (c)	2,147	$524,877
KB Home	7,676	343,348
Leggett & Platt, Inc.	11,946	491,697
Taylor Morrison Home Corp. (b)	11,006	384,770
Tempur Sealy International, Inc.	17,242	810,891
Toll Brothers, Inc.	10,218	739,681
TopBuild Corp. (b)	3,013	831,317
TRI Pointe Group, Inc. (b)	9,954	277,617
		4,404,198
Interactive Media & Services (0.1%)
TripAdvisor, Inc. (b)	8,815	240,297
Leisure Equipment & Products (1.2%)
Brunswick Corp.	6,950	700,074
Callaway Golf Co. (b)	10,405	285,513
Mattel, Inc. (b)	31,296	674,742
Polaris, Inc.	5,107	561,310
YETI Holdings, Inc. (b)	7,841	649,470
		2,871,109
Media (0.9%)
Cable One, Inc.	448	790,026
John Wiley & Sons, Inc. – Class A	3,836	219,688
New York Times Co. – Class A	14,885	718,945
TEGNA, Inc.	19,727	366,133
		2,094,792
Multiline Retail (0.8%)
Kohl's Corp.	13,482	665,876
Macy's, Inc.	27,739	726,207
Nordstrom, Inc. (b)	9,904	224,028
Ollie's Bargain Outlet Holdings, Inc. (b)	5,345	273,611
		1,889,722
Specialty Retail (3.2%)
American Eagle Outfitters, Inc.	13,687	346,555
AutoNation, Inc. (b)	3,581	418,440
Dick's Sporting Goods, Inc.	5,777	664,297
Five Below, Inc. (b)	5,022	1,039,002
Foot Locker, Inc.	8,078	352,443
GameStop Corp. – Class A (b)	5,580	828,016
Lithia Motors, Inc. Class A	2,790	828,490
Murphy USA, Inc.	2,132	424,780
RH (b)	1,599	856,968
Urban Outfitters, Inc. (b)	5,809	170,552
Victoria's Secret & Co. (b)	6,489	360,399
Williams-Sonoma, Inc.	6,637	1,122,516
		7,412,458

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (1.8%)
Capri Holdings Ltd. (b) (c)	13,476	$874,727
Carter's, Inc.	3,786	383,219
Columbia Sportswear Co.	3,135	305,474
Crocs, Inc. (b)	5,271	675,848
Deckers Outdoor Corp. (b)	2,456	899,657
Hanesbrands, Inc.	31,277	522,952
Skechers U.S.A., Inc. – Class A (b)	11,997	520,670
		4,182,547
Consumer Staples (2.2%)
Beverages (0.2%)
Boston Beer Co., Inc. – Class A (b)	885	447,014
Food & Staples Retailing (0.5%)
Casey's General Stores, Inc.	3,384	667,832
Grocery Outlet Holding Corp. (b)	7,728	218,548
Sprouts Farmers Market, Inc. (b)	10,054	298,403
		1,184,783
Food Products (1.2%)
Flowers Foods, Inc.	17,751	487,620
Hain Celestial Group, Inc. (b)	8,319	354,473
Ingredion, Inc.	5,909	571,046
Lancaster Colony Corp.	1,797	297,583
Post Holdings, Inc. (b)	5,256	592,509
Sanderson Farms, Inc.	1,918	366,491
		2,669,722
Household Products (0.1%)
Energizer Holdings, Inc.	5,541	222,194
Personal Products (0.2%)
Coty, Inc. – Class A (b)	30,041	315,430
Nu Skin Enterprises, Inc. – Class A	4,396	223,097
		538,527
Energy (2.0%)
Energy Equipment & Services (0.4%)
ChampionX Corp. (b)	18,098	365,761
NOV, Inc.	34,939	473,423
		839,184
Oil, Gas & Consumable Fuels (1.6%)
Antero Midstream Corp.	29,017	280,885
CNX Resources Corp. (b)	18,916	260,095
DTE Midstream LLC (b)	8,587	412,004
EQT Corp. (b)	27,043	589,808
Equitrans Midstream Corp.	36,362	375,983
HollyFrontier Corp.	13,306	436,171
Murphy Oil Corp.	12,919	337,315
Targa Resources Corp.	20,506	1,071,233
		3,763,494
	Shares	Value(a)
Financial (12.9%)
Capital Markets (1.9%)
Affiliated Managers Group, Inc.	3,695	$607,864
Evercore, Inc. – Class A	3,456	469,498
Federated Hermes, Inc. – Class B	8,649	325,029
Interactive Brokers Group, Inc. – Class A	7,833	622,097
Janus Henderson Group PLC (c)	15,278	640,759
Jefferies Financial Group, Inc.	17,595	682,686
SEI Investments Co.	9,492	578,443
Stifel Financial Corp.	9,297	654,695
		4,581,071
Commercial Banks (5.9%)
Associated Banc-Corp.	13,441	303,632
Bank of Hawaii Corp.	3,589	300,615
Bank OZK	10,826	503,734
Cadence Bank	17,519	521,891
Cathay General Bancorp	6,909	297,018
CIT Group, Inc.	8,791	451,330
Commerce Bancshares, Inc.	9,908	681,076
Cullen/Frost Bankers, Inc.	5,080	640,436
East West Bancorp, Inc.	12,723	1,001,046
First Financial Bankshares, Inc.	11,390	579,068
First Horizon Corp.	48,433	790,911
FNB Corp.	28,555	346,372
Fulton Financial Corp.	14,447	245,599
Glacier Bancorp, Inc.	9,625	545,738
Hancock Whitney Corp.	7,689	384,604
Home BancShares, Inc.	13,438	327,215
International Bancshares Corp.	4,674	198,131
PacWest Bancorp	10,412	470,310
Pinnacle Financial Partners, Inc.	6,825	651,787
Prosperity Bancshares, Inc.	8,234	595,318
Sterling Bancorp	17,181	443,098
Synovus Financial Corp.	13,032	623,842
Texas Capital Bancshares, Inc. (b)	4,537	273,354
UMB Financial Corp.	3,859	409,478
Umpqua Holdings Corp.	19,402	373,294
United Bankshares, Inc.	12,187	442,144
Valley National Bancorp	36,365	500,019
Webster Financial Corp.	8,024	448,060
Wintrust Financial Corp.	5,115	464,544
		13,813,664
Consumer Finance (0.6%)
FirstCash Holdings, Inc.	3,624	271,111
Navient Corp.	14,435	306,311
PROG Holdings, Inc.	5,080	229,159
SLM Corp.	26,258	516,495
		1,323,076
Diversified Financial Services (0.3%)
Voya Financial, Inc.	9,940	659,122

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Insurance (3.5%)
Alleghany Corp. (b)	1,280	$854,515
American Financial Group, Inc.	5,928	814,033
Brighthouse Financial, Inc. (b)	7,149	370,318
CNO Financial Group, Inc.	11,044	263,289
First American Financial Corp.	9,857	771,113
Hanover Insurance Group, Inc.	3,199	419,261
Kemper Corp.	5,263	309,412
Kinsale Capital Group, Inc.	1,920	456,749
Mercury General Corp.	2,380	126,283
Old Republic International Corp.	25,500	626,790
Primerica, Inc.	3,524	540,123
Reinsurance Group of America, Inc.	6,098	667,670
RenaissanceRe Holdings Ltd. (c)	4,122	697,978
RLI Corp.	3,541	396,946
Selective Insurance Group, Inc.	5,372	440,182
Unum Group	18,230	447,911
		8,202,573
Thrifts & Mortgage Finance (0.7%)
Essent Group Ltd. (c)	9,891	450,337
MGIC Investment Corp.	29,161	420,502
New York Community Bancorp, Inc.	41,605	507,997
Washington Federal, Inc.	5,834	194,739
		1,573,575
Health Care (9.4%)
Biotechnology (1.4%)
Arrowhead Pharmaceuticals, Inc. (b)	9,350	619,905
Exelixis, Inc. (b)	28,254	516,483
Halozyme Therapeutics, Inc. (b)	12,609	507,008
Neurocrine Biosciences, Inc. (b)	8,488	722,923
United Therapeutics Corp. (b)	4,012	866,913
		3,233,232
Health Care Equipment & Supplies (3.1%)
Envista Holdings Corp. (b)	14,362	647,152
Globus Medical, Inc. – Class A (b)	7,015	506,483
Haemonetics Corp. (b)	4,570	242,393
ICU Medical, Inc. (b)	1,791	425,076
Integra LifeSciences Holdings Corp. (b)	6,510	436,105
LivaNova PLC (b) (c)	4,740	414,417
Masimo Corp. (b)	4,543	1,330,100
Neogen Corp. (b)	9,538	433,121
NuVasive, Inc. (b)	4,561	239,361
Penumbra, Inc. (b)	3,218	924,596
Quidel Corp. (b)	3,397	458,561
	Shares	Value(a)
STAAR Surgical Co. (b)	4,250	$388,025
Tandem Diabetes Care, Inc. (b)	5,752	865,791
		7,311,181
Health Care Providers & Services (2.9%)
Acadia Healthcare Co., Inc. (b)	8,059	489,181
Amedisys, Inc. (b)	2,894	468,481
Chemed Corp.	1,411	746,475
Encompass Health Corp.	8,923	582,315
HealthEquity, Inc. (b)	7,478	330,827
LHC Group, Inc. (b)	2,795	383,558
Molina Healthcare, Inc. (b)	5,238	1,666,103
Option Care Health, Inc. (b)	12,404	352,770
Patterson Cos., Inc.	7,732	226,934
Progyny, Inc. (b)	6,173	310,810
R1 RCM, Inc. (b)	11,904	303,433
Tenet Healthcare Corp. (b)	9,600	784,224
		6,645,111
Life Sciences Tools & Services (1.5%)
Bruker Corp.	9,080	761,903
Medpace Holdings, Inc. (b)	2,646	575,876
Repligen Corp. (b)	4,585	1,214,291
Syneos Health, Inc. (b)	9,306	955,540
		3,507,610
Pharmaceuticals (0.5%)
Jazz Pharmaceuticals PLC (b) (c)	5,523	703,630
Perrigo Co. PLC (c)	11,891	462,560
		1,166,190
Industrials (18.0%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc. (b)	5,924	930,068
Curtiss-Wright Corp.	3,515	487,425
Hexcel Corp. (b)	7,419	384,304
Mercury Systems, Inc. (b)	5,008	275,741
		2,077,538
Air Freight & Logistics (0.3%)
GXO Logistics, Inc. (b)	8,840	802,937
Airlines (0.2%)
JetBlue Airways Corp. (b)	28,421	404,715
Building Products (2.7%)
Builders FirstSource, Inc. (b)	17,152	1,470,098
Carlisle Cos., Inc.	4,675	1,159,961
Lennox International, Inc.	3,060	992,542
Owens Corning	9,000	814,500
Simpson Manufacturing Co., Inc.	3,891	541,121
Trex Co., Inc. (b)	10,344	1,396,750
		6,374,972
Commercial Services & Supplies (1.5%)
Brink's Co.	4,365	286,213
Clean Harbors, Inc. (b)	4,488	447,768
IAA, Inc. (b)	11,988	606,833
MillerKnoll, Inc.	6,786	265,943

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
MSA Safety, Inc.	3,268	$493,337
Stericycle, Inc. (b)	8,137	485,291
Tetra Tech, Inc.	4,849	823,360
		3,408,745
Construction & Engineering (1.3%)
AECOM (b)	12,919	999,285
Dycom Industries, Inc. (b)	2,667	250,058
EMCOR Group, Inc.	4,820	614,020
Fluor Corp. (b)	12,582	311,656
MasTec, Inc. (b)	5,090	469,705
Valmont Industries, Inc.	1,944	486,972
		3,131,696
Electrical Equipment (1.9%)
Acuity Brands, Inc.	3,182	673,693
EnerSys	3,707	293,075
Hubbell, Inc.	4,877	1,015,733
nVent Electric PLC (c)	14,976	569,088
Regal Rexnord Corp.	6,084	1,035,375
Sunrun, Inc. (b)	18,468	633,452
Vicor Corp. (b)	1,921	243,929
		4,464,345
Machinery (4.8%)
AGCO Corp.	5,544	643,215
Colfax Corp. (b)	12,061	554,444
Crane Co.	4,462	453,919
Donaldson Co., Inc.	11,070	656,008
Flowserve Corp.	11,582	354,409
Graco, Inc.	15,222	1,227,198
ITT, Inc.	7,621	778,790
Kennametal, Inc.	7,398	265,662
Lincoln Electric Holdings, Inc.	5,326	742,817
Middleby Corp. (b)	4,989	981,636
Nordson Corp.	4,848	1,237,549
Oshkosh Corp.	6,155	693,730
Terex Corp.	6,159	270,688
Timken Co.	6,184	428,490
Toro Co.	9,501	949,245
Trinity Industries, Inc.	7,325	221,215
Woodward, Inc.	5,604	613,414
		11,072,429
Marine (0.1%)
Kirby Corp. (b)	5,390	320,274
Professional Services (1.5%)
ASGN, Inc. (b)	4,644	573,070
CACI International, Inc. – Class A (b)	2,165	582,840
FTI Consulting, Inc. (b)	3,131	480,358
Insperity, Inc.	3,181	375,708
KBR, Inc.	12,525	596,440
ManpowerGroup, Inc.	4,863	473,316
Science Applications International Corp.	5,097	426,058
		3,507,790
	Shares	Value(a)
Road & Rail (1.9%)
Avis Budget Group, Inc. (b)	3,590	$744,458
Knight-Swift Transportation Holdings, Inc.	14,785	900,998
Landstar System, Inc.	3,427	613,502
Ryder System, Inc.	4,808	396,323
Saia, Inc. (b)	2,362	796,065
Werner Enterprises, Inc.	5,444	259,461
XPO Logistics, Inc. (b)	8,840	684,481
		4,395,288
Trading Companies & Distributors (0.9%)
GATX Corp.	3,199	333,304
MSC Industrial Direct Co., Inc. – Class A	4,214	354,229
Univar Solutions, Inc. (b)	15,227	431,685
Watsco, Inc.	2,957	925,186
		2,044,404
Information Technology (13.9%)
Communications Equipment (0.9%)
Ciena Corp. (b)	13,879	1,068,267
Lumentum Holdings, Inc. (b)	6,476	684,966
Viasat, Inc. (b)	6,576	292,895
		2,046,128
Computers & Peripherals (0.3%)
NCR Corp. (b)	11,784	473,717
Xerox Holdings Corp.	12,225	276,774
		750,491
Electronic Equipment, Instruments & Components (3.1%)
Arrow Electronics, Inc. (b)	6,236	837,308
Avnet, Inc.	8,823	363,772
Belden, Inc.	4,023	264,432
Cognex Corp.	15,847	1,232,263
Coherent, Inc. (b)	2,255	601,047
II-VI, Inc. (b)	9,506	649,545
Jabil, Inc.	12,838	903,153
Littelfuse, Inc.	2,250	708,030
National Instruments Corp.	11,812	515,830
TD SYNNEX Corp.	3,701	423,246
Vishay Intertechnology, Inc.	11,801	258,088
Vontier Corp.	15,049	462,456
		7,219,170
Interactive Media & Services (0.1%)
Yelp, Inc. (b)	6,101	221,100
IT Services (1.8%)
Alliance Data Systems Corp.	4,462	297,035
Concentrix Corp.	3,901	696,797
Genpact Ltd. (c)	15,489	822,156
Kyndryl Holdings, Inc. (b)	15,970	289,057
LiveRamp Holdings, Inc. (b)	6,091	292,064
Maximus, Inc.	5,512	439,141
Sabre Corp. (b)	28,936	248,560
The Western Union Co.	36,006	642,347
WEX, Inc. (b)	3,982	559,033
		4,286,190

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Semiconductors & Semiconductor Equipment (4.1%)
Amkor Technology, Inc.	8,884	$220,234
Azenta, Inc.	6,663	687,022
Cirrus Logic, Inc. (b)	5,065	466,081
CMC Materials, Inc.	2,588	496,094
First Solar, Inc. (b)	8,867	772,848
Lattice Semiconductor Corp. (b)	12,231	942,521
MKS Instruments, Inc.	4,973	866,147
Power Integrations, Inc.	5,404	501,978
Semtech Corp. (b)	5,722	508,858
Silicon Laboratories, Inc. (b)	3,633	749,924
SiTime Corp. (b)	1,410	412,481
SunPower Corp. (b)	7,350	153,395
Synaptics, Inc. (b)	3,518	1,018,496
Universal Display Corp.	3,943	650,713
Wolfspeed, Inc. (b)	10,355	1,157,378
		9,604,170
Software (3.6%)
ACI Worldwide, Inc. (b)	10,436	362,129
Aspen Technology, Inc. (b)	5,990	911,678
Blackbaud, Inc. (b)	3,670	289,857
CDK Global, Inc.	10,598	442,360
Cerence, Inc. (b)	3,390	259,810
CommVault Systems, Inc. (b)	4,013	276,576
Digital Turbine, Inc. (b)	7,842	478,284
Envestnet, Inc. (b)	4,889	387,893
Fair Isaac Corp. (b)	2,445	1,060,323
Manhattan Associates, Inc. (b)	5,686	884,116
Mimecast Ltd. (b) (c)	5,482	436,203
Paylocity Holding Corp. (b)	3,555	839,549
Qualys, Inc. (b)	2,977	408,504
Sailpoint Technologies Holdings, Inc. (b)	8,335	402,914
Teradata Corp. (b)	9,684	411,279
Ziff Davis, Inc. (b)	4,323	479,248
		8,330,723
Leisure and Consumer Staples (1.1%)
Food & Staples Retailing (0.6%)
BJ's Wholesale Club Holdings, Inc. (b)	12,198	816,900
Performance Food Group Co. (b)	13,782	632,456
		1,449,356
Food Products (0.5%)
Darling Ingredients, Inc. (b)	14,434	1,000,132
Pilgrim's Pride Corp. (b)	4,317	121,739
		1,121,871
Materials (6.2%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	5,021	540,561
Avient Corp.	8,187	458,063
Cabot Corp.	5,065	284,653
Chemours Co.	14,595	489,808
Ingevity Corp. (b)	3,444	246,935
	Shares	Value(a)
Minerals Technologies, Inc.	2,913	$213,086
NewMarket Corp.	628	215,228
Olin Corp.	12,847	738,959
RPM International, Inc.	11,638	1,175,438
Scotts Miracle-Gro Co.	3,637	585,557
Sensient Technologies Corp.	3,780	378,227
Valvoline, Inc.	16,111	600,779
		5,927,294
Construction Materials (0.3%)
Eagle Materials, Inc.	3,643	606,414
Containers & Packaging (0.7%)
AptarGroup, Inc.	5,915	724,469
Greif, Inc. – Class A	2,324	140,300
Silgan Holdings, Inc.	7,425	318,087
Sonoco Products Co.	8,718	504,685
		1,687,541
Metals & Mining (2.4%)
Alcoa Corp.	16,758	998,442
Cleveland-Cliffs, Inc. (b)	40,683	885,669
Commercial Metals Co.	10,714	388,811
Compass Minerals International, Inc.	2,996	153,036
Reliance Steel & Aluminum Co.	5,593	907,296
Royal Gold, Inc.	5,883	618,950
Steel Dynamics, Inc.	16,885	1,048,052
United States Steel Corp.	24,125	574,416
Worthington Industries, Inc.	2,869	156,820
		5,731,492
Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.	7,881	617,476
Real Estate (9.8%)
Diversified REITs (0.5%)
PS Business Parks, Inc.	1,777	327,270
STORE Capital Corp.	21,929	754,358
		1,081,628
Health Care REITs (0.9%)
Healthcare Realty Trust, Inc.	13,214	418,091
Medical Properties Trust, Inc.	53,323	1,260,022
Physicians Realty Trust	19,730	371,516
		2,049,629
Hotels & Resort REITs (0.2%)
Park Hotels & Resorts, Inc. (b)	21,109	398,538
Industrial REITs (1.2%)
EastGroup Properties, Inc.	3,678	838,032
First Industrial Realty Trust, Inc.	11,680	773,216
Rexford Industrial Realty, Inc.	13,568	1,100,501
		2,711,749

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Office REITs (1.5%)
Corporate Office Properties Trust	9,974	$278,973
Cousins Properties, Inc.	13,234	533,065
Douglas Emmett, Inc.	15,636	523,806
Highwoods Properties, Inc.	9,345	416,694
Hudson Pacific Properties, Inc.	13,574	335,414
JBG SMITH Properties	10,224	293,531
Kilroy Realty Corp.	9,399	624,657
SL Green Realty Corp.	5,922	424,607
		3,430,747
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc. (b)	4,547	1,224,689
Residential REITs (1.3%)
American Campus Communities, Inc.	12,375	708,964
Apartment Income REIT Corp.	13,976	764,067
Camden Property Trust	9,154	1,635,637
		3,108,668
Retail REITs (1.2%)
Brixmor Property Group, Inc.	26,533	674,204
Kite Realty Group Trust	19,616	427,237
Macerich Co.	19,003	328,372
National Retail Properties, Inc.	15,648	752,199
Spirit Realty Capital, Inc.	11,044	532,210
Urban Edge Properties	9,774	185,706
		2,899,928
Specialized REITs (2.5%)
CyrusOne, Inc.	11,367	1,019,847
EPR Properties	6,608	313,814
Lamar Advertising Co. – Class A	7,781	943,835
Life Storage, Inc.	7,346	1,125,260
National Storage Affiliates Trust	7,314	506,129
Omega Healthcare Investors, Inc.	21,322	630,918
Pebblebrook Hotel Trust	11,682	261,326
PotlatchDeltic Corp.	6,012	362,043
Rayonier, Inc.	12,821	517,456
Sabra Health Care REIT, Inc.	20,481	277,313
		5,957,941
Utilities (3.2%)
Electric Utilities (1.0%)
ALLETE, Inc.	4,626	306,935
Hawaiian Electric Industries, Inc.	9,703	402,675
IDACORP, Inc.	4,530	513,294
OGE Energy Corp.	17,852	685,160
PNM Resources, Inc.	7,597	346,499
		2,254,563
	Shares/ Principal	Value(a)
Gas Utilities (1.2%)
National Fuel Gas Co.	8,177	$522,837
New Jersey Resources Corp.	8,548	350,981
ONE Gas, Inc.	4,793	371,889
Southwest Gas Holdings, Inc.	5,408	378,831
Spire, Inc.	4,593	299,556
UGI Corp.	18,652	856,313
		2,780,407
Multi-Utilities (0.5%)
Black Hills Corp.	5,648	398,579
MDU Resources Group, Inc.	18,154	559,869
NorthWestern Corp.	4,716	269,567
		1,228,015
Water Utilities (0.5%)
Essential Utilities, Inc.	20,599	1,105,960
Total common stocks (cost: $138,843,897)		220,748,551
Long-Term Debt Securities (0.4%)
Government Obligation (0.4%)
U.S. Treasury (0.4%)
U.S. Treasury Note, 1.750%, 05/15/22 (d)	$1,000,000	1,005,781
Total long-term debt securities (cost: $1,006,216)		1,005,781
Short-Term Securities (4.9%)
Investment Companies (4.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	11,401,598	11,401,598
Total short-term securities (cost: $11,401,598)		11,401,598
Total investments in securities (cost: $151,251,711) (e)		233,155,930
Liabilities in excess of cash and other assets (0.0%)		(1,256)
Total net assets (100.0%)		$233,154,674

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.0% of net assets in foreign securities at December 31, 2021.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2021, the cost of investments for federal income tax purposes was $151,705,345. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$87,068,120
Gross unrealized depreciation	(5,415,065)
Net unrealized appreciation	$81,653,055

Holdings of Open Futures Contracts

On December 31, 2021, securities with an aggregate market value of $1,005,781 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Index Future	March 2022	43	Long	$11,999,640	$12,202,110	$202,470

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.8%)
Communication Services (1.3%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	212,661	$5,231,461
Lumen Technologies, Inc.	27,442	344,397
Verizon Communications, Inc.	123,295	6,406,408
		11,982,266
Interactive Media & Services (0.1%)
Match Group, Inc. (b)	8,430	1,114,867
Media (0.1%)
Fox Corp. – Class A	9,505	350,734
Fox Corp. – Class B	4,351	149,109
ViacomCBS, Inc. – Class B	17,993	543,029
		1,042,872
Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc. (b)	17,421	2,020,488
Consumer Discretionary (14.4%)
Auto Components (0.1%)
Aptiv PLC (b) (c)	8,034	1,325,209
BorgWarner, Inc.	7,088	319,456
		1,644,665
Automobiles (2.5%)
Ford Motor Co.	116,899	2,427,992
General Motors Co. (b)	43,236	2,534,926
Tesla, Inc. (b)	24,225	25,600,496
		30,563,414
Distributors (0.1%)
Genuine Parts Co.	4,210	590,242
LKQ Corp.	7,915	475,137
Pool Corp.	1,170	662,220
		1,727,599
Entertainment (0.7%)
Walt Disney Co. (b)	54,114	8,381,718
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc. (b)	8,265	1,289,257
Hotels, Restaurants & Leisure (1.7%)
Booking Holdings, Inc. (b)	1,224	2,936,658
Caesars Entertainment, Inc. (b)	6,306	589,800
Carnival Corp. (b) (c)	23,957	482,015
Chipotle Mexican Grill, Inc. (b)	849	1,484,264
Darden Restaurants, Inc.	3,838	578,156
Domino's Pizza, Inc.	1,070	603,833
Las Vegas Sands Corp. (b)	10,211	384,342
Marriott International, Inc. – Class A (b)	8,111	1,340,262
McDonald's Corp.	22,281	5,972,868
MGM Resorts International	11,591	520,204
Norwegian Cruise Line Holdings Ltd. (b) (c)	10,990	227,933
	Shares	Value(a)
Penn National Gaming, Inc. (b)	4,890	$253,546
Royal Caribbean Cruises Ltd. (b) (c)	6,627	509,616
Starbucks Corp.	35,140	4,110,326
Wynn Resorts Ltd. (b)	3,125	265,750
Yum! Brands, Inc.	8,674	1,204,472
		21,464,045
Household Durables (0.4%)
DR Horton, Inc.	9,681	1,049,905
Garmin Ltd. (c)	4,456	606,774
Lennar Corp. – Class A	8,070	937,411
Mohawk Industries, Inc. (b)	1,613	293,856
Newell Brands, Inc.	11,223	245,110
NVR, Inc. (b)	109	644,067
PulteGroup, Inc.	7,539	430,929
Whirlpool Corp.	1,835	430,601
		4,638,653
Internet & Catalog Retail (4.3%)
Amazon.com, Inc. (b)	12,995	43,329,748
Etsy, Inc. (b)	3,721	814,676
Expedia Group, Inc. (b)	4,293	775,831
Netflix, Inc. (b)	13,246	7,979,920
		52,900,175
Leisure Equipment & Products (0.0%)
Hasbro, Inc.	3,835	390,326
Media (0.9%)
Charter Communications, Inc. – Class A (b)	3,684	2,401,857
Comcast Corp. – Class A	135,782	6,833,908
Discovery, Inc. – Class A (b)	5,018	118,124
Discovery, Inc. – Class C (b)	9,018	206,512
DISH Network Corp. – Class A (b)	7,345	238,272
Interpublic Group of Cos., Inc.	11,691	437,828
Live Nation Entertainment, Inc. (b)	4,022	481,393
News Corp. – Class A	11,619	259,220
News Corp. – Class B	3,593	80,843
Omnicom Group, Inc.	6,256	458,377
		11,516,334
Multiline Retail (0.5%)
Dollar General Corp.	6,969	1,643,499
Dollar Tree, Inc. (b)	6,697	941,063
Target Corp.	14,534	3,363,749
		5,948,311
Specialty Retail (2.4%)
Advance Auto Parts, Inc.	1,898	455,292
AutoZone, Inc. (b)	626	1,312,340
Bath & Body Works, Inc.	7,845	547,503
Best Buy Co., Inc.	6,565	667,004
CarMax, Inc. (b)	4,756	619,374
Gap, Inc.	6,360	112,254
Home Depot, Inc.	31,429	13,043,349

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Lowe's Cos., Inc.	20,621	$5,330,116
O'Reilly Automotive, Inc. (b)	2,041	1,441,416
Ross Stores, Inc.	10,555	1,206,225
TJX Cos., Inc.	35,734	2,712,925
Tractor Supply Co.	3,409	813,387
Ulta Beauty, Inc. (b)	1,578	650,673
		28,911,858
Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc. – Class B	37,961	6,326,960
PVH Corp.	2,092	223,112
Ralph Lauren Corp.	1,433	170,326
Tapestry, Inc.	8,172	331,783
Under Armour, Inc. – Class A (b)	5,524	117,054
Under Armour, Inc. – Class C (b)	6,404	115,528
VF Corp.	9,708	710,820
		7,995,583
Consumer Staples (6.1%)
Beverages (1.4%)
Brown-Forman Corp. – Class B	5,418	394,755
Coca-Cola Co.	115,770	6,854,742
Constellation Brands, Inc. – Class A	4,892	1,227,745
Molson Coors Beverage Co. – Class B	5,514	255,574
Monster Beverage Corp. (b)	11,188	1,074,496
PepsiCo, Inc.	41,175	7,152,509
		16,959,821
Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	13,131	7,454,468
CVS Health Corp.	39,311	4,055,323
Kroger Co.	20,096	909,545
Sysco Corp.	15,194	1,193,489
Walgreens Boots Alliance, Inc.	21,324	1,112,260
Walmart, Inc.	42,346	6,127,043
		20,852,128
Food Products (0.8%)
Archer-Daniels-Midland Co.	16,614	1,122,940
Campbell Soup Co.	5,989	260,282
Conagra Brands, Inc.	14,266	487,184
General Mills, Inc.	18,007	1,213,312
Hershey Co.	4,265	825,150
Hormel Foods Corp.	8,364	408,247
Kellogg Co.	7,547	486,178
Kraft Heinz Co.	21,086	756,987
Lamb Weston Holdings, Inc.	4,297	272,344
McCormick & Co., Inc.	7,391	714,044
Mondelez International, Inc. – Class A	41,517	2,752,992
The JM Smucker Co.	3,141	426,611
Tyson Foods, Inc. – Class A	8,687	757,159
		10,483,430
	Shares	Value(a)
Household Products (1.4%)
Church & Dwight Co., Inc.	7,173	$735,233
Clorox Co.	3,620	631,183
Colgate-Palmolive Co.	25,053	2,138,023
Kimberly-Clark Corp.	10,002	1,429,486
Procter & Gamble Co.	71,999	11,777,596
		16,711,521
Personal Care (0.2%)
Estee Lauder Cos., Inc. – Class A	6,931	2,565,856
Tobacco (0.6%)
Altria Group, Inc.	54,672	2,590,906
Philip Morris International, Inc.	46,291	4,397,645
		6,988,551
Energy (2.5%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	26,029	626,258
Halliburton Co.	26,656	609,623
Schlumberger NV (c)	41,770	1,251,011
		2,486,892
Oil, Gas & Consumable Fuels (2.3%)
APA Corp.	10,818	290,896
Chevron Corp.	57,340	6,728,849
ConocoPhillips	39,278	2,835,086
Coterra Energy, Inc.	24,130	458,470
Devon Energy Corp.	18,700	823,735
Diamondback Energy, Inc.	5,008	540,113
EOG Resources, Inc.	17,341	1,540,401
Exxon Mobil Corp.	126,077	7,714,652
Hess Corp.	8,131	601,938
Kinder Morgan, Inc.	58,071	921,006
Marathon Oil Corp.	23,185	380,698
Marathon Petroleum Corp.	18,332	1,173,065
Occidental Petroleum Corp.	26,347	763,799
Phillips 66	13,009	942,632
Pioneer Natural Resources Co.	6,710	1,220,415
Valero Energy Corp.	12,142	911,985
Williams Cos., Inc.	36,086	939,679
		28,787,419
Financial (10.5%)
Capital Markets (2.9%)
Ameriprise Financial, Inc.	3,314	999,701
Bank of New York Mellon Corp.	22,625	1,314,060
BlackRock, Inc.	4,311	3,946,979
Cboe Global Markets, Inc.	3,154	411,282
Charles Schwab Corp.	44,771	3,765,241
CME Group, Inc.	10,647	2,432,414
Factset Research Systems, Inc.	1,121	544,817
Franklin Resources, Inc.	8,352	279,708
Goldman Sachs Group, Inc.	10,113	3,868,728
Intercontinental Exchange, Inc.	16,726	2,287,615
Invesco Ltd. (c)	10,141	233,446

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
MarketAxess Holdings, Inc.	1,169	$480,775
Moody's Corp.	4,807	1,877,518
Morgan Stanley	42,750	4,196,340
MSCI, Inc.	2,447	1,499,252
Nasdaq, Inc.	3,475	729,785
Northern Trust Corp.	6,152	735,841
Raymond James Financial, Inc.	5,481	550,292
S&P Global, Inc.	7,234	3,413,942
State Street Corp.	10,859	1,009,887
T Rowe Price Group, Inc.	6,641	1,305,886
		35,883,509
Commercial Banks (3.9%)
Bank of America Corp.	214,477	9,542,082
Citigroup, Inc.	59,092	3,568,566
Citizens Financial Group, Inc.	12,655	597,949
Comerica, Inc.	3,819	332,253
Fifth Third Bancorp	20,362	886,765
First Republic Bank	5,355	1,105,861
Huntington Bancshares, Inc.	43,076	664,232
JPMorgan Chase & Co.	88,008	13,936,067
KeyCorp	27,727	641,326
M&T Bank Corp.	3,748	575,618
People's United Financial, Inc.	12,711	226,510
PNC Financial Services Group, Inc.	12,523	2,511,112
Regions Financial Corp.	28,351	618,052
Signature Bank	1,806	584,187
SVB Financial Group (b)	1,777	1,205,232
Truist Financial Corp.	39,753	2,327,538
US Bancorp	40,184	2,257,135
Wells Fargo & Co.	118,741	5,697,193
Zions Bancorp NA	4,659	294,262
		47,571,940
Consumer Finance (0.6%)
American Express Co.	18,683	3,056,539
Capital One Financial Corp.	12,675	1,839,015
Discover Financial Services	8,727	1,008,492
Synchrony Financial	16,297	756,018
		6,660,064
Insurance (3.1%)
Aflac, Inc.	18,124	1,058,260
Allstate Corp.	8,537	1,004,378
American International Group, Inc.	24,726	1,405,920
Aon PLC (c)	6,561	1,971,974
Arthur J Gallagher & Co.	6,145	1,042,622
Assurant, Inc.	1,655	257,948
Berkshire Hathaway, Inc. – Class B (b)	54,539	16,307,161
Brown & Brown, Inc.	6,915	485,986
Chubb Ltd. (c)	12,827	2,479,587
Cincinnati Financial Corp.	4,406	501,976
Everest Re Group Ltd. (c)	1,152	315,556
Globe Life, Inc.	2,674	250,607
Hartford Financial Services Group, Inc.	10,135	699,721
Lincoln National Corp.	5,058	345,259
	Shares	Value(a)
Loews Corp.	5,900	$340,784
Marsh & McLennan Cos., Inc.	14,947	2,598,088
MetLife, Inc.	21,292	1,330,537
Principal Financial Group, Inc.	7,292	527,430
Progressive Corp.	17,380	1,784,057
Prudential Financial, Inc.	11,256	1,218,350
Travelers Cos., Inc.	7,288	1,140,062
Willis Towers Watson PLC (c)	3,709	880,851
WR Berkley Corp.	4,066	334,998
		38,282,112
Health Care (12.7%)
Biotechnology (1.7%)
AbbVie, Inc.	52,648	7,128,539
Amgen, Inc.	16,766	3,771,847
Biogen, Inc. (b)	4,345	1,042,453
Gilead Sciences, Inc.	37,356	2,712,419
Incyte Corp. (b)	5,591	410,379
Moderna, Inc. (b)	10,531	2,674,663
Regeneron Pharmaceuticals, Inc. (b)	3,211	2,027,811
Vertex Pharmaceuticals, Inc. (b)	7,527	1,652,929
		21,421,040
Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	52,656	7,410,805
ABIOMED, Inc. (b)	1,325	475,900
Align Technology, Inc. (b)	2,232	1,466,826
Baxter International, Inc.	14,848	1,274,552
Becton Dickinson and Co.	8,520	2,142,610
Boston Scientific Corp. (b)	42,436	1,802,681
Cooper Cos., Inc.	1,466	614,166
Danaher Corp.	18,972	6,241,978
Dentsply Sirona, Inc.	6,479	361,463
Dexcom, Inc. (b)	2,886	1,549,638
Edwards Lifesciences Corp. (b)	18,514	2,398,489
Hologic, Inc. (b)	7,508	574,812
IDEXX Laboratories, Inc. (b)	2,588	1,704,095
Intuitive Surgical, Inc. (b)	10,668	3,833,012
Medtronic PLC (c)	40,078	4,146,069
ResMed, Inc.	4,306	1,121,627
STERIS PLC (c)	2,975	724,145
Stryker Corp.	9,968	2,665,643
Teleflex, Inc.	1,354	444,762
West Pharmaceutical Services, Inc.	2,230	1,045,892
Zimmer Biomet Holdings, Inc.	6,138	779,772
		42,778,937
Health Care Providers & Services (2.4%)
AmerisourceBergen Corp.	4,412	586,311
Anthem, Inc.	7,218	3,345,832
Cardinal Health, Inc.	8,391	432,052
Centene Corp. (b)	17,317	1,426,921
Cigna Corp.	9,870	2,266,448
DaVita, Inc. (b)	1,898	215,916
HCA Healthcare, Inc.	7,132	1,832,353

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Henry Schein, Inc. (b)	4,083	$316,555
Humana, Inc.	3,830	1,776,584
Laboratory Corp. of America Holdings (b)	2,884	906,182
McKesson Corp.	4,542	1,129,005
Quest Diagnostics, Inc.	3,567	617,127
UnitedHealth Group, Inc.	28,107	14,113,649
Universal Health Services, Inc. – Class B	2,130	276,176
		29,241,111
Health Care Technology (0.1%)
Cerner Corp.	8,672	805,369
Life Sciences Tools & Services (1.4%)
Agilent Technologies, Inc.	8,991	1,435,413
Bio-Rad Laboratories, Inc. – Class A (b)	692	522,854
Bio-Techne Corp.	1,170	605,288
Charles River Laboratories International, Inc. (b)	1,510	568,938
Illumina, Inc. (b)	4,655	1,770,948
IQVIA Holdings, Inc. (b)	5,633	1,589,295
Mettler-Toledo International, Inc. (b)	707	1,199,927
PerkinElmer, Inc.	3,758	755,584
Thermo Fisher Scientific, Inc.	11,786	7,864,091
Waters Corp. (b)	1,844	687,074
		16,999,412
Pharmaceuticals (3.6%)
Bristol-Myers Squibb Co.	66,101	4,121,397
Catalent, Inc. (b)	5,021	642,839
Eli Lilly & Co.	23,682	6,541,442
Johnson & Johnson	78,399	13,411,717
Merck & Co., Inc.	75,186	5,762,255
Organon & Co.	7,515	228,832
Pfizer, Inc.	167,153	9,870,385
Viatris, Inc.	35,918	485,970
Zoetis, Inc.	14,077	3,435,210
		44,500,047
Industrials (7.6%)
Aerospace & Defense (1.3%)
Boeing Co. (b)	16,365	3,294,602
General Dynamics Corp.	6,847	1,427,394
Howmet Aerospace, Inc.	11,365	361,748
Huntington Ingalls Industries, Inc.	1,189	222,034
L3Harris Technologies, Inc.	5,831	1,243,402
Lockheed Martin Corp.	7,316	2,600,180
Northrop Grumman Corp.	4,443	1,719,752
Raytheon Technologies Corp.	44,574	3,836,038
Teledyne Technologies, Inc. (b)	1,368	597,666
TransDigm Group, Inc. (b)	1,569	998,323
		16,301,139
	Shares	Value(a)
Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	3,850	$414,375
Expeditors International of Washington, Inc.	5,039	676,687
FedEx Corp.	7,305	1,889,365
United Parcel Service, Inc. – Class B	21,731	4,657,823
		7,638,250
Airlines (0.2%)
Alaska Air Group, Inc. (b)	3,643	189,800
American Airlines Group, Inc. (b)	19,230	345,371
Delta Air Lines, Inc. (b)	19,006	742,754
Southwest Airlines Co. (b)	17,572	752,785
United Airlines Holdings, Inc. (b)	9,611	420,770
		2,451,480
Building Products (0.5%)
Allegion PLC (c)	2,638	349,377
AO Smith Corp.	3,950	339,107
Carrier Global Corp.	25,772	1,397,873
Fortune Brands Home & Security, Inc.	3,997	427,279
Johnson Controls International PLC (c)	21,054	1,711,901
Masco Corp.	7,218	506,848
Trane Technologies PLC (c)	7,032	1,420,675
		6,153,060
Commercial Services & Supplies (0.4%)
Cintas Corp.	2,590	1,147,810
Copart, Inc. (b)	6,290	953,690
Republic Services, Inc.	6,216	866,821
Rollins, Inc.	6,694	229,002
Waste Management, Inc.	11,406	1,903,661
		5,100,984
Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	3,807	530,049
Quanta Services, Inc.	4,243	486,502
		1,016,551
Electrical Equipment (0.5%)
AMETEK, Inc.	6,830	1,004,283
Eaton Corp. PLC (c)	11,839	2,046,016
Emerson Electric Co.	17,755	1,650,682
Generac Holdings, Inc. (b)	1,917	674,631
Rockwell Automation, Inc.	3,413	1,190,625
		6,566,237
Industrial Conglomerates (1.0%)
3M Co.	17,086	3,034,986
General Electric Co.	32,702	3,089,358
Honeywell International, Inc.	20,506	4,275,706
Roper Technologies, Inc.	3,162	1,555,261
Textron, Inc.	6,519	503,267
		12,458,578

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Machinery (1.5%)
Caterpillar, Inc.	16,109	$3,330,375
Cummins, Inc.	4,210	918,369
Deere & Co.	8,420	2,887,134
Dover Corp.	4,280	777,248
Fortive Corp.	10,644	812,031
IDEX Corp.	2,249	531,484
Illinois Tool Works, Inc.	8,487	2,094,592
Ingersoll Rand, Inc.	12,138	750,978
Otis Worldwide Corp.	12,576	1,094,992
PACCAR, Inc.	10,279	907,224
Parker-Hannifin Corp.	3,805	1,210,447
Pentair PLC (c)	4,849	354,122
Snap-On, Inc.	1,555	334,916
Stanley Black & Decker, Inc.	4,782	901,981
Westinghouse Air Brake Technologies Corp.	5,473	504,118
Xylem, Inc.	5,351	641,692
		18,051,703
Professional Services (0.4%)
Equifax, Inc.	3,663	1,072,490
IHS Markit Ltd. (c)	11,839	1,573,640
Nielsen Holdings PLC (c)	10,610	217,611
Robert Half International, Inc.	3,252	362,663
United Rentals, Inc. (b)	2,193	728,712
Verisk Analytics, Inc.	4,756	1,087,840
		5,042,956
Road & Rail (0.9%)
CSX Corp.	66,052	2,483,555
JB Hunt Transport Services, Inc.	2,471	505,073
Norfolk Southern Corp.	7,213	2,147,382
Old Dominion Freight Line, Inc.	2,750	985,545
Union Pacific Corp.	19,145	4,823,200
		10,944,755
Trading Companies & Distributors (0.2%)
Fastenal Co.	17,070	1,093,504
WW Grainger, Inc.	1,286	666,457
		1,759,961
Information Technology (35.0%)
Communications Equipment (0.9%)
Arista Networks, Inc. (b)	6,653	956,369
Cisco Systems, Inc.	125,602	7,959,399
F5, Inc. (b)	1,821	445,617
Juniper Networks, Inc.	9,657	344,851
Motorola Solutions, Inc.	5,045	1,370,727
		11,076,963
Computers & Peripherals (6.9%)
Apple, Inc. (d)	464,158	82,420,536
NetApp, Inc.	6,587	605,938
Seagate Technology Holdings PLC (c)	6,085	687,483
Western Digital Corp. (b)	9,280	605,149
		84,319,106
	Shares	Value(a)
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. – Class A	17,767	$1,553,902
CDW Corp.	4,027	824,649
Corning, Inc.	22,829	849,924
IPG Photonics Corp. (b)	998	171,796
Keysight Technologies, Inc. (b)	5,462	1,127,957
TE Connectivity Ltd. (c)	9,642	1,555,640
Trimble, Inc. (b)	7,453	649,827
		6,733,695
Interactive Media & Services (6.2%)
Akamai Technologies, Inc. (b)	4,823	564,484
Alphabet, Inc. – Class A (b)	8,961	25,960,375
Alphabet, Inc. – Class C (b)	8,327	24,094,924
eBay, Inc.	18,642	1,239,693
Meta Platforms, Inc. – Class A (b)	70,469	23,702,248
Twitter, Inc. (b)	23,812	1,029,155
		76,590,879
IT Services (4.4%)
Accenture PLC – Class A (c)	18,835	7,808,049
Automatic Data Processing, Inc.	12,566	3,098,524
Broadridge Financial Solutions, Inc.	3,441	629,084
Cognizant Technology Solutions Corp. – Class A	15,611	1,385,008
DXC Technology Co. (b)	7,461	240,170
EPAM Systems, Inc. (b)	1,689	1,129,012
Fidelity National Information Services, Inc.	18,134	1,979,326
Fiserv, Inc. (b)	17,601	1,826,808
FleetCor Technologies, Inc. (b)	2,394	535,873
Gartner, Inc. (b)	2,411	806,046
Global Payments, Inc.	8,603	1,162,954
International Business Machines Corp.	26,622	3,558,296
Jack Henry & Associates, Inc.	2,188	365,374
Leidos Holdings, Inc.	4,149	368,846
Mastercard, Inc. – Class A	25,875	9,297,405
Paychex, Inc.	9,487	1,294,975
PayPal Holdings, Inc. (b)	34,900	6,581,442
VeriSign, Inc. (b)	2,888	733,032
Visa, Inc. – Class A	49,941	10,822,714
		53,622,938
Office Electronics (0.1%)
Zebra Technologies Corp. – Class A (b)	1,610	958,272
Semiconductors & Semiconductor Equipment (6.2%)
Advanced Micro Devices, Inc. (b)	35,927	5,169,895
Analog Devices, Inc.	15,976	2,808,102
Applied Materials, Inc.	26,889	4,231,253
Broadcom, Inc.	12,286	8,175,227
Enphase Energy, Inc. (b)	4,018	735,053

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Intel Corp.	121,116	$6,237,474
KLA Corp.	4,485	1,929,043
Lam Research Corp.	4,258	3,062,141
Microchip Technology, Inc.	16,524	1,438,579
Micron Technology, Inc.	33,313	3,103,106
Monolithic Power Systems, Inc.	1,310	646,262
NVIDIA Corp.	74,451	21,896,784
NXP Semiconductors NV (c)	7,858	1,789,895
Qorvo, Inc. (b)	3,259	509,675
QUALCOMM, Inc.	33,354	6,099,446
Skyworks Solutions, Inc.	4,828	749,016
SolarEdge Technologies, Inc. (b)	1,564	438,812
Teradyne, Inc.	4,764	779,057
Texas Instruments, Inc.	27,421	5,168,036
Xilinx, Inc.	7,394	1,567,750
		76,534,606
Software (9.6%)
Activision Blizzard, Inc.	23,099	1,536,776
Adobe, Inc. (b)	14,150	8,023,899
ANSYS, Inc. (b)	2,627	1,053,742
Autodesk, Inc. (b)	6,504	1,828,860
Cadence Design Systems, Inc. (b)	8,206	1,529,188
Ceridian HCM Holding, Inc. (b)	4,056	423,690
Citrix Systems, Inc.	3,628	343,172
Electronic Arts, Inc.	8,341	1,100,178
Fortinet, Inc. (b)	4,039	1,451,617
Intuit, Inc.	8,502	5,468,656
Microsoft Corp.	223,590	75,197,789
NortonLifeLock, Inc.	17,265	448,545
Oracle Corp.	48,031	4,188,783
Paycom Software, Inc. (b)	1,440	597,874
PTC, Inc. (b)	3,100	375,565
Salesforce.com, Inc. (b)	29,155	7,409,160
ServiceNow, Inc. (b)	5,980	3,881,678
Synopsys, Inc. (b)	4,546	1,675,201
Take-Two Interactive Software, Inc. (b)	3,404	604,959
Tyler Technologies, Inc. (b)	1,286	691,804
		117,831,136
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	38,954	614,304
HP, Inc.	34,322	1,292,910
		1,907,214
Materials (2.5%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	6,544	1,991,077
Albemarle Corp.	3,492	816,325
Celanese Corp.	3,181	534,599
CF Industries Holdings, Inc.	6,325	447,684
Corteva, Inc.	21,706	1,026,260
Dow, Inc.	22,025	1,249,258
DuPont de Nemours, Inc.	15,429	1,246,355
	Shares	Value(a)
Eastman Chemical Co.	3,905	$472,154
Ecolab, Inc.	7,370	1,728,928
FMC Corp.	3,684	404,835
International Flavors & Fragrances, Inc.	7,579	1,141,776
Linde PLC (c)	15,238	5,278,900
LyondellBasell Industries NV – Class A (c)	7,732	713,122
Mosaic Co.	11,001	432,229
PPG Industries, Inc.	7,025	1,211,391
Sherwin-Williams Co.	7,226	2,544,708
		21,239,601
Commercial Services & Supplies (0.0%)
Avery Dennison Corp.	2,430	526,265
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,899	836,548
Vulcan Materials Co.	3,947	819,318
		1,655,866
Containers & Packaging (0.3%)
Amcor PLC (c)	45,658	548,353
Ball Corp.	9,599	924,096
International Paper Co.	11,508	540,646
Packaging Corp. of America	2,782	378,769
Sealed Air Corp.	4,394	296,463
WestRock Co.	7,951	352,706
		3,041,033
Metals & Mining (0.4%)
Freeport-McMoRan, Inc.	43,731	1,824,894
Newmont Corp.	23,735	1,472,045
Nucor Corp.	8,511	971,531
		4,268,470
Real Estate (2.7%)
Health Care REITs (0.2%)
Healthpeak Properties, Inc.	16,008	577,729
Ventas, Inc.	11,887	607,663
Welltower, Inc.	12,962	1,111,751
		2,297,143
Hotels & Resort REITs (0.0%)
Host Hotels & Resorts, Inc. (b)	21,206	368,772
Industrial REITs (0.4%)
Duke Realty Corp.	11,341	744,423
Prologis, Inc.	21,957	3,696,681
		4,441,104
Office REITs (0.1%)
Alexandria Real Estate Equities, Inc.	4,199	936,209
Boston Properties, Inc.	4,205	484,332
Vornado Realty Trust	4,677	195,779
		1,616,320

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (b)	9,933	$1,077,830
Residential REITs (0.3%)
AvalonBay Communities, Inc.	4,141	1,045,975
Equity Residential	10,121	915,951
Essex Property Trust, Inc.	1,910	672,759
Mid-America Apartment Communities, Inc.	3,433	787,668
UDR, Inc.	8,655	519,213
		3,941,566
Retail REITs (0.3%)
Federal Realty Investment Trust	2,047	279,047
Kimco Realty Corp.	18,357	452,500
Realty Income Corp.	16,848	1,206,148
Regency Centers Corp.	4,588	345,706
Simon Property Group, Inc.	9,717	1,552,485
		3,835,886
Specialized REITs (1.3%)
American Tower Corp.	13,518	3,954,015
Crown Castle International Corp.	12,837	2,679,595
Digital Realty Trust, Inc.	8,372	1,480,756
Equinix, Inc.	2,752	2,327,752
Extra Space Storage, Inc.	3,926	890,142
Iron Mountain, Inc.	8,595	449,776
Public Storage	4,530	1,696,757
SBA Communications Corp.	3,234	1,258,091
Weyerhaeuser Co.	22,270	917,078
		15,653,962
Utilities (2.5%)
Electric Utilities (1.5%)
Alliant Energy Corp.	7,419	456,046
American Electric Power Co., Inc.	14,998	1,334,372
Duke Energy Corp.	22,850	2,396,965
Edison International	11,265	768,836
Entergy Corp.	5,985	674,210
Evergy, Inc.	6,828	468,469
Eversource Energy	10,159	924,266
Exelon Corp.	29,043	1,677,524
FirstEnergy Corp.	16,163	672,219
NextEra Energy, Inc.	58,433	5,455,305
Pinnacle West Capital Corp.	3,275	231,182
PPL Corp.	22,356	672,021
Southern Co.	31,561	2,164,453
Xcel Energy, Inc.	15,992	1,082,659
		18,978,527
	Shares	Value(a)
Gas Utilities (0.1%)
Atmos Energy Corp.	3,873	$405,774
ONEOK, Inc.	13,236	777,748
		1,183,522
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	19,792	480,945
NRG Energy, Inc.	7,261	312,804
		793,749
Multi-Utilities (0.7%)
Ameren Corp.	7,587	675,319
CenterPoint Energy, Inc.	18,727	522,671
CMS Energy Corp.	8,627	561,186
Consolidated Edison, Inc.	10,496	895,519
Dominion Energy, Inc.	24,119	1,894,789
DTE Energy Co.	5,747	686,996
NiSource, Inc.	11,617	320,745
Public Service Enterprise Group, Inc.	15,016	1,002,018
Sempra Energy	9,509	1,257,850
WEC Energy Group, Inc.	9,318	904,498
		8,721,591
Water Utilities (0.1%)
American Water Works Co., Inc.	5,332	1,007,002
Total common stocks (cost: $338,877,662)		1,201,220,262
Short-Term Securities (2.2%)
Investment Companies (2.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	26,472,532	26,472,532
Total short-term securities (cost: $26,472,532)		26,472,532
Total investments in securities (cost: $365,350,194) (e)		1,227,692,794
Cash and other assets in excess of liabilities (0.0%)		263,045
Total net assets (100.0%)		$1,227,955,839

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.4% of net assets in foreign securities at December 31, 2021.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

(e)  At December 31, 2021 the cost of investments for federal income tax purposes was $368,423,002. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$868,357,898
Gross unrealized depreciation	(8,384,387)
Net unrealized appreciation	$859,973,511

Holdings of Open Futures Contracts

On December 31, 2021, securities with an aggregate market value of $24,859,800 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2022	107	Long	$24,754,256	$25,457,975	$703,719

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (96.9%)
Australia (6.3%)
Financial (2.0%)
Commonwealth Bank of Australia (USD) 0.449%, 07/07/25 (SOFRRATE + 0.400%) (c) (d)	1,860,000	$1,859,745
Government (4.3%)
Australia Government Bond (AUD) 5.750%, 07/15/22	2,370,000	1,774,251
New South Wales Treasury Corp. (AUD) 4.000%, 04/20/23	530,000	403,455
Queensland Treasury Corp. (AUD) 4.250%, 07/21/23 (c)	1,050,000	806,764
Western Australian Treasury Corp. (AUD) 6.000%, 10/16/23	1,110,000	883,225
		3,867,695
Brazil (2.5%)
Government (2.5%)
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/27	10,750,000	1,787,534
10.000%, 01/01/29	2,940,000	509,415
		2,296,949
Canada (9.3%)
Financial (5.2%)
Bank of Montreal (USD) 0.730%, 03/10/23 (SOFRRATE + 0.680%) (d)	1,600,000	1,607,797
Bank of Nova Scotia (USD) 0.600%, 09/15/23 (SOFRRATE + 0.550%) (d)	1,810,000	1,815,247
Canadian Imperial Bank of Commerce (USD) 0.850%, 03/17/23 (SOFRRATE + 0.800%) (d)	1,320,000	1,324,950
		4,747,994
Government (4.1%)
Province of Ontario Canada (CAD) 2.600%, 06/02/25	4,500,000	3,696,972
Colombia (3.2%)
Government (3.2%)
Colombian TES (COP) 6.000%, 04/28/28	7,900,000,000	1,754,829
6.250%, 11/26/25	4,800,000,000	1,135,689
		2,890,518
	Principal(b)	Value(a)
Malaysia (3.2%)
Government (3.2%)
Malaysia Government Bond (MYR) 3.480%, 03/15/23	4,570,000	$1,113,244
3.882%, 03/10/22	2,320,000	558,972
3.899%, 11/16/27	3,350,000	829,957
3.955%, 09/15/25	1,700,000	420,874
		2,923,047
Mexico (9.5%)
Energy (1.0%)
Petroleos Mexicanos (USD) 7.690%, 01/23/50	950,000	920,280
Government (8.5%)
Mexican Bonos (MXN) 7.750%, 11/13/42	53,400,000	2,547,331
8.000%, 11/07/47	17,300,000	842,826
8.500%, 05/31/29	40,800,000	2,122,105
8.500%, 11/18/38	42,800,000	2,214,601
		7,726,863
Norway (3.0%)
Government (3.0%)
Norway Government Bond (NOK) 2.000%, 05/24/23 (c)	23,700,000	2,720,381
Poland (3.0%)
Government (3.0%)
Republic of Poland Government Bond (PLN) 4.000%, 10/25/23	10,900,000	2,733,465
Russia (0.4%)
Government (0.4%)
Russian Federal Bond—OFZ (RUB) 7.650%, 04/10/30 (e)	29,000,000	371,402
South Africa (3.9%)
Government (3.9%)
Republic of South Africa Government Bond (ZAR) 6.500%, 02/28/41	40,570,000	1,694,077
8.750%, 02/28/48	34,600,000	1,813,358
		3,507,435
South Korea (7.3%)
Government (7.3%)
Korea Treasury Bond (KRW) 1.875%, 03/10/51	2,350,000,000	1,804,186
2.000%, 06/10/31	5,850,000,000	4,824,863
		6,629,049

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
United States (45.3%)
Consumer, Cyclical (0.9%)
General Motors Co. (USD) 6.250%, 10/02/43	355,000	$487,295
6.800%, 10/01/27	250,000	306,942
		794,237
Financial (1.6%)
Athene Global Funding (USD) 0.750%, 05/24/24 (SOFRRATE + 0.700%) (c) (d)	1,460,000	1,461,775
Government (39.5%)
U.S. Treasury Bond (USD) 1.875%, 11/15/51	2,020,000	2,013,688
U.S. Treasury Note (USD) 0.114%, 07/31/23 (3-Month U.S. Treasury Money Market Yield + 0.029%) (d)	4,430,000	4,430,014
U.S. Treasury Note (USD) 0.119%, 04/30/23 (3-Month U.S. Treasury Money Market Yield + 0.034%) (d)	1,095,000	1,095,105
U.S. Treasury Note (USD) 0.134%, 01/31/23 (3-Month U.S. Treasury Money Market Yield + 0.049%) (d)	28,300,000	28,310,890
		35,849,697
	Principal(b)/ Shares	Value(a)
Industrial (3.3%)
Boeing Co. (USD) 3.950%, 08/01/59	340,000	$353,868
5.705%, 05/01/40	200,000	256,563
5.805%, 05/01/50	570,000	772,125
5.930%, 05/01/60	330,000	456,811
Caterpillar Financial Services Corp. (USD) 0.200%, 11/17/22 (SOFRRATE + 0.150%) (d)	1,105,000	1,104,363
		2,943,730
Total long-term debt securities (cost: $89,997,113)		87,941,234
Short-Term Securities (2.3%)
Investment Companies (2.3%)
United States (2.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	2,105,349	2,105,349
Total short-term securities (cost: $2,105,349)		2,105,349
Total investments in securities (cost: $92,102,462) (f)		90,046,583
Cash and other assets in excess of liabilities (0.8%)		706,812
Total net assets (100.0%)		$90,753,395

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(d)  Variable rate security.

(e)  This security has been determined to be illiquid pursuant to the procedures of the Funds' Liquidity Risk Management Program.

(f)  At December 31, 2021 the cost of investments for federal income tax purposes was 92,250,077. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$942,194
Gross unrealized depreciation	(3,014,029)
Net unrealized depreciation	$(2,071,835)

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2021, SFT International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/12/22	527,224	USD	2,200,000	MYR	$674	$–	BLC
01/12/22	12,430,000	MYR	2,964,111	USD	–	(18,510)	BLC
01/20/22	10,530,000	BRL	1,888,213	USD	4,606	–	JPM
01/20/22	1,222,639	USD	4,840,000	PLN	–	(22,927)	JPM
01/20/22	11,140,000	PLN	2,721,967	USD	–	(39,352)	MSC
01/26/22	4,660,000	EUR	5,435,049	USD	133,445	–	JPM
01/26/22	1,726,925	USD	1,520,000	EUR	2,354	–	JPM
01/31/22	12,000,000,000	COP	3,159,516	USD	220,557	–	JPM
02/04/22	1,130,837	USD	930,000,000	CLP	–	(43,855)	JPM
02/04/22	94,563	USD	80,000,000	CLP	–	(1,059)	JPM
02/11/22	6,910,000,000	KRW	5,909,620	USD	93,794	–	HSB
02/11/22	260,000,000	KRW	217,847	USD	–	(983)	HSB
02/11/22	640,000,000	KRW	536,854	USD	–	(1,804)	HSB
02/14/22	270,000	CAD	217,926	USD	4,177	–	GSC
02/14/22	65,100,000	ZAR	4,222,310	USD	166,968	–	HSB
02/14/22	340,240	USD	5,400,000	ZAR	–	(3,852)	JPM
02/14/22	114,199	USD	1,800,000	ZAR	–	(2,070)	JPM
02/14/22	114,695	USD	1,800,000	ZAR	–	(2,566)	JPM
02/14/22	114,838	USD	1,800,000	ZAR	–	(2,709)	JPM
02/14/22	37,125	USD	600,000	ZAR	252	–	HSB
02/14/22	537,594	USD	680,000	CAD	737	–	HSB
02/14/22	410,000	CAD	319,967	USD	–	(4,615)	MSC
02/22/22	466,197	USD	150,000,000	HUF	–	(5,389)	HSB
02/24/22	149,000,000	MXN	7,073,402	USD	–	(145,530)	NAB
02/25/22	530,000	GBP	715,269	USD	–	(2,437)	HSB
03/03/22	178,000,000	JPY	1,578,700	USD	32,272	–	JPM
03/07/22	5,180,000	AUD	3,678,266	USD	–	(88,351)	JPM
03/07/22	349,980	USD	490,000	AUD	6,322	–	JPM
03/09/22	123,793	USD	4,200,000	THB	1,904	–	HSB
03/10/22	4,850,000	NOK	547,607	USD	–	(1,774)	BLC
03/10/22	541,410	USD	4,850,000	NOK	7,971	–	MSC
03/21/22	210,492	USD	270,000	CAD	3,225	–	HSB
03/21/22	163,182	USD	1,470,000	NOK	3,295	–	MSC
03/21/22	211,078	USD	1,900,000	NOK	4,095	–	MSC
03/21/22	19,440,000	NOK	2,194,708	USD	–	(6,856)	BLC
03/21/22	201,150	USD	260,000	CAD	4,651	–	HSB
03/21/22	4,270,000	CAD	3,331,253	USD	–	(48,643)	MSC
					$691,299	$(443,282)

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

COP  Colombian Peso

EUR  Euro

GBP  British Pound

HUF  Hungarian Forint

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

RUB  Russian Ruble

Currency Legend

THB  Thai Baht

USD  United States Dollar

ZAR  South African Rand

Counterparty Legend

BLC  Barclays Bank PLC

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc

NAB  National Australia Bank Ltd.

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2021, $315,449 in cash has been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
Euro-OAT Future	March 2022	26	Long	$4,915,192	$4,823,887	$(91,305)
Long Gilt Future	March 2022	35	Long	5,915,141	5,920,979	5,838
U.S. Ultra Bond	March 2022	16	Long	3,184,891	3,154,000	(30,891)
					$13,898,866	$(116,358)

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.4%)
Real Estate (98.4%)
Diversified REITs (0.8%)
Essential Properties Realty Trust, Inc.	45,900	$1,323,297
Health Care REITs (5.5%)
Healthpeak Properties, Inc.	37,300	1,346,157
Ventas, Inc.	68,696	3,511,740
Welltower, Inc.	55,500	4,760,235
		9,618,132
Hotels & Resort REITs (5.1%)
Host Hotels & Resorts, Inc. (b)	229,946	3,998,761
MGM Growth Properties LLC Class A	14,600	596,410
Park Hotels & Resorts, Inc. (b)	154,000	2,907,520
RLJ Lodging Trust	93,100	1,296,883
		8,799,574
Industrial REITs (15.0%)
Duke Realty Corp.	68,200	4,476,648
First Industrial Realty Trust, Inc.	27,400	1,813,880
Prologis, Inc.	102,281	17,220,029
Rexford Industrial Realty, Inc.	31,600	2,563,076
		26,073,633
Office REITs (7.6%)
Alexandria Real Estate Equities, Inc.	15,522	3,460,785
Boston Properties, Inc.	14,783	1,702,706
Douglas Emmett, Inc.	24,300	814,050
Highwoods Properties, Inc.	27,700	1,235,143
Kilroy Realty Corp.	34,836	2,315,201
SL Green Realty Corp.	18,800	1,347,960
Vornado Realty Trust	55,300	2,314,858
		13,190,703
Residential REITs (24.6%)
American Campus Communities, Inc.	43,600	2,497,844
American Homes 4 Rent Class A	78,500	3,423,385
AvalonBay Communities, Inc.	28,826	7,281,159
Camden Property Trust	18,100	3,234,108
Equity LifeStyle Properties, Inc.	22,800	1,998,648
	Shares	Value(a)
Equity Residential	33,200	$3,004,600
Essex Property Trust, Inc.	13,100	4,614,213
Invitation Homes, Inc.	119,400	5,413,596
Mid-America Apartment Communities, Inc.	12,700	2,913,888
Sun Communities, Inc.	19,800	4,157,406
UDR, Inc.	71,500	4,289,285
		42,828,132
Retail REITs (15.4%)
Agree Realty Corp.	28,300	2,019,488
Brixmor Property Group, Inc.	113,000	2,871,330
Kimco Realty Corp.	128,200	3,160,130
Kite Realty Group Trust	101,000	2,199,780
National Retail Properties, Inc.	52,900	2,542,903
Realty Income Corp.	44,129	3,159,195
Regency Centers Corp.	37,700	2,840,695
Simon Property Group, Inc.	50,079	8,001,122
		26,794,643
Specialized REITs (24.4%)
American Tower Corp.	9,400	2,749,500
Digital Realty Trust, Inc.	42,600	7,534,662
Equinix, Inc.	10,034	8,487,159
Extra Space Storage, Inc.	19,100	4,330,543
Life Storage, Inc.	22,850	3,500,163
Pebblebrook Hotel Trust	50,700	1,134,159
Public Storage	28,600	10,712,416
SBA Communications Corp.	3,700	1,439,374
VICI Properties, Inc.	80,741	2,431,111
		42,319,087
Total common stocks (cost: 125,016,010)		170,947,201
Short-Term Securities (1.5%)
Investment Companies (1.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	2,666,489	2,666,489
Total short-term securities (cost: $2,666,489)		2,666,489
Total investments in securities (cost: 127,682,499) (c)		173,613,690
Cash and other assets in excess of liabilities (0.1%)		193,890
Total net assets (100.0%)		$173,807,580

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  At December 31, 2021 the cost of investments for federal income tax purposes was $129,360,582. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$44,472,133
Gross unrealized depreciation	(219,025)
Net unrealized appreciation	$44,253,108

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.1%)
Communication Services (0.6%)
Wireless Telecommunication Services (0.6%)
T-Mobile US, Inc. (b)	11,103	$1,287,726
Consumer Discretionary (9.4%)
Automobiles (0.6%)
General Motors Co. (b)	25,000	1,465,750
Entertainment (1.6%)
Walt Disney Co. (b)	25,008	3,873,489
Hotels & Resort REITs (1.2%)
Hilton Worldwide Holdings, Inc. (b)	18,629	2,905,938
Hotels, Restaurants & Leisure (3.2%)
Booking Holdings, Inc. (b)	550	1,319,577
Marriott International, Inc. Class A (b)	12,867	2,126,143
Starbucks Corp.	5,000	584,850
Yum! Brands, Inc.	26,218	3,640,631
		7,671,201
Media (0.7%)
Charter Communications, Inc. Class A (b)	1,460	951,876
Comcast Corp. Class A	11,100	558,663
		1,510,539
Multiline Retail (0.6%)
Dollar General Corp.	6,100	1,438,563
Specialty Retail (1.5%)
Home Depot, Inc.	5,135	2,131,077
Ross Stores, Inc.	4,400	502,832
TJX Cos., Inc.	11,862	900,563
		3,534,472
Consumer Staples (2.5%)
Beverages (0.6%)
Coca-Cola Co.	25,700	1,521,697
Food & Staples Retailing (1.0%)
Walmart, Inc.	15,769	2,281,617
Food Products (0.6%)
Mondelez International, Inc. Class A	21,662	1,436,407
Household Products (0.3%)
Kimberly-Clark Corp.	4,700	671,724
Financial (16.5%)
Capital Markets (4.2%)
Charles Schwab Corp.	55,354	4,655,271
Goldman Sachs Group, Inc.	1,313	502,289
Morgan Stanley	27,426	2,692,136
State Street Corp.	24,786	2,305,098
		10,154,794
	Shares	Value(a)
Commercial Banks (4.1%)
Bank of America Corp.	148,685	$6,614,996
PNC Financial Services Group, Inc.	4,185	839,176
Wells Fargo & Co.	49,192	2,360,232
		9,814,404
Diversified Financial Services (0.7%)
Equitable Holdings, Inc.	50,326	1,650,189
Insurance (7.5%)
American International Group, Inc.	122,177	6,946,984
Chubb Ltd. (c)	21,505	4,157,132
Hartford Financial Services Group, Inc.	42,405	2,927,641
Marsh & McLennan Cos., Inc.	4,197	729,522
MetLife, Inc.	14,338	895,982
Travelers Cos., Inc.	14,472	2,263,855
		17,921,116
Health Care (18.8%)
Biotechnology (1.6%)
AbbVie, Inc.	28,088	3,803,115
Health Care Equipment & Supplies (5.3%)
Abbott Laboratories	3,522	495,686
Becton Dickinson and Co.	6,599	1,659,516
Danaher Corp.	19,699	6,481,168
Medtronic PLC (c)	33,482	3,463,713
STERIS PLC (c)	2,000	486,820
Stryker Corp.	818	218,750
		12,805,653
Health Care Providers & Services (5.9%)
Anthem, Inc.	7,692	3,565,550
Centene Corp. (b)	38,697	3,188,633
Cigna Corp.	4,335	995,446
HCA Healthcare, Inc.	12,397	3,185,037
UnitedHealth Group, Inc.	6,338	3,182,563
		14,117,229
Life Sciences Tools & Services (3.6%)
Agilent Technologies, Inc.	16,117	2,573,079
PerkinElmer, Inc.	7,654	1,538,914
Thermo Fisher Scientific, Inc.	6,731	4,491,192
		8,603,185
Pharmaceuticals (2.4%)
AstraZeneca PLC ADR (c)	63,262	3,685,011
Elanco Animal Health, Inc. (b)	26,650	756,327
Eli Lilly & Co.	3,809	1,052,122
Johnson & Johnson	610	104,353
Merck & Co., Inc.	1,500	114,960
		5,712,773
Industrials (12.3%)
Air Freight & Logistics (0.7%)
United Parcel Service, Inc. Class B	8,241	1,766,376
Commercial Services & Supplies (1.2%)
Republic Services, Inc.	20,010	2,790,395

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Construction & Engineering (0.5%)
Jacobs Engineering Group, Inc.	8,253	$1,149,065
Electrical Equipment (0.7%)
Hubbell, Inc.	8,356	1,740,304
Industrial Conglomerates (3.9%)
General Electric Co.	65,570	6,194,398
Honeywell International, Inc.	5,195	1,083,210
Siemens AG (c)	12,109	2,102,457
		9,380,065
Machinery (0.9%)
Deere & Co.	2,600	891,514
Fortive Corp.	17,607	1,343,238
		2,234,752
Professional Services (0.4%)
United Rentals, Inc. (b)	2,769	920,111
Road & Rail (4.0%)
CSX Corp.	80,105	3,011,948
Norfolk Southern Corp.	13,407	3,991,398
Union Pacific Corp.	9,794	2,467,402
		9,470,748
Information Technology (20.1%)
Communications Equipment (0.4%)
Motorola Solutions, Inc.	3,800	1,032,460
Interactive Media & Services (6.1%)
Alphabet, Inc. Class C (b)	5,099	14,754,415
IT Services (1.1%)
Accenture PLC – Class A (c)	4,300	1,782,565
Cognizant Technology Solutions Corp. – Class A	2,700	239,544
Mastercard, Inc. Class A	1,500	538,980
		2,561,089
Semiconductors & Semiconductor Equipment (5.8%)
Analog Devices, Inc.	6,988	1,228,281
Applied Materials, Inc.	14,505	2,282,507
ASML Holding NV (c)	1,822	1,450,567
Broadcom, Inc.	6,489	4,317,845
KLA Corp.	4,082	1,755,709
Lam Research Corp.	1,180	848,597
QUALCOMM, Inc.	10,509	1,921,781
		13,805,287
Software (6.7%)
Microsoft Corp.	35,860	12,060,435
Salesforce.com, Inc. (b)	15,351	3,901,150
		15,961,585
Leisure and Consumer Staples (0.6%)
Beverages (0.6%)
Keurig Dr Pepper, Inc.	41,346	1,524,014
Materials (6.4%)
Chemicals (3.8%)
Air Products & Chemicals, Inc.	3,100	943,206
	Shares	Value(a)
International Flavors & Fragrances, Inc.	9,627	$1,450,308
Linde PLC (c)	10,087	3,494,439
Sherwin-Williams Co.	9,336	3,287,766
		9,175,719
Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	630	136,439
Construction Materials (0.8%)
Martin Marietta Materials, Inc.	2,890	1,273,103
Vulcan Materials Co.	3,283	681,485
		1,954,588
Containers & Packaging (1.3%)
Packaging Corp. of America	5,381	732,623
WestRock Co.	55,370	2,456,213
		3,188,836
Metals & Mining (0.4%)
BHP Group Ltd. ADR (c)	14,589	880,446
Real Estate (4.8%)
Health Care REITs (0.3%)
Welltower, Inc.	7,557	648,164
Industrial REITs (2.7%)
Prologis, Inc.	38,711	6,517,384
Office REITs (0.4%)
Alexandria Real Estate Equities, Inc.	4,001	892,063
Residential REITs (1.2%)
Camden Property Trust	9,954	1,778,581
Equity LifeStyle Properties, Inc.	12,398	1,086,808
		2,865,389
Specialized REITs (0.2%)
Weyerhaeuser Co.	12,649	520,886
Utilities (7.1%)
Electric Utilities (4.7%)
Entergy Corp.	7,606	856,816
Eversource Energy	7,076	643,774
NextEra Energy, Inc.	40,212	3,754,192
PG&E Corp. (b)	84,512	1,025,976
Southern Co.	44,726	3,067,309
Xcel Energy, Inc.	28,858	1,953,687
		11,301,754
Independent Power Producers & Energy Traders (0.2%)
AES Corp.	21,672	526,630
Multi-Utilities (2.2%)
CMS Energy Corp.	4,757	309,443
Dominion Energy, Inc.	17,867	1,403,631
NiSource, Inc.	10,500	289,905
Sempra Energy	23,406	3,096,146
		5,099,125
Total common stocks (cost: $194,075,746)		236,979,670

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Preferred Stocks (0.2%)
Utilities (0.2%)
AES Corp. , 6.875%	2,456	$235,776
Southern Co. Series 2019, 6.750%	5,052	271,545
Total Preferred Stocks (cost: $500,617)		507,321
Short-Term Securities (0.5%)
Investment Companies (0.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	789,586	789,586
T. Rowe Price Reserve Investment Fund, current rate 0.060%	509,623	509,623
Total short-term securities (cost: $1,299,209)		1,299,209
Total investments in securities (cost: $195,875,572) (d)		238,786,200
Cash and other assets in excess of liabilities (0.2)%		546,626
Total net assets (100.0%)		$239,332,826

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 9.0% of net assets in foreign securities at December 31, 2021.

(d)  At December 31, 2021, the cost of investments for federal income tax purposes was $196,818,874. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$43,169,283
Gross unrealized depreciation	(1,201,957)
Net unrealized appreciation	$41,967,326

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2021

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.4%)
Communications (1.0%)
Diversified Telecommunication Services (1.0%)
Verizon Communications, Inc.	26,394	$1,371,432
Consumer Discretionary (14.8%)
Automobiles (1.8%)
Ford Motor Co.	49,809	1,034,533
Tesla, Inc. (b)	1,456	1,538,672
		2,573,205
Entertainment (1.6%)
Walt Disney Co. (b)	14,883	2,305,228
Hotels, Restaurants & Leisure (2.6%)
Airbnb, Inc. – Class A (b)	4,912	817,799
Booking Holdings, Inc. (b)	432	1,036,467
McDonald's Corp.	7,078	1,897,400
		3,751,666
Internet & Catalog Retail (5.0%)
Amazon.com, Inc. (b)	1,596	5,321,607
Netflix, Inc. (b)	3,281	1,976,605
		7,298,212
Specialty Retail (1.6%)
TJX Cos., Inc.	30,532	2,317,989
Textiles, Apparel & Luxury Goods (2.2%)
NIKE, Inc. – Class B	11,003	1,833,870
VF Corp.	19,105	1,398,868
		3,232,738
Consumer Staples (6.3%)
Beverages (2.2%)
Constellation Brands, Inc. – Class A	7,400	1,857,178
Monster Beverage Corp. (b)	13,364	1,283,478
		3,140,656
Food & Staples Retailing (1.1%)
Walmart, Inc.	10,871	1,572,925
Household Products (3.0%)
Colgate-Palmolive Co.	15,726	1,342,057
Procter & Gamble Co.	18,650	3,050,767
		4,392,824
Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
EOG Resources, Inc.	20,244	1,798,275
Financial (11.8%)
Capital Markets (3.7%)
BlackRock, Inc.	1,751	1,603,145
Charles Schwab Corp.	17,077	1,436,176
Morgan Stanley	23,364	2,293,410
		5,332,731
	Shares	Value(a)
Commercial Banks (5.2%)
Bank of America Corp.	72,345	$3,218,629
JPMorgan Chase & Co.	20,728	3,282,279
PNC Financial Services Group, Inc.	4,787	959,889
		7,460,797
Consumer Finance (1.3%)
American Express Co.	11,543	1,888,435
Insurance (1.6%)
Chubb Ltd. (c)	7,001	1,353,364
Progressive Corp.	9,745	1,000,324
		2,353,688
Health Care (14.4%)
Biotechnology (1.1%)
Regeneron Pharmaceuticals, Inc. (b)	2,550	1,610,376
Health Care Equipment & Supplies (5.1%)
Abbott Laboratories	10,202	1,435,829
Baxter International, Inc.	16,113	1,383,140
Becton Dickinson and Co.	5,348	1,344,915
Danaher Corp.	5,897	1,940,172
Hologic, Inc. (b)	16,375	1,253,670
		7,357,726
Health Care Providers & Services (3.5%)
Laboratory Corp. of America Holdings (b)	4,092	1,285,747
UnitedHealth Group, Inc.	7,514	3,773,080
		5,058,827
Life Sciences Tools & Services (1.7%)
Thermo Fisher Scientific, Inc.	3,675	2,452,107
Pharmaceuticals (3.0%)
Eli Lilly & Co.	8,475	2,340,965
Merck & Co., Inc.	27,253	2,088,670
		4,429,635
Industrials (8.5%)
Aerospace & Defense (1.1%)
Raytheon Technologies Corp.	18,017	1,550,543
Air Freight & Logistics (1.1%)
FedEx Corp.	6,099	1,577,445
Building Products (1.1%)
Fortune Brands Home & Security, Inc.	14,368	1,535,939
Commercial Services & Supplies (0.6%)
Republic Services, Inc.	5,868	818,293
Electrical Equipment (1.0%)
AMETEK, Inc.	10,311	1,516,129

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Machinery (2.6%)
Deere & Co.	3,727	$1,277,951
IDEX Corp.	5,371	1,269,275
Illinois Tool Works, Inc.	5,109	1,260,901
		3,808,127
Professional Services (1.0%)
Equifax, Inc.	5,029	1,472,441
Information Technology (36.6%)
Communications Equipment (2.4%)
F5, Inc. (b)	5,627	1,376,983
Motorola Solutions, Inc.	7,431	2,019,003
		3,395,986
Computers & Peripherals (5.7%)
Apple, Inc.	39,225	6,965,183
NetApp, Inc.	14,017	1,289,424
		8,254,607
Electronic Equipment, Instruments & Components (2.0%)
CDW Corp.	7,255	1,485,679
Corning, Inc.	38,257	1,424,308
		2,909,987
Interactive Media & Services (8.6%)
Alphabet, Inc. – Class A (b)	2,802	8,117,506
GoDaddy, Inc. – Class A (b)	10,544	894,764
Meta Platforms, Inc. – Class A (b)	10,075	3,388,726
		12,400,996
IT Services (3.4%)
Fidelity National Information Services, Inc.	9,721	1,061,047
Global Payments, Inc.	6,443	870,965
Leidos Holdings, Inc.	10,369	921,804
Mastercard, Inc. Class A	5,821	2,091,602
		4,945,418
Semiconductors & Semiconductor Equipment (6.0%)
Advanced Micro Devices, Inc. (b)	11,538	1,660,318
KLA Corp.	3,401	1,462,804
NVIDIA Corp.	2,777	816,743
	Shares	Value(a)
QUALCOMM, Inc.	9,024	$1,650,219
Teradyne, Inc.	6,200	1,013,886
Texas Instruments, Inc.	11,116	2,095,033
		8,699,003
Software (8.5%)
Microsoft Corp.	24,118	8,111,366
Palo Alto Networks, Inc. (b)	1,836	1,022,211
Salesforce.com, Inc. (b)	7,946	2,019,317
Workday, Inc. – Class A (b)	4,381	1,196,802
		12,349,696
Materials (1.1%)
Chemicals (1.1%)
PPG Industries, Inc.	9,213	1,588,690
Real Estate (1.7%)
Specialized REITs (1.7%)
American Tower Corp.	5,195	1,519,538
Gaming and Leisure Properties, Inc.	18,984	923,761
		2,443,299
Utilities (2.0%)
Electric Utilities (2.0%)
American Electric Power Co., Inc.	17,175	1,528,060
Duke Energy Corp.	12,686	1,330,761
		2,858,821
Total common stocks (cost: $82,970,740)		143,824,892
Short-Term Securities (0.7%)
Investment Companies (0.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.025%	1,032,020	1,032,020
Total short-term securities (cost: $1,032,020)		1,032,020
Total investments in securities (cost: $84,002,760) (d)		144,856,912
Liabilities in excess of cash and other assets (-0.1%)		(97,030)
Total net assets (100.0%)		$144,759,882

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the notes to financial statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 0.9% of net assets in foreign securities at December 31, 2021.

(d)  At December 31, 2021 the cost of investments for federal income tax purposes was $84,091,033. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$60,980,654
Gross unrealized depreciation	(214,775)
Net unrealized appreciation	$60,765,879

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2021

	SFT Balanced Stabilization Fund(a)		SFT Core Bond Fund	SFT Delaware IvySM Growth Fund(a)		SFT Delaware IvySM Small Cap Growth Fund(a)		SFT Equity Stabilization Fund(a)		SFT Government Money Market Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$479,854,108	$528,010,420		$705,912,276		$204,663,715		$363,955,746		$197,561,116
Affiliated issuers (note 8)		287,214,638	–		–		–		–		–
Cash on demand deposit		9,000,000	95,326		–		–		7,225,000		–
Due from broker[1]		–	200,000		–		–		500,000		–
Foreign currency on deposit[2]		–	–		–		–		–		–
Receivable:
Fund shares sold		234,701	–		–		–		862,983		–
Investment securities sold (including paydowns)		–	5		–		215,943		–		–
Dividends and accrued interest		1,362,701	2,499,974		184,548		45,788		132,105		327
Refundable foreign income taxes withheld		–	–		–		–		–		–
Adviser (note 4)		–	–		–		–		–		96,775
Variation margin on futures contracts		–	30,004		–		–		–		–
Unrealized appreciation on forward foreign currency contracts		–	–		–		–		–		–
Prepaid expenses		9,997	22,069		22,743		13,146		18,543		17,453
Total assets		777,676,145	530,857,798		706,119,567		204,938,592		372,694,377		197,675,671
Liabilities
Due to custodian		–	–		–		–		–		–
Due to broker[3]		–	–		–		–		–		–
Payable:
Fund shares repurchased		–	161,814		89,603		35,507		–		470,241
Investment securities purchased		47,571,505	–		–		–		–		–
Adviser		500,795	300,270		532,146		193,989		254,301		92,682
Variation margin on futures contracts		–	–		–		–		72,780		–
Accrued expenses		59,120	65,069		61,301		42,870		33,809		34,399
Unrealized depreciation on forward foreign currency contracts		–	–		–		–		–		–
Options written at value[4]		1,896	–		–		–		752		–
Total liabilities		48,133,316	527,153		683,050		272,366		361,642		597,322
Net assets applicable to outstanding capital stock		$729,542,829	$530,330,645		$705,436,517		$204,666,226		$372,332,735		$197,078,349
Net Assets Consist of:
Paid in capital**		$419,649,332	$407,499,855		$(8,278,403)		$28,560,501		$279,376,072		$197,076,283
Total distributable earnings		309,893,497	122,830,790		713,714,920		176,105,725		92,956,663		2,066
Net assets		$729,542,829	$530,330,645		$705,436,517		$204,666,226		$372,332,735		$197,078,349
Net assets by class:
Class 1	$	N/A	$7,751,122	$	N/A	$	N/A	$	N/A	$	N/A
Class 2		729,542,829	522,579,523		705,436,517		204,666,226		372,332,735		197,078,349
Net asset value per share of outstanding capital stock by class:
Class 1		N/A	2.747		N/A		N/A		N/A		N/A
Class 2		21.210	2.659		37.202		26.750		14.363		1.000
* Identified cost
Unaffiliated issuers		$451,570,950	$516,474,629		$354,574,858		$153,192,131		$286,702,323		$197,561,116
Affiliated issuers		107,000,000	–		–		–		–		–
** Shares outstanding by class:
Class 1		N/A	2,822,011		N/A		N/A		N/A		N/A
Class 2		34,397,043	196,529,659		18,962,349		7,651,143		25,922,790		197,078,349
[1] Collateral for open future contracts		$–	$200,000		$–		$–		$500,000		$–
[2] Foreign currency on deposit (cost)		$–	$–		$–		$–		$–		$–
[3] Collateral for open foreign currency contracts		$–	$–		$–		$–		$–		$–
[4] Premiums received		$2,133	$–		$–		$–		$846		$–

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.
See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$233,155,930	$1,227,692,794	$90,046,583	$173,613,690		$238,786,200	$144,856,912
Affiliated issuers (note 8)	–	–	–	–		–	–
Cash on demand deposit	–	50,338	–	–		–	15,363
Due from broker[1]	–	–	315,449	–		–	–
Foreign currency on deposit[2]	–	–	612	–		–	–
Receivable:
Fund shares sold	1,901	12,331	147	953		58,744	–
Investment securities sold (including paydowns)	–	–	–	93,766		1,723,184	–
Dividends and accrued interest	214,425	721,652	614,005	442,312		179,797	67,807
Refundable foreign income taxes withheld	–	–	25,146	–		75	–
Adviser (note 4)	–	–	–	–		–	–
Variation margin on futures contracts	5,047	–	84,625	–		–	–
Unrealized appreciation on forward foreign currency contracts	–	–	691,299	–		–	–
Prepaid expenses	12,698	29,558	11,308	12,212		32,838	12,326
Total assets	233,390,001	1,228,506,673	91,789,174	174,162,933		240,780,838	144,952,408
Liabilities
Due to custodian	–	–	–	–		173,371	–
Due to broker[3]	–	–	450,000	–		–	–
Payable:
Fund shares repurchased	113,575	67,423	9,886	95,813		–	44,698
Investment securities purchased	–	–	–	85,994		1,034,951	–
Adviser	79,001	330,393	75,548	138,699		189,792	114,840
Variation margin on futures contracts	–	73,023	–	–		–	–
Accrued expenses	42,751	79,995	57,063	34,847		49,898	32,988
Unrealized depreciation on forward foreign currency contracts	–	–	443,282	–		–	–
Options written at value[4]	–	–	–	–		–	–
Total liabilities	235,327	550,834	1,035,779	355,353		1,448,012	192,526
Net assets applicable to outstanding capital stock	$233,154,674	$1,227,955,839	$90,753,395	$173,807,580		$239,332,826	$144,759,882
Net Assets Consist of:
Paid in capital**	$(47,595,099)	$(115,766,537)	$97,960,279	$8,466,884		$65,164,922	$18,915,519
Total distributable earnings	280,749,773	1,343,722,376	(7,206,884)	165,340,696		174,167,904	125,844,363
Net assets	$233,154,674	$1,227,955,839	$90,753,395	$173,807,580		$239,332,826	$144,759,882
Net assets by class:
Class 1	$25,326,953	$365,210,241	$1,778,894	$13,201,417	$	N/A	$3,019,615
Class 2	207,827,721	862,745,598	88,974,501	160,606,163		239,332,826	141,740,267
Net asset value per share of outstanding capital stock by class:
Class 1	7.786	20.191	2.367	7.964		N/A	27.698
Class 2	7.538	19.547	2.291	7.709		22.533	27.173
* Identified cost
Unaffiliated issuers	$151,251,711	$365,350,194	$92,102,462	$127,682,499		$195,875,572	$84,002,760
Affiliated issuers	–	–	–	–		–	–
** Shares outstanding by class:
Class 1	3,252,680	18,087,448	751,552	1,657,717		N/A	109,018
Class 2	27,570,966	44,136,167	38,833,423	20,833,661		10,621,291	5,216,297
[1] Collateral for open future contracts	$–	$–	$315,449	$–		$–	$–
[2] Foreign currency on deposit (cost)	$–	$–	$615	$–		$–	$–
[3] Collateral for open foreign currency contracts	$–	$–	$(450,000)	$–		$–	$–
[4] Premiums received	$–	$–	$–	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2021

	SFT Balanced Stabilization Fund(a)	SFT Core Bond Fund	SFT Delaware IvySM Growth Fund(a)	SFT Delaware IvySM Small Cap Growth Fund(a)	SFˇT Equity Stabilization Fund(a)	SFT Government Money Market Fund
Income:
Interest[1]	$6,093,410	$12,881,595	$16,441	$54,084	$–	$73,273
Dividends[1]	516,165	2,231	3,764,785	777,649	7,118,493	7,284
Foreign tax withholding	–	–	(14,608)	–	–	–
Total investment income	6,609,575	12,883,826	3,766,618	831,733	7,118,493	80,557
Expenses (note 4):
Investment advisory fee	3,898,232	2,046,872	4,225,644	1,854,741	1,979,016	517,639
Rule 12b-1 fees	1,771,924	1,263,856	1,636,270	545,512	899,553	485,043
Audit and accounting services	248,324	276,471	185,372	113,730	125,673	132,107
Administrative services fee	36,901	60,899	34,000	34,000	33,900	55,099
Legal fees	31,389	30,695	62,658	39,323	32,942	31,711
Custodian fees	12,223	13,752	12,208	16,123	12,051	9,832
Printing and shareholder reports	8,353	8,420	17,470	11,884	8,353	8,226
Trustee's fees	28,801	28,801	28,801	28,801	28,801	28,801
S&P licensing fee	–	–	–	–	–	–
Insurance	10,209	10,209	10,209	10,209	10,209	10,209
Other	3,824	16,716	65,572	20,942	12,745	5,254
Total expenses before fees waived	6,050,180	3,756,691	6,278,204	2,675,265	3,143,243	1,283,921
Less fees waived (note 4)	(120,740)	–	–	–	(87,034)	(1,203,364)
Total expenses net of fees waived	5,929,440	3,756,691	6,278,204	2,675,265	3,056,209	80,557
Net investment income (loss)	680,135	9,127,135	(2,511,586)	(1,843,532)	4,062,284	–
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	(4,564,005)	639,191	80,986,462	35,928,303	7,366,975	–
Written options contracts	2,830,676	–	–	–	1,453,697	–
Foreign forward currency contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	–	–	–	–
Net increase from litigation payments	–	31,764	8,363	5,811	–	–
Futures contracts	32,506,886	(1,138,041)	–	–	4,828,219	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	(4,070,547)	(11,547,040)	95,694,143	(23,831,963)	23,587,005	–
Affiliated issuers (note 8)	63,436,647	–	–	–	–	–
Written options contracts	6,454	–	–	–	2,358	–
Translation of assets and liabilities in foreign currency	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures contracts	(1,797,365)	223,520	–	–	(74,986)	–
Net gains (losses) on investments	88,348,746	(11,790,606)	176,688,968	12,102,151	37,163,268	–
Net increase (decrease) in net assets resulting from operations	$89,028,881	$(2,663,471)	$174,177,382	$10,258,619	$41,225,552	$–
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$–	$–	$–	$–

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$1,074	$–	$2,095,270	$–	$–	$67
Dividends[1]	2,790,203	15,426,345	753	2,889,002	3,293,814	1,722,655
Foreign tax withholding	(719)	(2,080)	(87,928)	–	(27,125)	–
Total investment income	2,790,558	15,424,265	2,008,095	2,889,002	3,266,689	1,722,722
Expenses (note 4):
Investment advisory fee	337,566	1,615,461	548,221	1,031,886	1,514,766	893,809
Rule 12b-1 fees	511,621	1,995,773	224,263	346,969	565,211	338,494
Audit and accounting services	135,726	255,230	152,547	124,350	115,272	119,023
Administrative services fee	34,001	34,000	65,900	34,000	34,000	34,000
Legal fees	30,697	44,446	69,092	30,697	31,742	30,697
Custodian fees	15,442	14,772	43,188	12,059	39,957	14,042
Printing and shareholder reports	8,353	8,353	12,815	8,353	8,353	8,353
Trustee's fees	28,801	28,801	28,801	28,801	28,801	28,801
S&P licensing fee	16,277	63,255	–	–	–	–
Insurance	10,209	10,209	10,209	10,209	10,209	10,209
Other	9,371	30,960	21,280	7,170	20,975	6,577
Total expenses before fees waived	1,138,064	4,101,260	1,176,316	1,634,494	2,369,286	1,484,005
Less fees waived (note 4)	–	–	–	–	–	–
Total expenses net of fees waived	1,138,064	4,101,260	1,176,316	1,634,494	2,369,286	1,484,005
Net investment income (loss)	1,652,494	11,323,005	831,779	1,254,508	897,403	238,717
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	23,632,407	50,629,185	(6,747,469)	18,190,448	55,575,486	14,589,182
Written options contracts	–	–	–	–	–	–
Foreign forward currency contracts	–	–	(2,919,206)	–	–	–
Foreign currency transactions	–	–	(146,729)	–	(2,633)	–
Net increase from litigation payments	9,537	7,297	–	–	19,489	12,985
Futures contracts	2,206,307	3,962,145	(70,565)	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax	19,785,116	208,197,617	2,843,592	34,305,944	696,219	14,573,796
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options contracts	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	(24,586)	–	98	–
Foreign forward currency contracts	–	–	2,689,823	–	–	–
Futures contracts	22,548	429,705	(116,358)	–	–	–
Net gains (losses) on investments	45,655,915	263,225,949	(4,491,498)	52,496,392	56,288,659	29,175,963
Net increase (decrease) in net assets resulting from operations	$47,308,409	$274,548,954	$(3,659,719)	$53,750,900	$57,186,062	$29,414,680
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$55,308	$–	$–	$–

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2021 and year ended December 31, 2020

	SFT Balanced Stabilization Fund(a)		SFT Core Bond Fund		SFT Delaware IvySM Growth Fund(a)
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income	$680,135	$2,885,317	$9,127,135	$11,094,078	$(2,511,586)	$(874,827)
Net realized gains (losses) on investments	30,773,557	18,085,375	(467,086)	11,188,237	80,994,825	63,715,946
Net change in unrealized appreciation or depreciation of investments	57,575,189	44,245,570	(11,323,520)	9,630,011	95,694,143	86,666,599
Net increase (decrease) in net assets resulting from operations	89,028,881	65,216,262	(2,663,471)	31,912,326	174,177,382	149,507,718
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	2,557,649	888,112	–	–
Class 2	20,502,040	66,737,165	57,112,903	17,474,501	533,469	1,136,939
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(321,527)	(766,595)	–	–
Class 2	(58,176,028)	(31,570,215)	(23,367,538)	(40,373,412)	(75,521,572)	(89,240,113)
Increase (decrease) in net assets from capital stock transactions	(37,673,988)	35,166,950	35,981,487	(22,777,394)	(74,988,103)	(88,103,174)
Total increase (decrease) in net assets	51,354,893	100,383,212	33,318,016	9,134,932	99,189,279	61,404,544
Net assets at beginning of period	678,187,936	577,804,724	497,012,629	487,877,697	606,247,238	544,842,694
Net assets at end of period	$729,542,829	$678,187,936	$530,330,645	$497,012,629	$705,436,517	$606,247,238
Capital share transactions:
Proceeds from sales
Class 1	–	–	931,524	332,559	–	–
Class 2	1,040,728	3,896,625	21,495,901	6,723,644	18,676	51,028
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(117,009)	(293,488)	–	–
Class 2	(2,916,842)	(1,828,550)	(8,812,950)	(15,912,214)	(2,287,884)	(3,757,367)
Net change from capital transactions	(1,876,114)	2,068,075	13,497,466	(9,149,499)	(2,269,208)	(3,706,339)

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

See accompanying notes to financial statements.

	SFT Delaware IvySM Small Cap Growth Fund(a)		SFT Equity Stabilization Fund(a)
	2021	2020	2021	2020
Operations:
Net investment income	$(1,843,532)	$(1,423,523)	$4,062,284	$4,962,934
Net realized gains (losses) on investments	35,934,114	24,114,747	13,648,891	(20,999,825)
Net change in unrealized appreciation or depreciation of investments	(23,831,963)	34,510,775	23,514,377	(5,573,289)
Net increase (decrease) in net assets resulting from operations	10,258,619	57,201,999	41,225,552	(21,610,180)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	1,835,165	1,129,856	11,333,212	10,751,053
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(19,261,342)	(23,219,247)	(35,808,323)	(24,036,565)
Increase (decrease) in net assets from capital stock transactions	(17,426,177)	(22,089,391)	(24,475,111)	(13,285,512)
Total increase (decrease) in net assets	(7,167,558)	35,112,608	16,750,441	(34,895,692)
Net assets at beginning of period	211,833,784	176,721,176	355,582,294	390,477,986
Net assets at end of period	$204,666,226	$211,833,784	$372,332,735	$355,582,294
Capital share transactions:
Proceeds from sales
Class 1	–	–	–	–
Class 2	67,382	52,292	820,033	852,322
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	–	–
Class 2	(697,889)	(1,184,615)	(2,668,223)	(1,947,315)
Net change from capital transactions	(630,507)	(1,132,323)	(1,848,190)	(1,094,993)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2021 and year ended December 31, 2020

	SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund		SFT Index 500 Fund
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income	$–	$391,549	$1,652,494	$1,804,434	$11,323,005	$12,682,491
Net realized gains (losses) on investments	–	–	25,848,251	9,896,826	54,598,627	57,681,701
Net change in unrealized appreciation or depreciation of investments	–	–	19,807,664	11,356,767	208,627,322	81,016,150
Net increase (decrease) in net assets resulting from operations	–	391,549	47,308,409	23,058,027	274,548,954	151,380,342
Distributions to shareholders:
From distributable earnings
Class 2	–	(391,549)	–	–	–	–
Decrease in net assets from distributions	–	(391,549)	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	5,959,281	1,964,813	29,049,479	7,352,443
Class 2	38,077,001	58,941,198	2,325,362	4,604,250	19,582,173	12,379,911
Value of distributions reinvested
Class 2	–	391,549	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(573,325)	(332,878)	(14,455,661)	(1,431,736)
Class 2	(37,875,640)	(50,806,705)	(26,036,416)	(23,318,726)	(84,212,900)	(80,640,952)
Increase (decrease) in net assets from capital stock transactions	201,361	8,526,042	(18,325,098)	(17,082,541)	(50,036,909)	(62,340,334)
Total increase (decrease) in net assets	201,361	8,526,042	28,983,311	5,975,486	224,512,045	89,040,008
Net assets at beginning of period	196,876,988	188,350,946	204,171,363	198,195,877	1,003,443,794	914,403,786
Net assets at end of period	$197,078,349	$196,876,988	$233,154,674	$204,171,363	$1,227,955,839	$1,003,443,794
Capital share transactions:
Proceeds from sales
Class 1	–	–	803,253	404,539	1,537,397	543,123
Class 2	38,077,001	58,941,198	326,818	1,091,233	1,090,964	923,044
Issued on reinvestment of distributions
Class 2	–	391,549	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(78,858)	(63,527)	(745,439)	(109,305)
Class 2	(37,875,640)	(50,806,705)	(3,734,848)	(4,722,525)	(4,855,719)	(6,307,407)
Net change from capital transactions	201,361	8,526,042	(2,683,635)	(3,290,280)	(2,972,797)	(4,950,545)

See accompanying notes to financial statements.

	SFT International Bond Fund		SFT Real Estate Securities Fund
	2021	2020	2021	2020
Operations:
Net investment income	$831,779	$1,058,253	$1,254,508	$1,768,741
Net realized gains (losses) on investments	(9,883,969)	(9,644,165)	18,190,448	(1,575,537)
Net change in unrealized appreciation or depreciation of investments	5,392,471	2,268,281	34,305,944	(4,155,015)
Net increase (decrease) in net assets resulting from operations	(3,659,719)	(6,317,631)	53,750,900	(3,961,811)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	685,192	323,164	3,897,473	955,799
Class 2	7,322,451	6,978,780	10,951,153	5,095,931
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(376,322)	(101,613)	(375,521)	(234,691)
Class 2	(4,372,840)	(10,143,196)	(20,337,710)	(10,142,004)
Increase (decrease) in net assets from capital stock transactions	3,258,481	(2,942,865)	(5,864,605)	(4,324,965)
Total increase (decrease) in net assets	(401,238)	(9,260,496)	47,886,295	(8,286,776)
Net assets at beginning of period	91,154,633	100,415,129	125,921,285	134,208,061
Net assets at end of period	$90,753,395	$91,154,633	$173,807,580	$125,921,285
Capital share transactions:
Proceeds from sales
Class 1	287,069	130,501	542,889	183,812
Class 2	3,148,037	2,895,845	1,590,621	1,052,070
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(158,139)	(40,555)	(56,722)	(47,116)
Class 2	(1,885,931)	(4,168,472)	(3,079,110)	(2,034,097)
Net change from capital transactions	1,391,036	(1,182,681)	(1,002,322)	(845,331)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2021 and year ended December 31, 2020

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
	2021	2020	2021	2020
Operations:
Net investment income	$897,403	$1,831,234	$238,717	$434,520
Net realized gains (losses) on investments	55,592,342	(1,273,706)	14,602,167	4,836,299
Net change in unrealized appreciation or depreciation of investments	696,317	19,023,820	14,573,796	14,746,053
Net increase (decrease) in net assets resulting from operations	57,186,062	19,581,348	29,414,680	20,016,872
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	1,136,597	436,384
Class 2	10,386,456	5,813,976	885,222	606,908
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(304,280)	(235,014)
Class 2	(34,589,303)	(20,223,461)	(16,668,396)	(15,410,363)
Increase (decrease) in net assets from capital stock transactions	(24,202,847)	(14,409,485)	(14,950,857)	(14,602,085)
Total increase (decrease) in net assets	32,983,215	5,171,863	14,463,823	5,414,787
Net assets at beginning of period	206,349,611	201,177,748	130,296,059	124,881,272
Net assets at end of period	$239,332,826	$206,349,611	$144,759,882	$130,296,059
Capital share transactions:
Proceeds from sales
Class 1	–	–	43,942	23,395
Class 2	480,185	469,196	37,894	37,494
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(12,427)	(12,208)
Class 2	(1,710,343)	(1,335,815)	(682,712)	(824,599)
Net change from capital transactions	(1,230,158)	(866,619)	(613,303)	(775,918)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Balanced Stabilization Fund(a)

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.697	$16.892	$13.983	$14.401	$12.210
Income from investment operations:
Net investment income (b)	.019	.082	.185	.162	.116
Net realized and unrealized gain(loss) on investments	2.494	1.723	2.724	(.580)	2.075
Total from investment operations	2.513	1.805	2.909	(.418)	2.191
Net asset value, end of period	$21.210	$18.697	$16.892	$13.983	$14.401
Total return (c)	13.46%	10.67%	20.81%	(2.90)%	17.94%
Net assets, end of period (in thousands)	$729,543	$678,188	$577,805	$415,233	$373,124
Ratios to average net assets:
Expenses before waiver (d)	.85%	.86%	.90%	.98%	.98%
Expenses net of waiver (d)(e)	.84%	.80%	.80%	.80%	.80%
Net investment income	.10%	.48%	1.18%	1.12%	.87%
Portfolio turnover rate (excluding short-term securities)	5.8%	–%	1.2%	2.2%	1.7%

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$2.755	$2.571	$2.355	$2.368	$2.257
Income from investment operations:
Net investment income (a)	.056	.067	.078	.077	.069
Net realized and unrealized gain(loss) on investments	(.064)	.117	.138	(.090)	.042
Total from investment operations	(.008)	.184	.216	(.013)	.111
Net asset value, end of period	$2.747	$2.755	$2.571	$2.355	$2.368
Total return (b)	(0.29)%	7.15%	9.18%	(0.59)%	4.95%
Net assets, end of period (in thousands)	$7,751	$5,530	$5,060	$3,640	$2,608
Ratios to average net assets:
Expenses (c)	.49%	.48%	.49%	.50%	.49%
Net investment income	2.03%	2.52%	3.11%	3.29%	2.96%
Portfolio turnover rate (excluding short-term securities)	67.3%	93.0%	130.4%	151.1%	159.8%
	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$2.673	$2.501	$2.297	$2.316	$2.212
Income from investment operations:
Net investment income (a)	.047	.059	.070	.069	.062
Net realized and unrealized gain(loss) on investments	(.061)	.113	.134	(.088)	.042
Total from investment operations	(.014)	.172	.204	(.019)	.104
Net asset value, end of period	$2.659	$2.673	$2.501	$2.297	$2.316
Total return (b)	(0.54)%	6.88%	8.90%	(0.84)%	4.69%
Net assets, end of period (in thousands)	$522,580	$491,483	$482,818	$434,229	$382,697
Ratios to average net assets:
Expenses (c)	.74%	.73%	.74%	.75%	.74%
Net investment income	1.78%	2.28%	2.87%	3.04%	2.71%
Portfolio turnover rate (excluding short-term securities)	67.3%	93.0%	130.4%	151.1%	159.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Growth Fund(a)

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.554	$21.848	$16.007	$15.662	$12.120
Income from investment operations:
Net investment income (loss) (b)	(.124)	(.038)	(.005)	.008	.022
Net realized and unrealized gain on investments	8.772	6.744	5.846	.337	3.520
Total from investment operations	8.648	6.706	5.841	.345	3.542
Net asset value, end of period	$37.202	$28.554	$21.848	$16.007	$15.662
Total return (c)	30.29%	30.69%	36.49%	2.21%	29.22%
Net assets, end of period (in thousands)	$705,437	$606,247	$544,843	$453,883	$504,437
Ratios to average net assets:
Expenses (d)	.96%	.97%	.98%	.97%	.97%
Net investment income (loss)	(.38)%	(.16)%	(.03)%	.04%	.16%
Portfolio turnover rate (excluding short-term securities)	14.4%	28.9%	29.9%	42.3%	40.5%

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Delaware IvySM Small Cap Growth Fund(a)

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.579	$18.772	$15.181	$15.802	$12.611
Income from investment operations:
Net investment loss (b)	(.233)	(.161)	(.146)	(.102)	(.111)
Net realized and unrealized gain(loss) on investments	1.404	6.968	3.737	(.519)	3.302
Total from investment operations	1.171	6.807	3.591	(.621)	3.191
Net asset value, end of period	$26.750	$25.579	$18.772	$15.181	$15.802
Total return (c)	4.58%	36.26%	23.66%	(3.93)%	25.30%
Net assets, end of period (in thousands)	$204,666	$211,834	$176,721	$163,367	$184,233
Ratios to average net assets:
Expenses (d)	1.23%	1.24%	1.23%	1.21%	1.22%
Net investment loss	(.84)%	(.83)%	(.81)%	(.59)%	(.78)%
Portfolio turnover rate (excluding short-term securities)	47.1%	53.6%	43.3%	53.1%	54.4%

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Equity Stabilization Fund(a)

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.804	$13.527	$11.594	$12.195	$10.483
Income from investment operations:
Net investment income (b)	.154	.173	.275	.220	.169
Net realized and unrealized gain(loss) on investments	1.405	(.896)	1.658	(.821)	1.543
Total from investment operations	1.559	(.723)	1.933	(.601)	1.712
Net asset value, end of period	$14.363	$12.804	$13.527	$11.594	$12.195
Total return (c)	12.18%	(5.35)%	16.67%	(4.93)%	16.33%
Net assets, end of period (in thousands)	$372,333	$355,582	$390,478	$298,485	$261,481
Ratios to average net assets:
Expenses before waiver (d)	.87%	.88%	.90%	.97%	.99%
Expenses net of waiver (e)	.85%	.80%	.80%	.80%	.80%
Net investment income	1.13%	1.38%	2.17%	1.82%	1.48%
Portfolio turnover rate (excluding short-term securities)	3.4%	20.1%	–%	–%	9.2%

(a)  See Note 1 of accompanying notes to financial statements regarding former names of the funds.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	–	.002	.015	.012	.001
Net realized and unrealized gain on investments	–	–	–	–	–
Total from investment operations	–	.002	.015	.012	.001
Less distributions:
Distributions from net investment income	–	(.002)	(.015)	(.012)	(.001)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	–%	0.21%	1.50%	1.18%	0.13%
Net assets, end of period (in thousands)	$197,078	$196,877	$188,351	$72,761	$66,980
Ratios to average net assets:
Expenses before waiver	.66%	.68%	.83%	.90%	.92%
Expenses net of waiver (c)(d)	.04%	.29%	.70%	.70%	.78%
Net investment income	–%	.20%	1.35%	1.18%	.13%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see Note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.264	$5.527	$4.392	$4.955	$4.275
Income from investment operations:
Net investment income (a)	.068	.065	.067	.065	.055
Net realized and unrealized gain(loss) on investments	1.454	.672	1.068	(.628)	.625
Total from investment operations	1.522	.737	1.135	(.563)	.680
Net asset value, end of period	$7.786	$6.264	$5.527	$4.392	$4.955
Total return (b)	24.30%	13.34%	25.82%	(11.36)%	15.90%
Net assets, end of period (in thousands)	$25,327	$15,838	$12,088	$7,662	$6,378
Ratios to average net assets:
Expenses (c)	.28%	.31%	.29%	.27%	.26%
Net investment income	.93%	1.27%	1.31%	1.29%	1.21%
Portfolio turnover rate (excluding short-term securities)	15.3%	14.4%	15.1%	14.6%	16.6%
	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.079	$5.377	$4.284	$4.845	$4.191
Income from investment operations:
Net investment income (a)	.050	.050	.054	.050	.042
Net realized and unrealized gain(loss) on investments	1.409	.652	1.039	(.611)	.612
Total from investment operations	1.459	.702	1.093	(.561)	.654
Net asset value, end of period	$7.538	$6.079	$5.377	$4.284	$4.845
Total return (b)	23.99%	13.06%	25.51%	(11.58)%	15.61%
Net assets, end of period (in thousands)	$207,828	$188,333	$186,108	$182,703	$220,335
Ratios to average net assets:
Expenses (c)	.53%	.56%	.54%	.52%	.51%
Net investment income	.71%	1.02%	1.09%	1.03%	.95%
Portfolio turnover rate (excluding short-term securities)	15.3%	14.4%	15.1%	14.6%	16.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.732	$13.309	$10.144	$10.629	$8.745
Income from investment operations:
Net investment income (a)	.215	.217	.215	.192	.175
Net realized and unrealized gain(loss) on investments	4.244	2.206	2.950	(.677)	1.709
Total from investment operations	4.459	2.423	3.165	(.485)	1.884
Net asset value, end of period	$20.191	$15.732	$13.309	$10.144	$10.629
Total return (b)	28.35%	18.20%	31.20%	(4.56)%	21.54%
Net assets, end of period (in thousands)	$365,210	$272,088	$224,410	$164,095	$167,661
Ratios to average net assets:
Expenses (c)	.19%	.20%	.20%	.20%	.20%
Net investment income	1.19%	1.62%	1.81%	1.74%	1.82%
Portfolio turnover rate (excluding short-term securities)	2.3%	3.3%	2.6%	2.4%	2.7%
	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.268	$12.949	$9.894	$10.393	$8.573
Income from investment operations:
Net investment income (a)	.164	.179	.181	.160	.148
Net realized and unrealized gain(loss) on investments	4.115	2.140	2.874	(.659)	1.672
Total from investment operations	4.279	2.319	3.055	(.499)	1.820
Net asset value, end of period	$19.547	$15.268	$12.949	$9.894	$10.393
Total return (b)	28.03%	17.91%	30.88%	(4.80)%	21.23%
Net assets, end of period (in thousands)	$862,746	$731,356	$689,994	$630,692	$708,275
Ratios to average net assets:
Expenses (c)	.44%	.45%	.45%	.45%	.45%
Net investment income	.94%	1.38%	1.56%	1.49%	1.57%
Portfolio turnover rate (excluding short-term securities)	2.3%	3.3%	2.6%	2.4%	2.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of period	$2.458		$2.620		$2.570	$2.533	$2.499
Income from investment operations:
Net investment income (a)	.028		.035		.116	.091	.102
Net realized and unrealized (loss) on investments	(.119)		(.197)		(.066)	(.054)	(.068)
Total from investment operations	(.091)		(.162)		.050	.037	.034
Net asset value, end of period	$2.367		$2.458		$2.620	$2.570	$2.533
Total return (b)	(3.70	)%(c)	(6.18	)%(c)	1.93%	1.46%	1.38%
Net assets, end of period (in thousands)	$1,779		$1,531		$1,396	$1,237	$1,134
Ratios to average net assets:
Expenses (d)	1.04%		.98%		1.01%	.95%	.98%
Net investment income	1.16%		1.40%		4.43%	3.57%	3.97%
Portfolio turnover rate (excluding short-term securities)	124.2%		62.1%		23.4%	20.4%	58.7%
	Class 2 Shares
	Year ended December 31,
	2021		2020		2019	2018	2017
Net asset value, beginning of period	$2.385		$2.549		$2.507	$2.477	$2.450
Income from investment operations:
Net investment income (a)	.021		.028		.108	.082	.093
Net realized and unrealized (loss) on investments	(.115)		(.192)		(.066)	(.052)	(.066)
Total from investment operations	(.094)		(.164)		.042	.030	.027
Net asset value, end of period	$2.291		$2.385		$2.549	$2.507	$2.477
Total return (b)	(3.94	)%(c)	(6.43	)%(c)	1.68%	1.21%	1.12%
Net assets, end of period (in thousands)	$88,974		$89,624		$99,019	$103,430	$106,869
Ratios to average net assets:
Expenses (d)	1.29%		1.23%		1.26%	1.20%	1.23%
Net investment income	.91%		1.15%		4.20%	3.32%	3.72%
Portfolio turnover rate (excluding short-term securities)	124.2%		62.1%		23.4%	20.4%	58.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.515	$5.661	$4.534	$4.781	$4.526
Income from investment operations:
Net investment income (a)	.061	.087	.096	.085	.081
Net realized and unrealized gain(loss) on investments	2.388	(.233)	1.031	(.332)	.174
Total from investment operations	2.449	(.146)	1.127	(.247)	.255
Net asset value, end of period	$7.964	$5.515	$5.661	$4.534	$4.781
Total return (b)	44.41%	(2.59)%	24.87%	(5.16)%	5.63%
Net assets, end of period (in thousands)	$13,201	$6,461	$5,858	$4,122	$3,583
Ratios to average net assets:
Expenses (c)	.87%	.91%	.88%	.87%	.85%
Net investment income	.91%	1.69%	1.79%	1.83%	1.75%
Portfolio turnover rate (excluding short-term securities)	59.7%	74.9%	55.5%	70.0%	75.4%
	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.352	$5.508	$4.422	$4.674	$4.436
Income from investment operations:
Net investment income (a)	.055	.073	.082	.072	.070
Net realized and unrealized gain(loss) on investments	2.302	(.229)	1.004	(.324)	.168
Total from investment operations	2.357	(.156)	1.086	(.252)	.238
Net asset value, end of period	$7.709	$5.352	$5.508	$4.422	$4.674
Total return (b)	44.05%	(2.83)%	24.56%	(5.40)%	5.37%
Net assets, end of period (in thousands)	$160,607	$119,460	$128,350	$116,067	$132,372
Ratios to average net assets:
Expenses (c)	1.12%	1.16%	1.13%	1.12%	1.10%
Net investment income	.85%	1.46%	1.59%	1.60%	1.55%
Portfolio turnover rate (excluding short-term securities)	59.7%	74.9%	55.5%	70.0%	75.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.411	$15.818	$12.568	$13.933	$11.747
Income from investment operations:
Net investment income (a)	.082	.147	.186	.174	.153
Net realized and unrealized gain(loss) on investments	5.040	1.446	3.064	(1.539)	2.033
Total from investment operations	5.122	1.593	3.250	(1.365)	2.186
Net asset value, end of period	$22.533	$17.411	$15.818	$12.568	$13.933
Total return (b)	29.43%	10.06%	25.86%	(9.80)%	18.61%
Net assets, end of period (in thousands)	$239,333	$206,350	$201,178	$181,589	$226,215
Ratios to average net assets:
Expenses (c)	1.05%	1.06%	1.06%	1.04%	1.03%
Net investment income	.40%	1.01%	1.28%	1.26%	1.20%
Portfolio turnover rate (excluding short-term securities)	100.1%	113.2%	131.1%	140.0%	90.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.304	$18.861	$14.069	$14.369	$11.834
Income from investment operations:
Net investment income (a)	.105	.116	.120	.099	.084
Net realized and unrealized gain(loss) on investments	5.289	3.327	4.672	(.399)	2.451
Total from investment operations	5.394	3.443	4.792	(.300)	2.535
Net asset value, end of period	$27.698	$22.304	$18.861	$14.069	$14.369
Total return (b)	24.18%	18.25%	34.06%	(2.09)%	21.42%
Net assets, end of period (in thousands)	$3,020	$1,729	$1,251	$757	$706
Ratios to average net assets:
Expenses (c)	.84%	.86%	.86%	.84%	.85%
Net investment income	.42%	.61%	.71%	.66%	.64%
Portfolio turnover rate (excluding short-term securities)	14.4%	23.0%	14.9%	21.6%	138.0%
	Class 2 Shares
	Year ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.936	$18.596	$13.906	$14.238	$11.755
Income from investment operations:
Net investment income (a)	.042	.068	.077	.060	.051
Net realized and unrealized gain(loss) on investments	5.195	3.272	4.613	(.392)	2.432
Total from investment operations	5.237	3.340	4.690	(.332)	2.483
Net asset value, end of period	$27.173	$21.936	$18.596	$13.906	$14.238
Total return (b)	23.87%	17.96%	33.73%	(2.33)%	21.12%
Net assets, end of period (in thousands)	$141,740	$128,567	$123,630	$102,769	$120,185
Ratios to average net assets:
Expenses (c)	1.08%	1.11%	1.11%	1.09%	1.10%
Net investment income	.17%	.37%	.47%	.40%	.40%
Portfolio turnover rate (excluding short-term securities)	14.4%	23.0%	14.9%	21.6%	138.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2021

(1)   Organization

Securian Funds Trust (Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act) each of whose Funds operate as a no-load, diversified open-end management investment company, except SFT Delaware IvySM Growth Fund and the SFT International Bond Fund which operate as non-diversified, open-end management investment companies. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Balanced Stabilization Fund (formerly SFT Dynamic Managed Volatility Fund)	NA	🗸
SFT Core Bond Fund	🗸	🗸
SFT Delaware IvySM Growth Fund (formerly SFT IvySM Growth Fund)	NA	🗸
SFT Delaware IvySM Small Cap Growth Fund (formerly SFT IvySM Small Cap Growth Fund)	NA	🗸
SFT Equity Stabilization Fund (formerly SFT Managed Volatility Equity Fund)	NA	🗸
SFT Government Money Market Fund	NA	🗸
SFT Index 400 Mid-Cap Fund	🗸	🗸
SFT Index 500 Fund	🗸	🗸
SFT International Bond Fund	🗸	🗸
SFT Real Estate Securities Fund	🗸	🗸
SFT T. Rowe Price Value Fund	NA	🗸
SFT Wellington Core Equity Fund	🗸	🗸

Securian Asset Management, Inc. (Securian AM), a wholly-owned subsidiary of Securian Financial Group, Inc. (Securian Financial Group), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies, and strategies.

Class 2 shares are subject to a Rule 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a Rule 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities, and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but sold only to Minnesota Life Insurance Company (Minnesota Life) and Securian Life Insurance Company (Securian Life) in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the statement of assets and liabilities date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee (Valuation Committee) and in accordance with the Board of Trustees (Board) approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Valuation Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The Funds do not separately report changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

SFT International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant (FCM) which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate.

These agreements are executed on a registered exchange (centrally cleared interest rate swaps), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2021, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund, qualifies as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions, or losses of the Fund will instead pass through and be considered for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and considers for federal income tax purposes the income, gains, deductions, and losses relating to those assets.

SFT International Bond Fund qualifies as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) of its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC Topic 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2021. The Funds' federal and state income returns for which the

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

applicable statutes of limitations have not expired (2018, 2019, 2020 and 2021) remain subject to examination by the Internal Revenue Service and states' department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock.

Distributions to shareholders from net investment income and realized gains (if any) for the SFT International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT International Bond Fund uses consent dividends in place of regular distributions. The Funds that are partnerships and disregarded entities (those funds other than SFT Government Money Market Fund and SFT International Bond Fund) are not required to and will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows:

	December 31, 2021		December 31, 2020
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
SFT International Bond Fund	$—	$—	$—	$—

At December 31, 2021, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statements of Assets and Liabilities primarily relate to net operating losses:

Fund	Paid-In Capital	Total Distributable Earnings (Loss)
SFT International Bond Fund	$(7,371,382)	$7,371,382

Distributable Earnings

As of December 31, 2021, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT International Bond Fund	$—	$—	$(2,087,664)	$—	$(5,119,220)

For the year ending December 31, 2021, the SFT International Bond Fund had a foreign tax credit of $158,743 and foreign sourced income of $1,675,556.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2021, the Funds' did not hold any when-issued or forward commitments.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Cross-Trades

The Funds are permitted to purchase and sell securities (i.e., "cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same adviser or sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2021, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$70,717	$–	$–
SFT Wellington Core Equity Fund	–	27,120	6,398

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2021 were as follows:

	Non-U.S. Government		U.S. Government*
Fund	Purchases	Sales	Purchases	Sales
SFT Balanced Stabilization Fund	$75,134,515	$11,946,154	$–	$15,000,000
SFT Core Bond Fund	160,639,907	125,795,709	266,436,161	213,793,155
SFT Delaware IvySM Growth Fund	92,870,125	170,282,630	–	–
SFT Delaware IvySM Small Cap Growth Fund	99,532,682	117,400,950	–	–
SFT Equity Stabilization Fund	10,726,095	43,553,983	–	–
SFT Index 400 Mid-Cap Fund	31,619,215	48,457,345	1,016,836	–
SFT Index 500 Fund	25,461,466	67,001,705	–	–
SFT International Bond Fund	70,000,418	53,179,052	55,155,424	43,830,803
SFT Real Estate Securities Fund	86,548,784	89,410,086	–	–
SFT T. Rowe Price Value Fund	223,187,991	247,490,967	–	–
SFT Wellington Core Equity Fund	19,572,781	34,950,316	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)   Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Balanced Stabilization Fund (a)	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund (b)	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Delaware IvySM Growth Fund (c)	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Delaware IvySM Small Cap Growth Fund (d)	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Fund	Annual Fee on Net Assets
SFT Equity Stabilization Fund (a)	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund (e)	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT International Bond Fund (f)	0.60% of assets to $300 million; and 0.575% of next $200 million of assets; and 0.55% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Real Estate Securities Fund (g)	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund (h)	0.67% of assets to $300 million; and 0.65% of next $200 million of assets; and 0.625% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT Wellington Core Equity Fund (i)	0.65% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.55% of assets exceeding $1 billion

(a)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.55% of all assets.

(b)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion.

(c)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion.

(d)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion.

(e)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion.

(f)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion.

(g)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion.

(h)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion.

(i)  Prior to May 1, 2021, the Fund's investment advisory fee was 0.65% of all assets.

For the period January 1, 2021 through April 30, 2021, Securian AM had a sub-advisory agreement with Franklin Advisers, Inc. (Franklin), a registered investment advisor for the SFT International Bond Fund, under which Securian AM paid Franklin an annual fee of 0.37% based on average daily net assets. Effective May 1, 2021, Securian AM replaced Franklin with Brandywine Global Investment Management, LLC (Brandywine) as sub-advisor to SFT International Bond Fund, under which Securian AM pays Brandywine an annual fee of 0.30% based on average daily net assets.

For the period January 1, 2021 through April 30, 2021, Securian AM had a sub-advisory agreement with Ivy Investment Management Company (IICO), a registered investment advisor for the SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund, under which Securian AM paid IICO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets. On April 30, 2021, Macquarie Group Limited (Macquarie) completed a transaction whereby Macquarie acquired Waddell & Reed Financial, Inc. (WDR), the parent company of IICO (the Transaction). The Transaction constituted a change of control of IICO. As a result of the change of control effected by the Transaction and pursuant to the 1940 Act, the previous investment sub-advisory agreement between IICO and Securian AM was automatically terminated on that date. In anticipation of the Transaction, on March 31, 2021 the Board of Trustees of the Trust

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

voted unanimously to approve a new investment sub-advisory agreement between Securian AM and Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust, which took effect at the close of the Transaction (the New Sub-Advisory Agreement). The New Sub-Advisory Agreement was effective May 3, 2021, under which Securian AM pays DIFA an annual fee for SFT Delaware IvySM Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund ranging from 0.33% to 0.55% and 0.40% to 0.82%, respectively, based on average daily net assets.

Securian AM has a sub-advisory agreement with T. Rowe Price Associates, Inc. (T. Rowe Price), a registered investment advisor for the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has a sub-advisory agreement with Wellington Management Company LLP (Wellington Management), a registered investment advisor for the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $7,000 to $24,200.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2021, these fees ranged from 0.01% to 0.05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares (Covered Funds). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. (Securian Financial), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers, or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among the Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Agreement, Securian AM agrees to waive, reimburse, or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed, or paid (the Expense Waiver) on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement runs through April 30, 2022.

As of December 31, 2021, the amounts waived and eligible for recovery are as follows:

	Agreement	Advisory Fees Waived for the year ended December 31,	12b-1 Fees Waived for the year ended December 31,	Excess Expense Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	2021*	2021*	2021*	2021	2022	2023	2024
SFT Government Money Market Fund	May 1, 2012	$517,639	$485,043	$200,682	$1,979,365	$—	$776,001	$1,203,364

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, and SFT Government Money Market Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT Government Money Market Fund, have entered into Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Agreements for SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund were terminated effective May 1, 2021. The SFT Government Money Market Fund Agreement runs through April 30, 2022.

The SFT Government Money Market Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to their respective Expense Limitation Agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the Funds' prospectus.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

As of December 31, 2021, the amounts waived and eligible for recovery are as follows:

	Agreement	Expense		Advisory Fees Waived for the year ended December 31,	Total eligible for recovery as of December 31,	Expiring December 31,
Fund	Date	Limit		2021*	2021	2022	2023	2024
SFT Balanced Stabilization Fund	May 1, 2013	0.80	%**	$120,740	$965,941	$471,221	$373,980	$120,740
SFT Equity Stabilization Fund	November 18, 2015	0.80	%**	$87,034	$705,646	$344,250	$274,362	$87,034
SFT Government Money Market Fund	November 1, 2017	0.70%		$—	$128,729	$128,729	$—	$—

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

**  For the period January 1, 2021 through April 30, 2021.

(5)  Illiquid Investments

Non-Money Market Funds—Pursuant to Rule 22e-4 under the 1940 Act, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. At December 31, 2021, the SFT International Bond Fund held one illiquid security with a market value of $371,402, which represents 0.4% of net assets.

Government Money Market Funds—Money market funds are governed by Rule 2a-7 under the 1940 Act. By definition, a government money market fund is a fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Consequently, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of net assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2021, the Fund did not hold illiquid securities.

(6)  Fair Value Measurement

The Trust utilizes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

The following is a summary of the levels used for the year ended December 31, 2021, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2021 using
Fund	Level 1	Level 2	Level 3	Total
SFT Balanced Stabilization Fund
Assets
Government Obligations	$—	$722,934	$—	$722,934
Other Mortgage-Backed Securities	—	1,646,535	—	1,646,535
Corporate Obligations	—	150,727,528	—	150,727,528
Purchased Options	115,735	—	—	115,735
Investment Companies	613,856,014	—	—	613,856,014
Total Investments	613,971,749	153,096,997	—	767,068,746
Liabilities
Other Financial Instruments*
Written Options	(1,896)	—	—	(1,896)
SFT Core Bond Fund
Assets
Government Obligations	—	150,128,505	—	150,128,505
Asset-Backed Securities	—	76,205,025	—	76,205,025
Other Mortgage-Backed Securities	—	78,777,925	—	78,777,925
Corporate Obligations	—	218,430,001	—	218,430,001
Investment Companies	4,468,964	—	—	4,468,964
Total Investments	4,468,964	523,541,456	—	528,010,420
Other Financial Instruments*
Futures Contracts	489,185	—	—	489,185
Liabilities
Other Financial Instruments*
Futures Contracts	(430,043)	—	—	(430,043)
SFT Delaware IvySM Growth Fund
Assets
Common Stocks	703,023,134	—	—	703,023,134
Investment Companies	2,889,142	—	—	2,889,142
Total Investments	705,912,276	—	—	705,912,276
SFT Delaware IvySM Small Cap Growth Fund
Assets
Common Stocks	200,654,443	—	—	200,654,443
Investment Companies	4,009,272	—	—	4,009,272
Total Investments	204,663,715	—	—	204,663,715
SFT Equity Stabilization Fund
Assets
Investment Companies	363,906,636	—	—	363,906,636
Purchased Options	49,110	—	—	49,110
Total Investments	363,955,746	—	—	363,955,746
Liabilities
Other Financial Instruments*
Futures Contracts	(74,986)	—	—	(74,986)
Written Options	(752)	—	—	(752)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2021 using
Fund	Level 1	Level 2	Level 3	Total
SFT Government Money Market Fund
Assets
U.S. Government Obligations	$—	$186,390,489	$—	$186,390,489
Investment Companies	11,170,627	—	—	11,170,627
Total Investments	11,170,627	186,390,489	—	197,561,116
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	220,748,551	—	—	220,748,551
U.S. Government Obligations	—	1,005,781	—	1,005,781
Investment Companies	11,401,598	—	—	11,401,598
Total Investments	232,150,149	1,005,781	—	233,155,930
Other Financial Instruments*
Futures Contracts	202,470	—	—	202,470
SFT Index 500 Fund
Assets
Common Stocks	1,201,220,262	—	—	1,201,220,262
Investment Companies	26,472,532	—	—	26,472,532
Total Investments	1,227,692,794	—	—	1,227,692,794
Other Financial Instruments*
Futures Contracts	703,719	—	—	703,719
SFT International Bond Fund
Assets
Long-Term Debt Securities	—	87,941,234	—	87,941,234
Investment Companies	2,105,349	—	—	2,105,349
Total Investments	2,105,349	87,941,234	—	90,046,583
Other Financial Instruments*
Futures Contracts	5,838	—	—	5,838
Forward Foreign Currency Contracts	—	691,299	—	691,299
Liabilities
Other Financial Instruments*
Futures Contracts	(122,196)	—	—	(122,196)
Forward Foreign Currency Contracts	—	(443,282)	—	(443,282)
SFT Real Estate Securities Fund
Assets
Common Stocks	170,947,201	—	—	170,947,201
Investment Companies	2,666,489	—	—	2,666,489
Total Investments	173,613,690	—	—	173,613,690
SFT T. Rowe Price Value Fund
Assets
Common Stocks	236,979,670	—	—	236,979,670
Preferred Stocks	507,321	—	—	507,321
Investment Companies	1,299,209	—	—	1,299,209
Total Investments	238,786,200	—	—	238,786,200

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2021 using
Fund	Level 1	Level 2	Level 3	Total
SFT Wellington Core Equity Fund
Assets
Common Stocks	$143,824,892	$—	$—	$143,824,892
Investment Companies	1,032,020	—	—	1,032,020
Total Investments	144,856,912	—	—	144,856,912

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1, 2 and 3 during the period.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2021:

	Average Notional Amount
SFT Balanced Stabilization Fund
Futures Contracts	$199,431,889	(a)
Purchased options contracts	861,697
Written options contracts	(372,985	)(a)
SFT Core Bond Fund
Futures Contracts	$88,442,437
SFT Equity Stabilization Fund
Futures Contracts	$39,800,275
Purchased Options contracts	442,388
Written options contracts	(189,530	)(a)
SFT Index 400 Mid-Cap Fund
Futures Contracts	$9,455,895
SFT Index 500 Fund
Futures Contracts	$16,376,874
SFT International Bond Fund
Futures Contracts	$7,745,287	(b)
Forward foreign currency contracts	72,688,958	(a)

(a)  Positions were open for eleven months during the period.

(b)  Positions were open for eight months during the period.

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Balanced Stabilization Fund and the SFT Equity Stabilization Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives were purchased or sold in the SFT Core Bond Fund and SFT International Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT International Bond Fund's current or intended investments in foreign securities, as well as to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each Fund from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Balanced Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Investments in securities, at market value (purchased options)	$115,735	$—	$—
Liabilities:
Written options contracts	$(1,896)	$—	$—
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$32,506,886	$—	$—
Purchased options contracts	(6,314,001)	—	—
Written options contracts	2,830,676	—	—
Total	$29,023,561	$—	$—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(1,797,365)	$—	$—
Purchased options contracts	(158,866)	—	—
Written options contracts	6,454	—	—
Total	$(1,949,777)	$—	$—
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Variation margin on futures contracts*	$—	$489,185	$—
Liabilities:
Variation margin on futures contracts*	$—	$(430,043)	$—
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$—	$(1,138,041)	$—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$—	$223,520	$—

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Equity Stabilization Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Investments in securities, at market value (purchased options)	$49,110	$—	$—
Liabilities:
Variation margin on futures contracts*	$(74,986)	$—	$—
Written options contracts	(752)	—	—
Total	$(75,738)	$—	$—
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$4,828,219	$—	$—
Purchased options contracts	(3,329,351)	—	—
Written options contracts	1,453,697	—	—
Total	$2,952,565	$—	$—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(74,986)	$—	$—
Purchased options contracts	(82,998)	—	—
Written options contracts	2,358	—	—
Total	$(155,626)	$—	$—
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Variation margin on futures contracts*	$202,470	$—	$—
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$2,206,307	$—	$—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$22,548	$—	$—
SFT Index 500 Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Variation margin on futures contracts*	$703,719	$—	$—
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$3,962,145	$—	$—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$429,705	$—	$—

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT International Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021
Assets:
Unrealized appreciation on forward foreign currency contracts	$—	$—	$691,299
Variation margin on futures contracts*	—	5,838	—
Total	$—	$5,838	$691,299
Liabilities:
Unrealized depreciation on forward foreign currency contracts	$—	$—	$(443,282)
Variation margin on futures contracts*	—	(122,196)	—
Total	$—	$(122,196)	$(443,282)
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2021
Net Realized Gain (Loss) on Derivatives:
Foreign currency contracts	$—	$—	$(2,919,206)
Futures contracts	—	(70,565)	—
Total	$—	$(70,565)	$(2,919,206)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Foreign currency contracts	$—	$—	$2,689,823
Futures contracts	—	(116,358)	—
Total	$—	$(116,358)	$2,689,823

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2021 none of the Funds' derivatives were subject to master netting arrangements.

(8)  Affiliated Ownership

The SFT Balanced Stabilization Fund invests in underlying securities and other investment companies, of which certain underlying funds (affiliated underlying funds) may be deemed to be under common control with the SFT Balanced Stabilization Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board. The SFT Balanced Stabilization Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the

Securian Funds Trust
Notes to Financial Statements – continued

(8)  Affiliated Ownership – (continued)

Standard & Poor's 500® Index. A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2021 are as follows:

			As of December 31, 2021
Fund/ Underlying Fund	Beginning Value as of January 1, 2021	Change in Unrealized Appreciation/ Depreciation	Ending Value	Share Balance
SFT Balanced Stabilization Fund
SFT Index 500 Fund	$223,777,991	$63,436,647	$287,214,638	14,224,618

(9)  Other Risks

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization. The impact of COVID-19 has been and could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined.

(10)  Recent Accounting Pronouncements

In October 2020, the Securities and Exchange Commission (SEC) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance, and may increase costs related to a Fund's use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund's investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

(11)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there were no material events that would require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the entire year.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$1,055.00	0.85%	$4.40
SFT Core Bond Fund	1,000	$999.60	0.49%	$2.47	998.30	0.74%	3.73
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	1,132.00	0.96%	5.16
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	945.10	1.24%	6.08
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,048.30	0.87%	4.49
SFT Government Money Market Fund	1,000	NA	NA	NA	1,000.00	0.03%	0.15
SFT Index 400 Mid-Cap Fund	1,000	1,058.60	0.28%	1.45	1,057.30	0.53%	2.75
SFT Index 500 Fund	1,000	1,114.90	0.19%	1.01	1,113.50	0.44%	2.34
SFT International Bond Fund	1,000	989.10	1.06%	5.31	987.90	1.31%	6.56
SFT Real Estate Securities Fund	1,000	1,172.20	0.87%	4.76	1,170.80	1.12%	6.13
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,089.60	1.05%	5.53
SFT Wellington Core Equity Fund	1,000	1,103.20	0.84%	4.45	1,101.80	1.08%	5.72

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Balanced Stabilization Fund	$1,000	NA	NA	NA	$1,020.92	0.85%	$4.33
SFT Core Bond Fund	1,000	$1,022.74	0.49%	$2.50	1,021.48	0.74%	3.77
SFT Delaware IvySM Growth Fund	1,000	NA	NA	NA	1,020.37	0.96%	4.89
SFT Delaware IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,018.95	1.24%	6.31
SFT Equity Stabilization Fund	1,000	NA	NA	NA	1,020.82	0.87%	4.43
SFT Government Money Market Fund	1,000	NA	NA	NA	1,025.05	0.03%	0.15
SFT Index 400 Mid-Cap Fund	1,000	1,023.79	0.28%	1.43	1,022.53	0.53%	2.70
SFT Index 500 Fund	1,000	1,024.25	0.19%	0.97	1,022.99	0.44%	2.24
SFT International Bond Fund	1,000	1,019.86	1.06%	5.40	1,018.60	1.31%	6.67
SFT Real Estate Securities Fund	1,000	1,020.82	0.87%	4.43	1,019.56	1.12%	5.70
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,019.91	1.05%	5.35
SFT Wellington Core Equity Fund	1,000	1,020.97	0.84%	4.28	1,019.76	1.08%	5.50

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended June 30 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Previously, the Trust filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

Securian Funds Trust
Statement Regarding Liquidity Risk Management Program
(unaudited)

The following statement discusses the operation and effectiveness of the Funds' liquidity risk management program for the period from January 1, 2021 through December 31, 2021 and describes the Board's review of the Funds' liquidity risk management program that took place during the six-month period ended June 30, 2022.

The Funds have adopted a Liquidity Risk Management Program (the "LRM Program"). The Funds' Board has appointed the Securian AM Liquidity Risk Oversight Committee (the "Committee") as the administrator of the LRM Program. In its capacity as program administrator, the Committee oversees and monitors the LRM Program for the Funds. In addition, the Committee assesses and manages the Funds' liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Committee assesses and manages liquidity risk by classifying and reviewing periodically the classification of Fund investments for liquidity risk management purposes; reporting periodically to the Board on Fund liquidity risk and the status of the LRM Program; and determining the policies, procedures and controls necessary to create and maintain the LRM Program, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee to address the operation of the LRM Program, assess its adequacy and effectiveness of implementation, including (if applicable), the operation of the highly liquid investment minimum and any material changes to the LRM Program for the period from January 1, 2021 through December 31, 2021 (the "Covered Period"). To prepare this report, the Committee discussed the operation and effectiveness of the Funds' third-party liquidity assessment services in light of the liquidity risks posed by each Fund. Additionally, the Committee reviewed portfolio managers' responses to the LRM Program's Annual Liquidity Risk Assessment Review Checklist for each Fund. As a result of its review, the Committee reported the following to the Board:

—  The Funds' LRM Program operated effectively during the Covered Period, was adequately designed and was effectively implemented.

—  Because each Fund primarily holds assets that are highly liquid investments, the Funds do not have highly liquid investments minimums. It is expected each Fund will continue to primarily hold assets that are highly liquid investments for the foreseeable future.

—  There were no material changes to the LRM Program during the Covered Period.

—  There were no breaches of any Fund's restriction on holding greater than 15% illiquid assets.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. ("Securian AM") or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request, by calling, toll free, 800-995-3850.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired; Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Retired; Senior Vice President, Minnesota Life Insurance Company from June 2007 to June 2021; President and CEO, Securian AM from November 2017 to June 2021; Senior Vice President and Director, Advantus Capital

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Management, Inc., February 2006 to November 2017; Senior Vice President, Securian Financial Group, Inc. from June 2007 to June 2021; Senior Vice President, Securian Life Insurance Company from June 2007 to June 2021; President and Director, Marketview Properties, LLC (entity holding real estate assets) from January 2010 to June 2021; President and Director, Marketview Properties II, LLC (entity holding real estate assets) from March 2010 to June 2021; President and Director, Marketview Properties III, LLC (entity holding real estate assets) from January 2012 to June 2021; President and Director, Marketview Properties IV, LLC (entity holding real estate assets) from January 2012 to June 2021

Other Executive Officers(3)

Kevin L. Ligtenberg 1973 Vice President and Treasurer since 2021

Vice President, Director of Investment Operations, Securian AM since August 2021; Director of Investment Operations, Securian AM from May 2021 to July 2021; Manager of Investment Operations, Securian AM from March 2013 to May 2021

Christopher B. Owens 1977 Vice President since 2020

Second Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc. since June 2018; National Sales Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., October 2011 to June 2018

Paul Jason Thibodeaux 1979 Secretary since 2021

Senior Investment Counsel, Securian AM since January, 2018; Attorney with the law firm of Gray Plant Mooty (now known as Lathrop GPM, LLP) from 2014 to 2018

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a corporate officer of the Trust, Michael T. Steinert, born in 1975, has served as the Trust's Chief Compliance Officer since August 2017. Mr. Steinert is also Senior Vice President, Chief Operating Officer, Treasurer, and Chief Compliance Officer of Securian Asset Management, Inc.

(This page has been left blank intentionally.)

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2022

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2021 Securian Funds Trust All rights reserved.

F38897 Rev 2-2022

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Getchell as the Audit Committee's financial expert. Ms. Getchell is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2021	2020
$333,668	$328,090

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2021	2020
$-	$-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2021	2020
$8,525	$7,400

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2021	2020
$3,941	$6,165

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)     Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

●	Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

●	Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

●	Meet semi-annually with the engagement partner of the Auditor

●	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

●	Annual Trust financial statement audits
●	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Accounting consultations
●	Trust merger support services
●	Other accounting related matters
●	Agreed Upon Procedure Reports
●	Attestation Reports
●	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

●	Tax compliance services related to the filing or amendment of the following:

o	Federal, state and local income tax compliance; and,

o	Sales and use tax compliance

●	Timely RIC qualification reviews
●	Tax distribution analysis and planning
●	Tax authority examination services
●	Tax appeals support services
●	Accounting methods studies
●	Trust merger support services
●	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

●	Management functions
●	Accounting and bookkeeping services
●	Internal audit services
●	Financial information systems design and implementation
●	Valuation services supporting the financial statements
●	Actuarial services supporting the financial statements
●	Executive recruitment
●	Expert services (e.g., litigation support)
●	Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management, Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust
Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate >$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost >$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects >$20,000, Audit Committee pre-approval required.

(e)(2)     None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          No disclosures are required by this Item 4(f).

(g)         The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2021	2020
$-	$-

(h)         The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”). The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees. The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser. Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style. The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)         There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

ITEM 13. EXHIBITS.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1)           Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)           A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Kevin L. Ligtenberg
Kevin L. Ligtenberg, Treasurer (Principal Financial Officer)

Date: February 18, 2022